As filed with the Securities and Exchange Commission on July 20, 2006
                                                     Registration No. 333-133978


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                              AMENDMENT NO. 2 TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933


                           ------------------------

                            STRUCTURED PRODUCTS CORP.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                          13-3692801
   (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                           Identification No.)

                              390 Greenwich Street
                            New York, New York 10013
                                 (212) 816-7496
                   (Address, including zip code, and telephone
                  number, including area code, of Registrant's
                          principal executive offices)

                             Scott Flood, Secretary
                            Structured Products Corp.
                              390 Greenwich Street
                            New York, New York 10013
                                 (212) 816-7496
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            ------------------------
                                    Copy to:
                                  AI B. Sawyers
                       Orrick, Herrington & Sutcliffe LLP
                                666 Fifth Avenue
                            New York, New York 10103
                            ------------------------

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective in light of market conditions.
If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.~
If delivery of the prospectus is executed to be made pursuant to Rule 434, please check the following box.~

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------
TITLE OF SECURITIES      AMOUNT TO BE            PROPOSED MAXIMUM           PROPOSED MAXIMUM            AMOUNT OF
BEING REGISTERED         REGISTERED              OFFERING PRICE PER UNIT    AGGREGATE OFFERING PRICE    REGISTRATION FEE
  Trust Certificates           1,000,000                   100%                       100%                   $107.00
--------------------------------------------------------------------------------------------------------------------------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                              EXPLANATORY NOTES

This Registration Statement includes:

o A form of base prospectus and a form of prospectus supplement for offering series of Certificates representing the entire beneficial interest in various trusts to be created from time to time, the assets of which will consist primarily of securities within one of the following categories: (1) a debt security or asset backed security or a pool of such debt securities or asset backed securities issued or by their terms guaranteed by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities); (2) a debt security or pool of such debt securities which represent obligations issued or by their terms guaranteed by a foreign government, political subdivision or agency or instrumentality thereof; (3) an obligation or obligations of one or more foreign private issuers; or (4) a debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute. All of such securities will either be publicly issued or available for resale pursuant to an exemption from registration under the Securities Acts of 1933, as amended (the "Securities Act"). The forms of prospectus and prospectus supplement each contain bracketed provisions appropriate to the various categories of trust assets; each set of alternate bracketed language, when combined with the form of base prospectus and form of prospectus supplement, constitutes a separate prospectus.

PROSPECTUS SUPPLEMENT
(To Prospectus dated [        ], 200_)

 [TIERS(R)][CORTS(R)][NAME][CALLABLE]__________-BACKED CERTIFICATES, SERIES_____
                                        200_

                          STRUCTURED PRODUCTS CORP.
                            SPONSOR AND DEPOSITOR
    $_________CERTIFICATE PRINCIPAL BALANCE, [____%][VARIABLE] PASS-THROUGH RATE

                                    ISSUED BY

   [TIERS(R)][CORTS(R)][NAME] [CALLABLE]______________-BACKED CERTIFICATES
                            TRUST______200_

                             ISSUING ENTITY

         The [TIERS(R)][CORTS(R)][NAME] [Callable] -Backed Certificates Trust 200 Series 200_ will issue [a single class][____ classes] of certificates. The Class [__] certificates (the "Certificates") are being offered by this Prospectus Supplement and the accompanying Prospectus.

           o The Certificates will represent a beneficial interest only in [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS][Alternative 1: specify debt security or asset backed security or a pool of such debt securities or asset backed securities issued or by their terms guaranteed by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)][Alternative 2: specify obligations of one or more foreign private issuers] [Alternative 3: specify debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute][Alternative 4: specify debt security or pool of such debt securities which represent obligations issued by or by their terms guaranteed by a foreign government, political subdivision or agency or instrumentality thereof][maturing in ___ years] issued by [specify issuers], and having the characteristics described herein under "Description of the Underlying Securities." The securities will be held by [TIERS(R)][CORTS(R)][NAME] [Callable]_________-Backed Certificates Trust_______200_Series
                  200_. The securities have a different [interest rate] [currency][maturity][credit risk] than do the Certificates. The Certificates do not represent the obligation of or any interest in the depositor and sponsor, or any of its affiliates.

           o [[Interest will accrue on the Certificates at rate equal to ____.] [The Class ____ Certificates will receive all scheduled interest payments received by the Trust on or before ____ on the securities held by the Trust. [The Class ____ Certificates will receive a distribution of the securities in kind on _____.]]

           o      [[TIERS(R)][CORTS(R)][NAME][Callable]_________-Backed
                  Certificates Trust____200__Series 200_ will enter into a [swap agreement][derivative transaction] with ____ as its counterparty. [TIERS(R)][CORTS(R)][NAME][Callable]____ -Backed
                  Certificates Trust_____200__Series 200_ will pay to the counterparty the [interest][principal][other] amounts [TIERS(R)][CORTS(R)][NAME][Callable]______-Backed Certificates
                  Trust 200 Series 200_ receives on the securities. In exchange, the counterparty will pay to [TIERS(R)][CORTS(R)][NAME] [Callable] -Backed Certificates Trust______200__Series 200_ the scheduled distributions on the Certificates.] [Describe for each [swap agreement][derivative transaction.]]

           o [If the securities default, or if [TIERS(R)][CORTS(R)][NAME] [Callable]_________-Backed Certificates Trust_____200__Series
                  200_ is terminated or fails to perform its obligations, the [swap agreement][derivative transaction] will terminate early. Early termination of the [swap agreement][derivative transaction] may result in losses to the purchaser of the Certificates, which may be as much as the entire investment. See "Risk Factors."]

           o [Payments of [interest][principal] will vary based on performance of an index. A [decline][increase] in the value of the index will result in losses to the purchaser of the certificates, which may be as much as the entire investment. See "Risk Factors."]

           o [The Class __ Certificates are not entitled to distributions of principal. If the securities are prepaid or redeemed early, returns on the Class ____ Certificates will be adversely affected and holders of the Class ____ Certificates may not recover the initial investment. See "Risk Factors."]

           o [In addition to the Certificates being offered pursuant to this prospectus supplement, the [TIERS(R)][CORTS(R)][NAME] [Callable]________-Backed Certificates Trust_____200__Series
                  200_ will issue [___] class[es] of [interest only] certificates][and][one class of call [rights][warrants]]which are not being offered pursuant to this prospectus supplement.]

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Certificates may [not] be purchased by pension plan investors subject to the requirements of the Employee Retirement Income Security Act of 1974 [only through special arrangements]. See "ERISA Considerations" in the prospectus.

         INVESTING IN THE CERTIFICATES INVOLVES CERTAIN RISKS, WHICH ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE S-[__] IN THIS PROSPECTUS SUPPLEMENT AND ON PAGE [__] IN THE PROSPECTUS.

         The Certificates are expected to be approved for listing, subject to official notice of issuance, on the [New York Stock Exchange][American Stock Exchange][other]. Trading of the Certificates on the [New York Stock Exchange][American Stock Exchange][other] is expected to commence within a [__]-day period after the initial delivery thereof. No guarantee can be given that a secondary market for the certificates will develop or that the certificates will remain listed on the [New York Stock Exchange][American Stock Exchange][other]. See "Underwriting" herein.

                                                                   Per Certificate                  Total
                                                               ----------------------       --------------------
Public offering price.....................................              $[__]                       $[__]
Underwriting discount.....................................              $[__]                       $[__]
Proceeds to trust (before expenses).......................              $[__]                       $[__]

         The underwriter expects to deliver your Certificates in book-entry form only through The Depository Trust Company on or about [__], 20[__].

                                    CITIGROUP


____ ____, 200_

             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

         We provide information to you about the [TIERS][CORTS][NAME] in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the [TIERS][CORTS][NAME] and (b) this prospectus supplement, which describes the specific terms of your [TIERS][CORTS][NAME].

         You are urged to read both the accompanying prospectus and this prospectus supplement in full to obtain material information concerning the [TIERS][CORTS][NAME]. This prospectus supplement may be used to offer the [TIERS][CORTS][NAME] only if accompanied by the prospectus.

         We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The Table of Contents for this prospectus supplement and the accompanying prospectus identify the pages where these sections are located.

         You can find a listing of the pages where capitalized terms used in this prospectus supplement and the accompanying prospectus are defined under the caption "Index of Terms" beginning on page S-[__] in this prospectus supplement and beginning on page [43] in the accompanying prospectus.

         We have filed a registration statement relating to the [TIERS][CORTS][NAME] with the Securities and Exchange Commission. This prospectus supplement and the accompanying prospectus are a part of the registration statement, but the registration statement includes additional information. See "Available Information" in the accompanying prospectus.

         You should rely only on the information contained in this prospectus supplement or the accompanying prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. We do not claim the accuracy of the information appearing in this prospectus supplement or the accompanying prospectus as of any date other than the dates on their respective front covers.

         For 90 days following the date of this prospectus supplement, all dealers selling [TIERS][CORTS][NAME] will deliver a prospectus supplement and prospectus, and such delivery obligation generally may be satisfied through the filing of the prospectus supplement and prospectus with the SEC. This is in addition to any dealer's obligation to deliver a prospectus supplement and accompanying prospectus when acting as an underwriter of the [TIERS][CORTS][NAME] and with respect to their unsold allotments or subscriptions.

                             [EUROPEAN ECONOMIC AREA

         In relation to each Member State of the European Economic Area which has implemented the prospectus Directive (each, a Relevant Member State), the underwriter has represented and agreed that, with effect from and including the date on which the prospectus Directive is implemented in that Relevant Member State ("the Relevant Implementation Date"), it has not made and will not make an offer of notes to the public in that Relevant Member State prior to the publication of a prospectus in relation to the notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of notes to the public in that Relevant Member State at any time:

         (a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

         (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year, (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than
(euro)50,000,000, as shown in its last annual or consolidated accounts; or

         (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the prospectus Directive.

         For the purposes of this provision, the expression an "offer of notes to the public" in relation to any notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase or subscribe the notes, as the same may be varied in that Relevant Member State by any measure implementing the prospectus Directive in that Relevant Member State and the expression prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

The underwriter has represented and agreed that:

         (a) (i) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and (ii) it has not offered or sold and will not offer or sell the notes other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the notes would otherwise constitute a contravention of Section 19 of the Financial Services and Markets Act (the "FSMA") by the issuer;

         (b) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the notes in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

         (c) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.

         The offer in The Netherlands of the notes included in this offering is exclusively limited to persons who trade or invest in securities in the conduct of a profession or business (which include banks, stockbrokers, insurance companies, pension funds, other institutional investors and finance companies and treasury departments of large enterprises).

                                UNITED KINGDOM

         The underwriter has represented and agreed that:

         (d) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of the [TIERS][CORTS][NAME] in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

         (e)    it has complied and will comply with all  applicable  provisions
of     the     FSMA   with  respect  to  anything  done by it in relation to the
[TIERS][CORTS][NAME] in, from or otherwise involving the United Kingdom.

                     NOTICE TO UNITED KINGDOM INVESTORS

         The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associates, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered [TIERS][CORTS][NAME], is available only to Relevant Persons and will be engaged in only with Relevant Persons.

         Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the issuer and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.]

                              TABLE OF CONTENTS
                                                                           PAGE

SUMMARY.....................................................................S-1
RISK FACTORS................................................................S-5
FORMATION OF THE TRUST......................................................S-9
USE OF PROCEEDS.............................................................S-9
THE UNDERLYING SECURITIES ISSUER............................................S-9
DESCRIPTION OF THE UNDERLYING SECURITIES...................................S-10
DESCRIPTION OF THE CERTIFICATES............................................S-12
DESCRIPTION OF SWAP AGREEMENT..............................................S-17
DESCRIPTION OF THE TRUST AGREEMENT.........................................S-19
FEDERAL INCOME TAX CONSEQUENCES............................................S-21
ERISA CONSIDERATIONS.......................................................S-22
METHOD OF DISTRIBUTION.....................................................S-23
RATINGS....................................................................S-24
LEGAL OPINIONS.............................................................S-25
INDEX OF TERMS.............................................................S-26
APPENDIX A..................................................................A-1

                                  SUMMARY

This summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand all of the terms of the offering of the [TIERS][CORTS][NAME], you should read carefully this prospectus supplement and the accompanying prospectus in full.

Certificates ..........................The [TIERS(R)][CORTS(R)][NAME] [Callable]
                                       ______-Backed Certificates Trust___ 200_
                                       Series 200_ will issue ____ class[es] of certificates, [all of which][___ of which, class[es] ____ [and ____]] will be offered pursuant to this prospectus supplement. [The ___ other classes of certificates [and the Call [Rights] [Warrants]], will be sold separately in private transactions.] We refer to the certificates being offered pursuant to this prospectus supplement as the "Certificates". The Certificates will be denominated in the Specified Currency. The total principal amount of
                                       Certificates being issued is ____ (the
                                       "Initial Certificate Principal Balance").
                                       The Certificates will be issued in
                                       [book-entry records of the Depository
                                       Trust Company][definitive form] in
                                       minimum denominations of ____.]

Sponsor and Depositor .................Structured Products Corp., a Delaware
                                       corporation.  We refer to Structured
                                       Products Corp. as the "Company" or, as
                                       the context requires, the "sponsor" or
                                       the "depositor."

The Trustee............................[Identify]

[Administrative Agent..................[None].]

Issuing Entity.........................[TIERS(R)][CORTS(R)][NAME] [Callable]
                                       ______-Backed Certificates Trust____200_
                                       Series 200_, which will be formed under
                                       a Trust Agreement between the Depositor
                                       and the Trustee.
                                       [The Trust is a [Delaware][other]
                                       [business][statutory] trust.] We refer to the[Trust] as the "Trust" or the "issuing entity."

Underlying Securities..................[The Depositor will deposit into the
                                       Trust][The Trust will acquire in the
                                       secondary market from the [Depositor]
                                       [Underwriter][or an affiliate of the
                                       [Depositor][Underwriter]] with the
                                       proceeds of sale
                                       of the Certificates [and other
                                       certificates and [Call [Rights][Warrants] issued by the Trust] the following fixed income securities (the "Underlying Securities"): [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS]
                                       [Alternative 1: specify debt security or asset backed security or a pool of such debt securities or asset backed securities issued or guaranteed by their terms by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)][Alternative 2: specify obligations of one or more foreign private issuers][Alternative 3: specify debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: specify debt security or pool of such debt securities which represent obligations issued by or by their terms guaranteed by a foreign government, political subdivision or agency or instrumentality thereof] [maturing in ___ years] issued by [specify issuers], and having the characteristics described herein under "Description of the Underlying Securities."

Underlying Securities Issuer...........The issuer of the Underlying Securities
                                       [deposited into][purchased by] the Trust is [identify][repeat for each]. The Underlying Securities Issuer is not participating in this offering and has no obligations under the Certificates. [Information about the Underlying Securities Issuer is available in the Underlying Securities Issuer's filings with the Commission.]

[Underlying Securities Guarantor.......Pursuant to a [guarantee][or identify other form of credit support], [Identify] has [guaranteed payment of interest, premium (if any) and principal outstanding should the Underlying Securities Issuer fail to pay].
                                       The Underlying Securities Guarantor is
                                       not participating in this offering and
                                       has no obligations under the
                                       Certificates. Information about the
                                       Underlying Securities Guarantor is
                                       available in the Underlying Securities
                                       Guarantor's filings with the Commission.]

Closing Date...........................On or about _______

Interest and Principal
Distributions..........................[Interest will be distributed each ____
                                       (each a "Distribution Date").  The
                                       interest rate for the Certificates is
                                       [____% per annum][variable]
                                       (the "Interest Rate"). The Trust will
                                       pass through interest to the holders of
                                       the Certificates ("Certificateholders")
                                       based on payments [received by the Trust under the securities][to the Trust by the Swap Counterparty under the Swap Agreement]. [Distributions of interest for [a given period] will be based on the value of [specify index] determined as of the ____ day prior to the first day][on the last day] (the "Interest Reset Date") [other basis of determination] of that [period][by the Calculation Agent under the Swap Agreement][under the terms of the Underlying Securities.]]

                                       Principal will be distributed [on a final
                                       Distribution Date occurring on ___ (the
                                       "Final Scheduled Distribution Date")][or as the Trust receives distributions of principal on the Underlying Securities it holds]. [Describe any other distributions.] [Distributions of principal on the Class ____ Certificates may be less than the full principal amount of the Certificates [if the Trust is required to make a termination payment under the Swap Agreement] [or describe other event which may cause lower principal distribution].]

                                       [The Class ____ Certificates have an
                                       amortizing principal balance. The Class__
                                       Certificates will receive all scheduled
                                       payments on interest that the Trust
                                       receives on or before ___on the
                                       Underlying Securities it holds. Each
                                       payment will reflect partial amortization of the principal balance of the Class ___ Certificates and a distribution of interest at a rate of ____ % per annum.]

                                       [The Class ____ Certificates will not
                                       receive scheduled distributions of
                                       interest or principal, but will receive a distribution of the Underlying Securities on ___ .]

                                       [If the Underlying Securities are in
                                       default or are redeemed early [or the
                                       Call [Rights][Warrants] are exercised][or the [Underlying Securities Issuer] [Underlying Securities Guarantor] ceases to file, or is no longer required to file, certain reports required under the securities laws for public issuers][or describe other termination events], the Trust will terminate and the Underlying Securities or proceeds of redemption will be divided between the Class ____ and Class ____ Certificates. The percentage share of the Underlying Securities received by each Class will vary based on when the Trust terminates. See "Description of the Certificates."]


Additional Underlying Securities;
Issuance of Additional Certificates....From time to time hereafter, additional
                                       Underlying Securities may be [sold to]
                                       [deposited with] the Trust without the
                                       consent of Certificateholders, in which
                                       case additional Certificates [and
                                       additional [I/O][Name] Certificates] will be issued in a principal [notional] amount equal to [[__]% of] the principal amount of Underlying Securities so [sold to][deposited with] the Trust. Any such additional Certificates issued will rank pari passu with the Certificates issued on the date hereof [and any such additional Underlying Securities will be subject to additional call [rights] [warrants]]. Additional Certificates [and additional [I/O][Name] Certificates] will only be issued in connection with the [deposit] [sale] of additional Underlying Securities [with] [to] the Trust. [Or describe other circumstances which may result in the issuance of additional Certificates [and additional [I/O][Name] Certificates.] Notice will be given to existing Certificateholders of the [deposit] [sale] of additional Underlying Securities [with] [to] the Trust not [less] [more] than [___] days [prior to] [after] the date on which such additional Underlying Securities are [deposited with] [sold to] the Trust.


Removal or Substitution of
Underlying Securities..................[Underlying Securities may be removed from the Trust upon [exercise by an
                                       affiliate of the Depositor of its right
                                       to exchange an aggregate Certificate
                                       Principal Balance of the Certificates for a principal amount of Underlying Securities comprising the same percentage of the Underlying Securities held by the Trust. See "Description of the Trust
                                       Agreement-Affiliate Exchange Right"
                                       herein.] [The Underlying Securities may
                                       be purchased by the holder of the call
                                       [rights][warrants][on or after _______]
                                       at a price equal to [describe]. [Describe other events which may [allow][require] the holder of the [call rights][warrants] to purchase the Underlying Securities.] [Describe purchase of Underlying Securities upon exercise of any put or call entered into by the Trust with respect to the Underlying Assets.]

                                       [If any document relating to the transfer of the Underlying Securities to the Trust is found to be missing or defective in any material respect and the Depositor cannot cure such omission or defect within 60 days after receipt of notice of such omission or defect, the Depositor will be obligated, within 90 days of receipt of such notice, to repurchase the Underlying Securties from the Trust at purchase price equal to [describe] or provide a substitute for the Underlying Securities.]


[[I/O][Name] Certificates..............On the closing date, the Trust will also issue [__] class[es] of [interest only]
                                       certificates (the "[I/O][Name]
                                       Certificates"]). The [I/O][Name]
                                       Certificates are not offered by this
                                       prospectus supplement. The [I/O][Name]
                                       Certificates are being offered only to
                                       "qualified institutional buyers" as
                                       defined in Rule 144A under the Securities
                                       Act [specify other restrictions, if any].
                                       [The [I/O][Name] Certificates] will
                                       evidence the right to receive
                                       [semi-annual][quarterly][other] interest
                                       payments on the [principal][notional]
                                       amount of the [I/O][Name] Certificates
                                       (which as of the date of issuance will be $[__]) at an interest rate of [__]% per year.][Or specify other rights of [I/O] [Name] Certificates to receive distributions.] [Scheduled distributions on the [I/O][Name] Certificates will rank [on a parity] [subordinate] [senior] with scheduled interest distributions on the Certificates.] [Each class of [I/O][Name] Certificates will have a claim on a portion of the proceeds of the liquidation or distribution in-kind of the Underlying Securities in certain circumstances.]

[Call [Rights][Warrants]...............The [Certificates may be  called for redemption][Underlying Securities may be purchased] by the holder of the call [rights][warrants][on or after _______] at a price equal to [describe calculation of call [right][warrant] exercise price].][Describe other events which may [allow][require] the holder of the [call rights][warrants] to [call the Certificates for redemption][purchase the Underlying Securities].

                                       On the closing date, the call [rights]
                                       [warrants] will be held by [the
                                       Depositor][other initial holder]. The
                                       warrants may be sold or transferred by
                                       [initial holder] at any time in whole or in part to one or more qualified institutional buyers (as defined in Rule 144A under the Securities Act), and further sold or transferred by any such subsequent holder(s) from time to time. The call [rights][warrants] are not being offered pursuant to this prospectus supplement.]

Early termination of the Trust.........The Trust will terminate early if (i) the
                                       Underlying Securities Issuer redeems the
                                       Underlying Securities, (ii) the Trust is no longer permitted under Item 1100(c)(2) of Regulation AB to refer to the [Underlying Securities Issuer's]
                                       [Underlying Securities Guarantor's]
                                       periodic reports filed under the Exchange
                                       Act, including by reason of the
                                       [Underlying Securities Issuer][Underlying
                                       Securities Guarantor] no longer being
                                       subject to the reporting requirements of, or ceasing to file periodic reports under , the Exchange Act, and information about the [obligor on] [guarantor of] the Underlying Securities no longer being available in accordance with the rules of the SEC, (iii) a payment default on, or an acceleration of, the Underlying Securities occurs, [(iv) the call [rights][warrants] are exercised,] or [(v) the early termination of all outstanding swap transactions in whole]. [Specify additional and different trust termination events.]

[[Depositor] ..........................[______]

[Optional Exchange.....................[Holders of the Certificates have a limited right][The Depositor and its
                                       affiliates, but not any other Holder of
                                       the Certificates, will have a limited
                                       right] to exchange Certificates for
                                       corresponding
                                       portions of the Underlying Securities.
                                       The [Depositor's] right to make such an
                                       exchange is subject to restrictions on
                                       advance notice, frequency, and minimum
                                       amount of the exchange. [In addition, an exchanging Certificateholder will be responsible for a partial termination payment under the Swap Agreement.]]

Trustee and Servicer...................[_______]. We refer to [______] as
                                       "[_____]" or the "Trustee."  On the
                                       closing date, the Company will provide
                                       the Trustee with certain information
                                       relating to the Underlying Securities
                                       Issuer and the Underlying Securities.
                                       Based on this information, the Trustee
                                       will perform certain servicing and
                                       administrative functions with respect to the Certificates and the Trust, including: performing distribution calculations, remitting distributions on the distribution dates to Certificate holders and preparing [semi-annual][or specify other frequency] statements to Certificate holders that detail the payments received and the activity on the Underlying Securities during the applicable collection period.

Trustee Compensation...................As compensation for the performance of its duties as Trustee, the Trustee will
                                       be entitled to payment of Trustee fees
                                       and reimbursement of expenses [by the
                                       Trust from the interest [and principal]
                                       payments received by the Trust with
                                       respect to the Underlying Securities][by the Depositor pursuant to a separate agreement with the Depositor, but will not have any claim against the Trust with respect thereto].

[Swap Counterparty.....................[identify]]


[Swap Agreement........................Swap Counterparty will enter into [an interest rate swap][a cross-currency
                                       swap] [a cap] [a floor] [a collar] [a
                                       [call] [put] option transaction] with the Trust. The Trust [will pay to the Swap Counterparty the [interest][principal] amounts the Trust receives on the Underlying Securities [will][may be required to] deliver to the Swap Counterparty the Underlying Securities on dates at a price of ____. The Trust will receive payments under the Swap Agreement on the same dates the Trust makes distributions on the Certificates. The Trust will apply the payments it receives under the

                                       Swap Agreement to make distributions of
                                       interest [and principal] on the
                                       Certificates.]

[Swap Agreement
Guarantee..............................[Entity] will guarantee the obligations of Swap Counterparty under the Swap
                                       Agreement.]

[Calculation Agent.....................[Entity] will act as Calculation Agent under the Swap Agreement and will
                                       calculate the value of index from time to time.]

[Exchange Rate Agent...................[Entity] will act as Exchange Rate Agent and will calculate applicable rates of
                                       exchange between U.S. dollars and
                                       specified currency for investors
                                       purchasing the Certificates with U.S.
                                       dollars.]


[Credit Enhancement....................The credit enhancements include [a financial guaranty insurance policy]
                                       [letter of credit][guarantee]
                                       [subordination features]. [Describe]]
                                       [Losses not covered by credit enhancement or support will be allocated to the Certificates [and the [I/O] [Name] [Certificates as follows [describe]].


[Retained Interest.....................Describe any retained interest of the
                                       Depositor]

Tax Status.............................The Depositor will receive an opinion that the Trust [should][will] be
                                       characterized as a grantor trust and will not be characterized as an association taxable as a corporation.

Rating.................................The Certificates must be assigned a rating of ____ by[identify rating agency or agencies] in order to be issued. [Rating agency] may maintain ongoing rating surveillance with respect to the Certificates, but neither the Trustee nor the Depositor will monitor any changes in the rating of the Certificates after the Closing Date.

ERISA Considerations...................A plan subject to the fiduciary responsibility provisions of the Employee
                                       Retirement Income Security Act of 1974,
                                       as amended, or Section 4975 or the
                                       Internal Revenue Code [may not purchase
                                       the Certificates][must make special
                                       arrangements with the Depositor and the
                                       Trustee in order to purchase the
                                       Certificates][should consult with its
                                       counsel before making an investment in
                                       the Certificates].  See "ERISA
                                       Considerations."

[Listing...............................The Certificates are expected to be approved for listing, subject to official notice of issuance, on the [New York Stock Exchange][American Stock Exchange] [other]. Trading of the Certificates on the [New York Stock Exchange][American Stock Exchange][other] is expected to commence within a [__]-day period after the initial delivery thereof. No guarantee can be given that a secondary market for the certificates will develop or that the certificates will remain listed on the [New York Stock Exchange] [American Stock Exchange][other]. See "Underwriting" herein.]

                                  RISK FACTORS

In addition to the risk factors discussed in the Prospectus, prospective purchasers of the Certificates should carefully consider the following risk factors:

[DESCRIBE ANY SPECIAL RISK FACTORS FROM UNDERLYING SECURITIES.]

[NO INVESTIGATION INTO THE BUSINESS CONDITION OF THE UNDERLYING SECURITIES ISSUER HAS BEEN MADE BY THE COMPANY, UNDERWRITER OR TRUSTEE.

None of the Company, the Underwriter, or the Trustee, or any of their respective affiliates, has made any investigation into the business condition, financial or otherwise, of the Underlying Securities Issuer [or][the Swap Counterparty][or][the Swap guarantor][or][the credit enhancement provider], or has verified or will verify any reports or information filed by the Underlying Securities Issuer [or][the Swap Counterparty][or][the Swap guarantor][or][the credit enhancement provider] with the SEC or otherwise made available to the public nor can any of the Company, the Underwriter, or the Trustee, or any of their respective affiliates, assure that the Underlying Securities Issuer [or][the Swap Counterparty][or][the Swap guarantor][or][the credit enhancement provider] will continue to file such reports in the future. Prospective investors in the Certificates should carefully consider publicly available financial and other information regarding the Underlying Securities Issuer [and][the Swap Counterparty][and][the Swap guarantor][and][the credit enhancement provider] in making their investment decision. See "The Underlying Securities Issuer," "Description of the Underlying Securities" herein.]

[THE UNDERLYING SECURITIES ISSUER [DESCRIBE OTHER PAYMENT SOURCE] IS THE ONLY PAYMENT SOURCE

The payments made by the Underlying Securities Issuer on the Underlying Securities are the only sources of payments for your Certificates[, except in the case where a holder of the [call rights][warrants] exercises a [call right][warrant] with respect to [your Certificates][the Underlying Securities][describe other payment source]. The Underlying Securities Issuer [describe other payment source] is subject to laws permitting bankruptcy, liquidation, moratorium, reorganization or other actions; should the Underlying Securities Issuer [or][described other payment source] experience financial difficulties, there could be a delay in payment, partial payment or non-payment of your Certificates. In the event of nonpayment on the Underlying Securities by the Underlying Securities Issuer [or][describe other payment source], you will bear the risk of such nonpayment. See "Description of the Certificates--Recovery on Underlying Securities [or describe other payment source] Following Payment Default or Acceleration" herein.]

[CERTAIN PAYMENTS TO [COMPANY][UNDERWRITER]

On [____], 20[__], as payment of the balance of the purchase price for the Underlying Securities, the Trustee will pay to the [Company][Underwriter][or identify other affiliate of the Company which will sell the Underlying Securities to the Trust] the amount of the interest accrued on the Underlying Securities from [______], 20[__] to but not including the closing date. In the event the [Company][Underwriter][or identify other affiliate of the Company which will sell the Underlying Securities to the Trust] is not paid such accrued interest on such date, the

[Company][Underwriter][or identify other affiliate of the Company which will sell the Underlying Securities to the Trust] will have a claim for such accrued interest, and will share on a parity with the Certificateholders [and the [holders of the certificates issued by the Trust and not offered pursuant to this prospectus supplement] to the extent of such claim in the proceeds from the recovery of the Underlying Securities. See "Description of the Certificates--Recovery on Underlying Securities [or describe other payment source] Following Payment Default or Acceleration" herein.

[PREPAYMENTS WILL AFFECT YIELD AND RECOVERY OF INVESTMENT

The Underlying Securities [can be redeemed early at the option of the Underlying Securities Issuer [specify dates or conditions][may amortize early as a result of [describe amortization features of underlying security.]] If the Underlying Securities are redeemed early, the Trust will be terminated and Certificateholders will receive a return of principal before the scheduled maturity of the Certificates][proceeds of the redemption will be divided between the Class ____ and Class ____ Certificates based on [the outstanding Class ____ Certificate Principal Balance determined on the termination date][or specify other method for allocation among Classes]. See "Description of the Certificates--Collections and Distributions."] See "Risk Factors" in the Prospectus.

If the Underlying Securities are redeemed early, the Trust [and the Swap Agreement] will terminate[, and the Trust may be required to pay a termination payment. See "--Liability for Swap Termination Payments" in this section and "Risk Factors--Trust May Include Derivatives which Could Affect the Value of the Certificates" in the Prospectus.

[The Class ____ Certificates are not entitled to distributions of principal but receive interest cash flows from the Underlying Securities for so long as the Underlying Securities are outstanding. If the Underlying Securities are prepaid or redeemed early or the Trust is wound up early, returns on the Class ____Certificates will be adversely affected. Such prepayment, redemption or wind up may occur before holders of the Class ____ Certificates have recovered the initial investment.]

[IF A PAYMENT DEFAULT OR AN ACCELERATION OCCURS WITH RESPECT TO THE UNDERLYING SECURITIES, HOLDERS OF THE CERTIFICATES MAY HAVE A CLAIM IN LIQUIDATION LOWER THAN PRINCIPAL AMOUNT OF CERTIFICATES

If a payment default on, or an acceleration of, the Underlying Securities occurs, funds or property received by the Trust will be allocated to the Certificateholders [and the holders of certificates issued by the Trust and not offered pursuant to this prospectus supplement] based on [specify method for allocation among Classes]. Any such allocation of funds may cause the Certificateholders to receive less than they would have received if they owned the Underlying Securities directly. See "Description of the Certificates-Recovery on Underlying Securities [or describe other payment source] Following Payment Default or Acceleration".]

POSSIBLE EARLY TERMINATION OF THE TRUST FOLLOWING THE [UNDERLYING SECURITIES ISSUER][UNDERLYING SECURITIES GUARANTOR] CEASING TO REPORT COULD RESULT IN A LOSS TO CERTIFICATEHOLDERS.

The Trust will terminate if the Trust is no longer permitted under Item 1100(c)(2) of Regulation AB to refer to the [Underlying Securities Issuer's][Underlying Securities Guarantor's] periodic reports filed under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), including by reason of the [Underlying Securities Issuer][Underlying Securities Guarantor] no longer being subject to the reporting requirements of, or ceasing to file periodic reports under, the Exchange Act, and information about the [obligor on] [guarantor of] the Underlying Securities no longer being available in accordance with the rules of the SEC. If the Trust so terminates, the Underlying Securities will be sold in accordance with the trust agreement and [unless the call [rights] [warrants] are exercised, or are deemed exercised,] the proceeds of the liquidation of the Underlying Securities will be distributed pro rata to the Certificateholders [and the holders of the [[I/O][Name] Certificates] [and the call [rights] [warrants] will expire worthless]. [Describe other method of allocation of liquidation proceeds between holders of Certificates and holders of [I/O][Name] Certificates.] [Describe whether call [rights] [warrants] may become exercisable and/or deemed to be exercised in connection with SEC Reporting Failure.] [The termination of the Trust under these circumstances will cause an early termination the Swap Agreement which could result in a termination payment due from the Trust to the Swap Counterparty. See "Risk Factors--Liability for Swap Termination Payments" herein.]

[THERE MAY NOT BE A LIQUID SECONDARY MARKET FOR THE CERTIFICATES

Although application [has been][will be] made to list the Certificates on the [New York Stock Exchange][American Stock Exchange][other], there can be no assurance that the Certificates will be approved or, once listed, will continue to be eligible for trading thereon. There can also be no assurance as to whether there will be a secondary market in the Certificates or, if there is such a secondary market, whether such market will be liquid or illiquid. If the secondary market for the Certificates is limited, there may be few buyers if you decide to sell your Certificates prior to their maturity date. This may affect the price you will receive on the Certificates. There is currently no secondary market for the Certificates.]

[THE MARKET VALUE OF THE UNDERLYING SECURITIES MAY DECLINE

[The Class ____ Certificates do not receive allocations of either interest or principal until the Final Scheduled Distribution Date. The market value of the Class ____ Certificates from time to time will be sensitive to changes in interest rates, more so than the Underlying Securities.]

[CURRENCY RISKS

The Certificates are not denominated in U.S. dollars. Depreciation of the [specified currency] against the U.S. dollar will result in a decrease in the effective yield of such Certificate for an investor who pays dollars to purchase the Certificates. The value of the U.S. dollar in comparison to the [specified currency] depends on economic and political factors, the supply and demand for such currencies, and government interventions, and can be highly unpredictable. [In recent years, rates of exchange between the U.S. dollar and [specified] currency have been volatile.]

The [specified currency] may become unavailable, due to exchange controls or other events beyond the control of the Depositor or the Trust. In such circumstances, the Exchange Rate Agent will determine in its sole discretion when and how to make distributions on the Certificates. This may include a delay until the [specified currency] is again available or a distribution in another currency at rates determined by the Exchange Rate Agent.


Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than U.S. dollars. In the New York courts, an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the exchange rate prevailing on the date of judgment.

Prospective purchasers of such Certificates should consult their own financial and legal advisors about risks related to investments in currencies other than U.S. dollars.]

[LIABILITY FOR SWAP TERMINATION PAYMENTS

[The Swap Agreement] [Each swap transaction] may be terminated early if

         o the [related] Underlying Securities default [or are redeemed early];

         o the Trust or the Swap Counterparty fails to make the required payments under the agreement;

         o      the Swap Agreement becomes illegal or invalid;

         o      the Trust or the Swap Counterparty becomes bankrupt;

         o withholding taxes are imposed on payments made by the Trust or Swap Counterparty under the Swap Counterparty;

         o the Swap Counterparty is involved in a merger and disaffirms the Swap Agreement; or

         o      [other]

At any time of early termination the Swap Agreement each swap transaction may have value to either the Trust or the Swap Counterparty; if so, the other party will be required to pay that value as a termination payment. The termination payment corresponds to the estimated cost to the Trust or the Swap Counterparty of entering into a replacement Swap Agreement swap transaction. Such cost depends on the comparative value of the remaining [specify] payments to be made by the Trust and the remaining [specify] payments to be made by the Swap Counterparty.

The holders of the Certificates will effectively pay any termination payment payable by the Trust, in proportion to the amount of their investment, up to the limit of the Trust's assets. The value of [the Swap Agreement][each swap transaction] may be highly volatile, and it is not possible to estimate the maximum amount of the termination payment.]

[HIGH YIELD UNDERLYING SECURITIES--GREATER DEFAULT RISK

The Underlying Securities [are][include] high yield corporate debt obligations of U.S. [and other] issuers rated below investment grade. [The Underlying Securities are not secured by any collateral.] [High yield debt obligations are generally unsecured.] They [are][may] also be subordinated to other obligations of the Underlying Securities Issuer and have greater credit and liquidity risk than is typically associated with investment grade corporate obligations. High yield obligations are often issued in connection with leveraged acquisitions or recapitalizations. In such transactions, security issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated.

High yield debt obligations have historically experienced greater default rates than has been the case for investment grade securities. Although studies have been made of historical default rates in the high yield market, future default rates may differ.]

[ALTERNATIVE TAX CHARACTERIZATION

The Depositor will receive an opinion of counsel that the Trust [will][should] be treated as a grantor trust or as a partnership for federal income tax purposes. See "Federal Income Tax Considerations" in this Prospectus Supplement for a discussion of the consequences of any alternative characterization of the Trust that might be asserted by the IRS.]

[EMERGING MARKET UNDERLYING SECURITIES--SPECIAL RISKS

The Underlying Securities [include][are] emerging market securities, and are subject to special risks.

Investing in the debt of emerging markets issuers involves special credit risks not associated with investing in more established capital markets such as the United States and Western Europe. The risks may include:

         o      risks attributable to fluctuations in foreign exchange rates;

         o      political, economic and diplomatic instability;

         o      hyperinflation;

         o      expropriation;

         o      different legal systems;

         o      exchange controls;

         o      confiscatory taxation;

         o      nationalization of private businesses; or

         o      other governmental restrictions]

[SPECIAL CREDIT RISKS

Foreign investments may also be subject to foreign withholding taxes or other taxes or changes in the rates or methods of Price and Liquidity Risks taxation applicable to the Trust or to the Underlying Securities Issuer.

The Underlying Securities are also subject to special price volatility and liquidity risks. [Specify market][and other] emerging markets have smaller capital markets with substantially less volume than capital markets of non-emerging markets. As a result, the securities traded there are generally less liquid and prices are generally more volatile. A limited number of issuers often represent a disproportionately large percentage of market capitalization and trading value in [specify market][and other] emerging markets. In addition, large investors trading significant blocks of securities, or dealers making large dispositions of securities resulting from failure to meet margin calls, may significantly affect price and liquidity in emerging markets. Should the Certificateholders receive a distribution of the Underlying Securities in kind, as a result of early termination of the Swap Agreement or the Trust, such factors may affect the price at which the Certificateholders' can dispose of the Underlying Securities and their ability to do so quickly.]

[AVAILABLE INFORMATION FOR EMERGING MARKETS

Disclosure and regulatory standards in emerging markets are often less stringent than those in other international securities markets. Many emerging market countries have a low level of monitoring and regulation of the market and market participants, and limited and uneven enforcement of existing regulations. An investor may be able to obtain little publicly available information about an issuer in an emerging market country. The Underlying Securities Issuer may not be subject to accounting, auditing and financial reporting standards comparable to those of companies in non-emerging markets. As a result, traditional investment measurements, such as price/earnings ratios, may not be useful in emerging markets.]

[DESCRIBE ANY OTHER RISK FACTORS RELATING TO THE CERTIFICATES]

                           THE SPONSOR AND DEPOSITOR

         Structured Products Corp., or the "Company", was incorporated in the State of Delaware on November 23, 1992, as an indirect, wholly-owned, limited-purpose finance subsidiary of Citigroup Financial Products Inc. ("Citigroup"). The Company's address is 390 Greenwich Street, New York, New York 10013 and its telephone number is (212) 816-7496. As provided in its certificate of incorporation, the Company's business consists of, and is limited to, acquiring, holding and disposing of underlying securities, entering into certain derivative transactions in connection with such underlying securities, acting as depositor of trusts in connection with series of trust certificates, issuing and selling certificates and notes relating to such underlying securities (and pursuant to certain restrictions unrelated to such underlying securities), registering the trust certificates with the SEC and complying on behalf of each trust with the related reporting and filing requirements under the Exchange Act, and engaging in other related activities and transactions. The first securitization transaction sponsored by the Company took place over ten (10) years ago.

The Company [has deposited the Underlying Securities with the Trustee on behalf of the Trust][has caused the Trustee, on behalf of the Trust to purchase the Underlying Securities from the Company or another of its broker-dealer affiliates, who have acquired the Underlying Securities at negotiated prices in secondary market transactions].

The Company's certificate of incorporation requires that the depositor have an independent director not associated with Citigroup, and that the depositor not allow Citigroup to act on behalf of or be responsible for liabilities of the depositor. The limited activities of the Company are also intended to prevent the Company from having any indebtedness that could result in the initiation of any insolvency proceeding in relation to the Company.

The duties of the Company as depositor under the trust agreement following the issuance of the Certificates are limited to: (i) giving notice of the discovery by the depositor of any breach of its representations or warranties made in connection with establishment of the Trust; (ii) providing certain limited information about the Trust in the event the Trust is no longer subject to reporting obligations under the Exchange Act; (iii) filing periodic reports in relation to the Trust under the Exchange Act for so long as such reporting obligations apply to the Trust; (iv) providing for the payment of the fees and expenses of the Trustee pursuant to a separate agreement and providing indemnification to the Trustee; [and] (v) appointing a replacement trustee in the event of the Trustee's resignation or removal[; and (vi) appointing a replacement warrant agent in relation to the warrants in the event of the existing agent's resignation or removal][identify any other duties of the depositor under the Trust Agreement].

                             FORMATION OF THE TRUST

[TIERS][CorTS][NAME][_________-Backed Certificates Trust_____ 20__] (the "Trust") will be formed pursuant to the trust agreement dated as of________ , as supplemented by the Series__ Supplement dated as of____________ [as a [common law][Delaware][other][business][statutory] trust]. [The trust agreement will be qualified as an indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").] SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS][Alternative 1: Concurrently with the execution and delivery of the trust agreement, the Trustee, on behalf of the Trust, shall purchase, at the direction of the Depositor, the Underlying Securities in the secondary market from the Underwriter. The Trustee will pay the purchase price for the Underlying Securities by delivering to, or at the direction of, the Underwriter, all of the Certificates [and the call [rights] [warrants]][and the [I/O][Name] Certificates].] [Alternative 2: Concurrently with the execution and delivery of the trust agreement, the Company will deposit with the Trustee the [Underlying Securities][proceeds from the sale of the Certificates [and the [call [rights] [warrants]] [and the [I/O][Name] Certificates] to the Underwriter, with instructions to use such funds for the specific purpose of purchasing the Underlying Securities]. The Trustee, on behalf of the Trust, will accept [the Underlying Securities][such funds, purchase the Underlying Securities] and deliver the Certificates to or upon the order of the Company.] The Trustee will hold the Underlying Securities [or describe other payment source] for the benefit of the Certificateholders.

                               USE OF PROCEEDS

The net proceeds to be received by the Company from the sale of the Certificates will be used to purchase the Underlying Securities [or describe other payment source], which, once acquired, will be sold by [the Company][or][the Underwriter][or][____] to the Trust and will be the sole Deposited Assets (as defined in the Prospectus) of the Trust.

                       THE UNDERLYING SECURITIES ISSUER

As described below, the [Underlying Securities Issuer][Underlying Securities Guarantor] is required to file annual, quarterly and current reports, proxy statements and other information reports with the Commission in accordance with the Exchange Act. This prospectus supplement does not provide information with respect to the Underlying Securities Issuer [or the Underlying Securities Guarantor]. No investigation has been made of the financial condition or creditworthiness of the Underlying Securities Issuer [or the Underlying Securities Guarantor] or any of [its][their] subsidiaries in connection with the issuance of the Certificates. Neither the Underlying Securities Issuer [nor the Underlying Securities Guarantor] is involved in any way with the issuance of the Certificates or has any responsibility to take the holders of the Certificates into account. [The Company is not an affiliate of the Underlying Securities Issuer [or the Underlying Securities Guarantor].]

The [Underlying Securities Issuer][Underlying Securities Guarantor] is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act,") and in accordance therewith files reports and other information (including financial information) with the Commission. Information about the [Underlying Securities Issuer][Underlying Securities Guarantor] is not set forth in this prospectus supplement and instead Certificateholders are directed to the publicly available information about the [Underlying Securities Issuer][Underlying Securities Guarantor] filed in accordance with the Exchange Act. You may read and copy any documents filed by the [Underlying Securities Issuer][Underlying Securities Guarantor] at the Commission's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549 (File No. 001-14965). Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. The [Underlying Securities Issuer][Underlying Securities Guarantor]'s filings with the Commission are also available to the public through the Commission's website at http://www.sec.gov and through the [New York Stock Exchange, 11 Wall Street, New York, New York
10005][or identify other exchange]. In addition, such reports and other information can be obtained from the [Underlying Securities Issuer][Underlying Securities Guarantor] at its address specified in its most recent publicly available reports. The reports and other information filed by the [Underlying Securities Issuer][Underlying Securities Guarantor] with the Commission or the [New York Stock Exchange][other exchange] are not incorporated by reference into this prospectus supplement or the accompanying prospectus.

The Trust will have no assets other than the Underlying Securities [or describe other payment source] from which to make distributions of amounts due in respect of the Certificates. Consequently, the ability of Certificateholders to receive distributions in respect of the Certificates will depend principally on the
Trust's          receipt           of       payments    on     the    Underlying

Securities  [or describe  other payment source] from the Underlying   Securities
Issuer [or Underlying Securities Guarantor].

THIS PROSPECTUS SUPPLEMENT, THE ACCOMPANYING PROSPECTUS, THE UNDERLYING SECURITIES PROSPECTUS AND THE UNDERLYING SECURITIES REGISTRATION STATEMENT DESCRIBE THE MATERIAL TERMS OF THE UNDERLYING SECURITIES. THIS PROSPECTUS SUPPLEMENT IS QUALIFIED IN ITS ENTIRETY BY, AND SHOULD BE READ IN CONJUNCTION WITH, (I) THE ACCOMPANYING PROSPECTUS, (II) THE UNDERLYING SECURITIES PROSPECTUS AND (III) THE UNDERLYING SECURITIES REGISTRATION STATEMENT OF WHICH SUCH
UNDERLYING SECURITIES PROSPECTUS IS A PART. NO REPRESENTATION IS MADE BY THE TRUST, THE TRUSTEE, THE UNDERWRITER OR THE DEPOSITOR AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THE UNDERLYING SECURITIES PROSPECTUS OR THE UNDERLYING SECURITIES REGISTRATION STATEMENT. NEITHER THE UNDERLYING SECURITIES PROSPECTUS NOR THE UNDERLYING SECURITIES REGISTRATION STATEMENT IS INCORPORATED INTO THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS.

   DESCRIPTION OF THE UNDERLYING SECURITIES [OR DESCRIBE OTHER PAYMENT SOURCE]

GENERAL

The Underlying Securities of the Trust will consist solely of initially $ ___________ aggregate principal amount of_____________, due_____________ issued by the Underlying Securities Issuer[, having the following characteristics [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS][Alternative 1: specify debt security or asset backed security or a pool of such debt securities or asset backed securities issued or by their terms guaranteed by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)][Alternative 2: specify obligations of one or more  foreign  private  issuers][Alternative  3: specify  debt  security  or
 pool  of  such  debt  securities   which  represent obligations of the United
 States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute][Alternative 4: specify debt security or pool of such debt securities which represent obligations issued by or by their terms guaranteed by a foreign government, political subdivision or agency or instrumentality thereof][maturing in ___ years] issued by [specify issuers], and having the characteristics described herein under "Description of Underlying Securities." [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS][Alternative 1: specify debt security or asset backed security or a pool of such debt securities or asset backed securities issued or by their terms guaranteed by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)][Alternative 2: specify obligations of one or more foreign private issuers][Alternative 3: specify debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute][Alternative 4: specify debt security or pool of such debt securities which represent obligations issued by or by their terms guaranteed by a foreign government,
political   subdivision      or       agency         or          instrumentality
thereof][maturing in ___ years]          issued     by  [specify  issuers],  and
having the characteristics described herein under "Description of Underlying Securities." The Underlying Securities were originally issued by the Underlying Securities Issuer as part of [an underwritten public offering of $ _______________ aggregate principal amount of such securities, pursuant to a registration statement on Form S-3 (together with all amendments and exhibits thereto, the "Underlying Securities Registration Statement"), filed by the Underlying Securities Issuer with the SEC [an offering of $______________ aggregate principal amount of such securities which have not been registered under the Securities Act and are being sold to the Trust pursuant to [describe exemption from registration under the Securities Act].] Distributions are required to be made on the Underlying Securities [or describe other payment source][monthly][semiannually][or other] on the___day of each___________ , commencing (each, a "Underlying Securities Payment Date"), or if such day is not a Business Day, on the next succeeding Business Day.

The Underlying Securities [or describe other payment source] deposited in the Trust represent the sole assets of the Trust that are available to make distributions in respect of the Certificates. Consequently, the ability of Certificateholders to receive distributions in respect of the Certificates will depend on the Trust's receipt of payments on, or in respect of, the Underlying Securities [or describe other payment source]. This prospectus supplement relates only to the Certificates being offered hereby and does not relate to an offering of the Underlying Securities [or describe other payment source].

[The disclosure under this caption in the prospectus supplement is intended primarily to identify the Underlying Securities [or describe other payment source] and does not purport to summarize the Underlying Securities [or describe other payment source] or to provide information with respect to the Underlying Securities Issuer. Appendix A to this prospectus supplement, which contains the pricing terms of the Underlying Securities, is derived solely from the description thereof in the [Underlying Securities Prospectus][Underlying Securities Offering Document]. Such information does not purport to be complete and is qualified in its entirety by, and should be read in conjunction with [(i) the Underlying Securities Prospectus, and (ii) the Underlying Securities Registration Statement, of which the Underlying Securities Prospectus is a part][the Underlying Securities Offering Document]. No representation is made by the Trust, the Trustee or the Company as to the accuracy or completeness of the information contained in the [Underlying Securities Prospectus or the Underlying Securities Registration Statement.][Underlying Securities Offering Document. Copies of the Underlying Securities Offering Document shall be furnished to prospective certificateholders by the Depositor upon request.]]

The depositor estimates the market price of the Underlying Securities, as of the business day immediately preceding the date of this prospectus supplement, as ____% of their principal amount (plus accrued interest). [This market price is based on one or more prices reported or available to the depositor for actual sales occurring on [date].][describe any other applicable means of estimation of market price]. [The foregoing market price of the Underlying Securities does not reflect the cost or value of the swap agreements to the Trust and is not intended to indicate the market value of the Certificates.]

[The  following  is a  description  of the  material  terms  of  the  Underlying
Securities,  which       has       been     taken       solely      from     the
Underlying         Securities        Offering         Document. THE   UNDERLYING

SECURITIES         OFFERING         DOCUMENT       WILL  NOT  BE  MADE AVAILABLE
TO CERTIFICATEHOLDERS BY THE TRUSTEE, THE DEPOSITOR, THE UNDERWRITER OR ANY OF THEIR AFFILIATES. FOR AN UNDERSTANDING OF THE MATERIAL TERMS OF THE UNDERLYING SECURITIES, CERTIFICATEHOLDERS MAY HAVE TO RELY SOLELY ON THE FOLLOWING DESCRIPTION OF THE MATERIAL TERMS OF THE UNDERLYING Securities]

[DISTRIBUTIONS      The Underlying Securities Issuer will make  distributions of
[            ] on      the         Underlying     Securities on [             ],
commencing [         ], 200[].]

[MATURITY DATE    [__________ __________]]

[INTEREST   ACCRUAL  [Interest will accrue on the Terms Assets at a rate of [  ]
from [     ] to [     ] and from [   ] to blank for the  first  interest accrual
period.]]

[REDEMPTIONS     [Underlying Securities shall be redeemable in whole and in part
upon [              ], with not less than [  ] days and not more than [  ]  days
notice at a redemption price equal to [         ]]]

[PUTS [Holders of the Underlying Securities (which includes the Trustee) shall have the option to sell their Terms Assets to the Underlying Securities Issuer in whole [or in part] upon [ ], with not less than [ ] days and not more than [ ] days notice, at a price equal to [ ].]]

[EVENTS OF DEFAULT]  [Any one of the following events constitutes an  "Event  of
Default" under the [              ] (an "Event of Default") with respect  to the
Underlying Securities:

                  (i) the default by the Underlying Securities Issuer in the payment of any principal or interest when due under the [ ];

                  (ii) the default in the performance of, or breach, in any material respect, of any covenant or warranty of the Underlying
         Securities Issuer contained in the [ ] and such default or breach continues uncured for a period of [ ] days after there has been given written notice of such default or breach to the Underlying Securities Issuer by the holders of at least [ ]% of the aggregate outstanding principal amount of the Underlying Securities; and

                  (iii) the  occurrence  of  certain  events  of  bankruptcy  or
         insolvency   with   respect  to  the  [Underlying   Securities  Issuer]
         [others].]

RATINGS

The Underlying Securities have been rated "______" by __________. Any rating of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Securities or the Certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be revised or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. You will not be notified of any changes to any ratings of the Underlying Securities.

CITIGROUP GLOBAL MARKETS INC. AND THE UNDERLYING SECURITIES ISSUER

From time to time, Citigroup Global Markets Inc. may be engaged by the Underlying Securities Issuer as an underwriter or placement agent, in an advisory capacity or in other business arrangements. In addition, Citigroup Global Markets Inc. or another affiliate of the Company may make a market in other outstanding securities of the Underlying Securities Issuer.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

The Certificates will be denominated and distributions with respect thereto will be payable in United States Dollars, which will be the Specified Currency as such term is defined in the Prospectus. The Certificates represent in the aggregate the entire beneficial ownership interest in the Trust. [The property of the Trust will be pledged by the Trust to secure payments on the Certificates.] The property of the Trust will consist of (i) the Underlying Securities [or describe other payment source], (ii) all payments on or collections in respect of the Underlying Securities [or describe other payment source] accrued on or after the Closing Date, together with any proceeds thereof, and (iii) all funds from time to time deposited with the Trustee in accounts related to the Trust. [The property of the Trust will be held for the benefit of the Certificateholders [and the holders of the [I/O][Name] Certificates] by the Indenture Trustee.] Certificateholders will receive payments on each Distribution Date as described herein. See "-Collections and Distributions."

The Certificates do not represent an interest in or obligation of the Company, the Underlying Securities Issuer, [the Underlying Securities Guarantor,] [the Underlying Securities Trustees,] the Trustee or Citigroup Global Markets Inc. or any affiliate thereof.

The aggregate principal amount of the Certificates will initially be $_________. The principal amount of any Certificate will represent a pro rata portion of the then-current aggregate principal amount of all outstanding Certificates.

The aggregate Certificate Principal Balance of the Certificates will initially be $__________. The Certificate Principal Balance of any Certificate will represent a pro rata portion of the then-current aggregate Certificate Principal Balance of all outstanding Certificates.

The [monthly][quarterly][semiannual][or other] Fixed Payment payable on the Certificates will be allocated between interest and return of principal according to the table attached as Appendix B hereto [or describe other method of allocation]. Although payments on the Certificates are denominated as principal and interest, the Certificates generally represent indirect beneficial ownership of solely the interest payments on the Underlying Securities [or describe other payment source] and will be paid solely from interest payments on the Underlying Securities [or describe other payment source]. CERTIFICATEHOLDERS HAVE NO RIGHT TO ANY PORTION OF THE PRINCIPAL PAYMENTS ON THE UNDERLYING SECURITIES [or describe other payment source].

FORM OF THE CERTIFICATES

The Certificates will be delivered in registered form. [The Certificates will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of $1,000 and integral multiples thereof.]

[The Certificates will each initially be represented by one or more global certificates, registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Company, the "Clearing Agency"), except as provided below; the Company has been informed by DTC that DTC's nominee will be Cede & Co. No Certificateholder will be entitled to receive a note or certificate representing such Certificateholder's interest, except as set forth below under "Definitive Certificates." Unless and until Definitive Certificates (as defined below) are issued under the limited circumstances described herein, all references to actions by Certificateholders with respect to any such Certificates shall refer to actions taken by DTC upon instructions from its Participants. See "Definitive Certificates" below and "Description of the Certificates-Global Certificates" in the Prospectus.]

[Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a Certificateholder under the Indenture or Trust Agreement, as applicable, only at the direction of one or more Participants to whose DTC account such Certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights (as defined herein) only at the direction and on behalf of Participants whose holdings of such Certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that Participants whose holdings of Certificates evidence such Voting Rights authorize divergent action.]

DEFINITIVE CERTIFICATES

Definitive Certificates will be issued to owners of Certificates or their nominees, respectively, rather than to [DTC] or its nominee, only if (i) the Company advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to the Certificates and the Company is unable to locate a qualified successor or (ii) the Company, at its option, elects to terminate the book-entry system through [DTC].

[Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the definitive certificates representing the Certificates and receipt of instructions for re-registration, the Trustee will reissue such Certificates as Definitive Certificates issued in the respective principal amounts owned by the individual owners of such Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Trust Agreement.]

[LISTING ON THE [NEW YORK STOCK] EXCHANGE

The Certificates are expected to be approved for listing, subject to official notice of issuance, on the [New York Stock] Exchange. There can be no assurance that the Certificates will remain listed on the [New York Stock] Exchange.]

INTEREST ACCRUAL

For each Distribution Date, interest shall accrue on the Certificates during the period (the "Interest Accrual Period") commencing on and including the prior Distribution Date to, but excluding, such Distribution Date, except that the initial Interest Accrual Period shall commence on __________.

Interest will accrue on each Certificate for each Interest Accrual Period ending on or prior to the Final Distribution Date at the Yield to Final Distribution Date (such accrued interest, the "Periodic Interest"). Periodic Interest shall be payable (together with principal on Certificates) on the Distribution Dates related to each applicable Interest Accrual Period.

See "Description of the Certificates-Interest on the Certificates" in the Prospectus.

COLLECTIONS, DISTRIBUTIONS AND PRIORITY OF PAYMENTS

Distributions by the Indenture Trustee and the Certificate Trustee pursuant to the terms of the Certificates, respectively, [and the Indenture] and the Trust Agreement, respectively, shall be made, subject to timely receipt of payments on the Underlying Securities [or describe other payment source] and, in the case of cash distributions, solely to the extent of funds held under the Indenture and Trust Agreement, as applicable, on each Distribution Date through the Final Distribution Date, subject to the provisions discussed under "Description of the Certificates--Recovery on Underlying Securities Following Payment Default or Acceleration."

If a payment with respect to the Underlying Securities [or describe other payment source] is made to the Trustee after the [______________] Payment Date on which such payment was due, the Trustee will distribute any such amounts received on the Business Day following such receipt; provided, however, that the Record Date for such distribution shall be five days prior to such Business Day. No additional amounts will accrue on the Certificates or be owed to Certificateholders in respect of such distribution.

All amounts received on or with respect to the Underlying Securities [or describe other payment source] shall be held uninvested by the Trustee.

On each Distribution Date, the Trustee will distribute Interest Collections (as defined below) for such Distribution Date in the Collection Account pro rata to the Certificateholders [and the holders of the [I/O][Name] Certificates] for the payment of Fixed Payments, but only to the extent that such Interest Collections were accrued prior to the Final Distribution Date.

"Interest  Collections"  means,  with  respect  to any  Distribution  Date,  all payments received by the Trustee, during the Collection Period ending immediately prior to such Distribution Date, in respect of (i) interest on the Underlying Securities [or describe other payment source], and (ii) penalties or other amounts required to be paid because of late payments on the Underlying Securities [or describe other payment source]. "Collection Period" means each period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) up to and including the first Business Day preceding such Distribution Date.

ADDITIONAL UNDERLYING SECURITIES, CERTIFICATES [AND CALL [RIGHTS] [WARRANTS]] [AND [I/O][NAME] CERTIFICATES]

From time to time hereafter, additional Underlying Securities may be [sold to][deposited with] the Trust without your consent, in which case additional Certificates [and additional [I/O][Name] Certificates] will be issued in a principal [notional] amount equal to [[__]% of] the principal amount of Underlying Securities so [sold to][deposited with] the Trustee on behalf of the Trust. Any such additional Certificates issued will rank pari passu with the Certificates issued on the date hereof [and any such additional Underlying Securities will be subject to additional call [rights] [warrants]]. [Additional Certificates [and additional [I/O][Name] Certificates] will only be issued in connection with the [deposit] [sale] of additional Underlying Securities [with] [to] the Trust.] [Or describe other circumstances which may result in the issuance of additional Certificates [and additional [I/O][Name] Certificates]. Notice will be given to existing Certificateholders of the [deposit] [sale] of additional Underlying Securities [with] [to] the Trust not [less] [more] than
[___] days [prior to] [after] the date on which such additional Underlying Securities are [deposited with] [sold to] the Trust.


ACTION UPON [UNDERLYING SECURITIES ISSUER]FAILING TO REPORT UNDER  THE  EXCHANGE
ACT

Information about [Underlying Securities Issuer][Underlying Securities Guarantor] is not provided in this Prospectus Supplement, and instead reference is made to reports, proxy statements and other information of [Underlying Securities Issuer][Underlying Securities Guarantor] made publicly available by [Underlying Securities Issuer][Underlying Securities Guarantor] pursuant to its periodic reports filed under the Exchange Act. If the Trust is no longer permitted under Item 1100(c)(2) of Regulation AB to refer to such reports, proxy statement and other information, including by reason of the [Underlying Securities Issuer][Underlying Securities Guarantor] no longer being subject to the reporting requirements of, or ceasing to file periodic reports under, the Exchange Act, the Trust will be terminated, thus causing a liquidation of any Underlying Securities held in the Trust (an "SEC Reporting Failure"). [Unless the call [rights] [warrants] are exercised, or are deemed exercised, as described below, the] [The] proceeds of the liquidation of the Underlying Securities will be distributed pro rata to the Certificateholders [and the holders of the [[I/O][Name] Certificates] [and the call [rights] [warrants] will expire worthless]. [Describe other method of allocation of liquidation proceeds between holders of Certificates and holders of [I/O][Name] Certificates.] [Describe whether call [rights] [warrants] may become exercisable and/or deemed to be exercised in connection with SEC Reporting Failure.]

RECOVERY ON UNDERLYING SECURITIES [OR DESCRIBE OTHER PAYMENT SOURCE] FOLLOWING PAYMENT DEFAULT OR ACCELERATION

If a Payment Default or an Acceleration occurs, the Certificate Trustee will promptly give notice to The Depository Trust Company ("DTC") or, for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates thereof. Such notice will set forth
(i) the identity of the issuer of the Underlying Securities [or describe other payment source], (ii) the date and nature of such Payment Default or Acceleration, (iii) the amount of the interest or principal in default, (iv) the Certificates affected by the Payment Default or Acceleration, and (v) any other information which the Trustee may deem appropriate.

In the event of a Payment Default, the Trustee is required to proceed against the Underlying Securities Issuer on behalf of the Certificateholders to enforce the Underlying Securities [or describe other payment source] or otherwise to protect the interests of the Certificateholders, subject to the receipt of indemnity in form and substance satisfactory to the Trustee; provided that holders of Certificates representing a majority of the voting rights on the Certificates will be entitled to direct the Trustee in any such proceeding or direct the Trustee to sell the Underlying Securities [or describe other payment source], subject to the Trustee's receipt of satisfactory indemnity. In the event of an Acceleration and a corresponding payment on the Underlying Securities [or describe other payment source], the Trustee will distribute the proceeds to the Certificateholders [and holders of the [I/O][Name] Certificates] no later than two Business Days after the receipt of immediately available funds.

A "Payment Default" means a default in the payment of any amount due on the Underlying Securities [or describe other payment source] after the same becomes due and payable (and the expiration of any applicable grace period on the Underlying Securities [or describe other payment source]). An "Acceleration" means the acceleration of the maturity of the Underlying Securities [or describe other payment source] after the occurrence of any default on the Underlying Securities [or describe other payment source] other than a Payment Default.

In the event that the Trustee receives money or other property in respect of the Underlying Securities [or describe other payment source] (other than a scheduled payment on or with respect to an interest payment date) as a result of a Payment Default on the Underlying Securities [or describe other payment source] (including from the sale thereof), the Trustee will promptly give notice as provided in the Trust Agreement to DTC, or for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates then outstanding and unpaid. Such notice will state that, not later than 30 days after the receipt of such moneys or other property (including the Underlying Securities), the Trustee will allocate and distribute such moneys or liquidate such property and distribute the cash proceeds to the holders of Certificates [and holders of the [I/O][Name] Certificates] then outstanding and unpaid, pro rata by principal [notional] amount (after deducting the costs incurred in connection therewith and subject to the provisions set forth under "Description of the Trust Agreement -- The Trustee" herein). [Describe other method of allocation of proceeds between holders of Certificates and holders of [I/O][Name] Certificates.] [Describe whether call [rights] [warrants] may become exercisable and/or deemed to be exercised in connection with a Payment Default or Acceleration.]

Interest and principal payments on the Underlying Securities [or describe other payment source] are payable solely by the Underlying
Securities Issuer.
[CREDIT SUPPORT

For the benefit solely of the Class ____ Certificates, credit support will be obtained and will constitute part of the Trust to the extent provided below, in the form of a[n][letter of credit][insurance policy][reserve account][subordination feature] as described below.


[If the entity or group of affiliated entities providing credit support is liable or contingently liable to provide payments representing 10% or more of the cash flow supporting the Certificates, identify the name, organizational form, and general character of the business of the credit support provider and provide or incorporate by reference financial data required by Item 1114(b)(1) or (2) of Regulation AB.]


[Simultaneously with the [sale of] [Depositor's assignment of] the Underlying Securities to the Trust, the Depositor will obtain a letter of credit (the "Letter of Credit") from a letter of credit issuer in favor of the Trustee on behalf of the Certificateholders. The Letter of Credit will be irrevocable and will support the [timely][ultimate] remittance of amounts due with respect to the Underlying Securities. The maximum amount that the Trustee may draw under the Letter of Credit will initially be equal to ____. The initial amount of the Letter of Credit will be ___. Thereafter, the amount of the Letter of Credit with respect to any Distribution Date will equal the lesser of (i) ____% of the aggregate Certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on such preceding Distribution Date) but in any event not less than ____, and (ii) the amount of the Letter of Credit on the preceding Distribution Date, plus (a) reimbursement of certain advances under the Letter of Credit and (b) recoveries on defaulted Underlying Securities describe other methods. The Letter of Credit expires on ______. The Trustee will be obligated, in the event of a drawing on the Letter of Credit, to pursue appropriate remedies against the Underlying Securities and other collateral, and any realization thereon shall be paid to LOC Issuer to the extent of any amounts owing, in the manner and priority applicable to the Certificates that have been paid with proceeds of the Letter of Credit.]


[Add description of the LOC Issuer with respect to its [credit/debt] ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the LOC Issuer. In addition, to the extent that the Letter of Credit will cover payment of 10% or more of the aggregate principal amount of the Certificates covered thereby, provide or incorporate by reference financial statements and other information with respect to the LOC Issuer as required pursuant to Item 1114(b)(1) and (2) of Regulation AB.]


[Simultaneously with the Depositor's assignment of the Underlying Securities to the Trust, the Depositor will obtain the financial guaranty insurance policy (the "Policy") from [identify] (the "Insurer") in favor of the Trustee on behalf of the Certificateholders. The Policy will guaranty scheduled payments of principal, premium (if any) and interest with respect to the Class ____ Certificates. The Policy expires on ____. The Trustee will be obligated, in the event of a drawing on the Policy, to pursue appropriate remedies against the Underlying Securities and other collateral, and any realization thereon shall be paid to the Insurer to the extent of any amounts owing, in the manner and priority applicable to the Certificates that have been paid with proceeds of the Policy.]


[Add  language   summarizing  the  material  terms,   conditions  and  operation
provisions of the financial guaranty insurance policy.]



[Add language regarding the issuer of the Policy with respect to its insurance strength ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the Insurer. In addition, to the extent that the Policy will cover payment of 10% or more of the aggregate principal amount of the Certificates covered thereby, provide or incorporate by reference financial statements and other information with respect to the issuer of the Policy as required by Item 1114(b)(1) and (2) of Regulation AB.]


[The Depositor will establish for the benefit of the Trustee on the Closing Date a Reserve Account containing [cash, letters of credit and short-term investments] acceptable to the rating agency initially rating the Certificates in the amount of ____. Collections with respect to the Underlying Securities not distributed with respect to the Certificates shall be deposited in the Reserve Account. Amounts so deposited in such Reserve Account will be used by the Trustee to make payments of principal of and premium (if any) and interest on the Certificates to the extent that funds are not otherwise available.
Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] may be paid to the Depositor.]

[The subordination described herein provided by the Class ____ Certificates is designed to protect holders of the remaining Classes of Certificates from certain losses and other shortfalls with respect to the Underlying Securities. As a result, losses and other shortfalls with respect to the Underlying Securities will be borne by the remaining Classes of Certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect thereof has been exhausted.]]

                         [DESCRIPTION OF SWAP AGREEMENT

As described in the Prospectus, the Trust will enter into a Swap Agreement with [specify Swap Counterparty] in the form of a master agreement published by the International Swaps and Derivatives Association, Inc. [in 1992].

[The Swap Agreement will document an interest rate swap transaction between the Trust and the Swap Counterparty under which the Trust will pay to the Swap Counterparty the [fixed rate][floating rate] coupon payments received in respect of the Certificates and receive from the Swap Counterparty [floating rate][fixed rate] payments. The swap transaction will have the effect, subject to performance by the Swap Counterparty of its obligations under the Swap Agreement, of converting the coupon otherwise applicable to the Certificates into the effective coupon the Trust will distribute with respect to the Certificates.]

[The Swap Agreement will document a cross-currency swap transaction between the Trust and the Swap Counterparty under which the Trust will pay to the Swap Counterparty the [fixed rate][floating rate][foreign currency][dollar] coupon and principal payments received on the Underlying Securities, and will receive from the Swap Counterparty [floating rate][fixed rate][dollar][foreign currency] payments. The transaction will have the effect, subject to performance by the Swap Counterparty of its obligations under the Swap Agreement, of converting the interest rate and currency otherwise applicable to payment of interest and principal under the Certificates into the interest rate and currency in which the Trust will make distributions with respect to the Certificates.]

[The Swap Agreement will document an option transaction between the Trust and the Swap Counterparty under which the Trust will [purchase a put option
from][grant       a          call            option            to]           the

Swap Counterparty with respect to the Certificates or the Underlying Securities, and the Trust will make a payment to the Swap Counterparty of ____ , and the Swap Counterparty will make a payment to the Trust of ____ . [The call option will effectively reserve to the Swap Counterparty the right to realize all or a portion of the gain from an increase in the market value of the specified Underlying Securities at or prior to the maturity of the Certificates.][The put option will entitle the Trust to put to the Swap Counterparty the Certificates at par, thereby protecting the Trust from a decline in the market value of the related Certificates in circumstances where the Certificates may be outstanding on the Final Scheduled Distribution Date with respect to the Certificates.][The Trust Agreement will provide that the Trust will automatically exercise the put option, unless otherwise instructed by the Certificateholders, if the market value of the Certificates on the exercise date for the put option is less than the par value of such Certificates.]]

[The Swap Agreement will document [any other similar interest rate derivative transaction or currency transaction that reduces or alters risk resulting from the Underlying Securities held by the Trust] [describe material terms and effect of the Swap Agreement]].


[The notional amount of the [interest rate][currency] swap transaction will be equivalent to the principal amount of Certificates held by the Trust. Payment dates and payment accrual periods under the Swap Agreement will match the Distribution Dates and Interest Periods on the Certificates. The [floating rate][index value] applicable to payments during each period under the Swap Agreement will be established by the Calculation Agent on each payment date based on the value of [the [floating rate] as of the __ day prior to the first day of the Interest Period][the index as of the ___ day prior to the last day of the Interest Period.] The value of [floating rate][index] will be determined by reference to the [screen] or in the event such [screen][rate][value] is unavailable by reference to quotations from market makers obtained by the Calculation Agent.]

[The significance percentage (as defined in, and calculated in accordance with, Item 1115 of Regulation AB) is [less than 10%] [at least 10% but less than 20%] [20% or more].]

[Add financial information relating to the counterparty to the Swap Agreement required by Item 1115 of Regulation AB if significance percentage thresholds are met or exceeded.]

REPORTS IN RELATION TO THE CERTIFICATES

For so long as the Company is subject to the reporting requirements of the Exchange Act, the Company will file distribution reports on Form 10-D in relation to the Trust following each distribution date for the Certificates, will file an annual report of Form 10-K in relation to the Certificates, and may file additional public reports in relation to the Trust and the Certificates from time to time. The name of the Trust for purposes of obtaining reports on the EDGAR system is The [TIERS(R)][CORTS(R)][NAME] [Callable] -Backed Certificates Trust 20__ Series 20__, and the CIK number in relation to the Trust is [o]. The public may read and copy any materials filed with the Commission at the Commission's Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public may obtain information on the operation of the Public
Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at http://www.sec.gov. [The trustee [will][may] make reports available through its website at [______]. [Given the limited nature of reporting in relation to the Trust, reports will not be separately made available through any website of the Company [or the Trustee].]

                       DESCRIPTION OF THE TRUST AGREEMENT

GENERAL

The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the Registration Statement of which this Prospectus Supplement and the Prospectus form a part. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Company with the Commission following the issuance and sale of the Certificates. The assets of the Trust created under the Trust Agreement will consist of (i) the Underlying Securities [or describe other payment source],
(ii) all payments on or collections in respect of the Underlying Securities [or describe other payment source] accrued on or after the Closing Date, together with any proceeds thereof, and (iii) all funds from time to time deposited with the Trustee in accounts related to the Trust. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The following summaries of certain provisions of the Trust Agreement do not purport to be complete and are subject to the detailed provisions contained in the form of Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

AFFILIATE EXCHANGE RIGHT

Each affiliate of the Depositor, but not the Depositor itself, will have the right, subject to the limitations contained in the Trust Agreement, on any date to tender to the Trustee Certificates [of each Class] comprising the same percentage of the aggregate Certificate Principal Balance of the Certificates, and to receive in exchange a principal amount of Underlying Securities [or describe other payment source] comprising the same percentage of the Underlying Securities [or describe other payment source] deposited in the Trust.

THE TRUSTEE AND THE SERVICER

[Trustee to provide trustee and servicer experience for these types of assets pursuant to 1108 and 1109 of Reg. AB.]

____________________________________, will act as trustee for the Certificates and the Trust pursuant to the Trust Agreement. The Trustee's offices are located at ____________________________________ and its telephone number is
__________________________.

[Describe any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the transactions contemplated by the related Trust Agreement, between the Depositor and the Trustee, or any affiliates of such parties, that exist on the closing date for the related
Series of Certificates or that existed during the immediately preceding two years and that is material to an investor's understanding of such Series of Certificates.]

The Trust Agreement will provide that the Trustee and any director, officer, employee or agent thereof will be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust Agreement.

Pursuant to the Trust Agreement, as compensation for the performance of its duties under such agreement, the Trustee shall be entitled to payment of trustee fees and reimbursement of expenses [by the Trust from the interest [and principal] payments received by the Trust with respect to the Underlying Securities][by the Company pursuant to a separate agreement with the Company, but shall not have any claim against the Trust with respect thereto][If paid by Trust, itemize fees and expenses to be paid].

NOTICES TO RATING AGENCIES

The Trustee shall use its best efforts promptly to provide notice to each rating agency with respect to each of the following of which it has actual knowledge:
(i) any change or amendment to the Trust Agreement; (ii) the resignation or termination of the Trustee; (iii) the appointment of a successor Trustee; (iv) the final payment to the Certificateholders; (v) any change in the location of the segregated account maintained by the Trustee for the benefit of the Certificateholders into which to which the Underlying Securities and all payments made on or with respect to the related Underlying Securities shall be credited; (vi) any liquidation or distribution of the Trust following termination event with respect to the Trust[; and (vii) [describe any other event requiring notice to rating agencies].

TRUST NOT PERMITTED TO ENTER INTO OTHER TRANSACTIONS

The activities of the Trust will generally be limited to acquiring the Underlying Securities and any additional Underlying Securities and issuing the Certificates [and the call [rights] [warrants]][and the [I/O] [Name] Certificates] and any Certificates [and call [rights] [warrants]][and [I/O] [Name] Certificates] issued upon the acquisition of any additional Underlying Securities.

BANKRUPTCY REMOTENESS

[Describe any provisions which address whether declaration of bankruptcy, receivership or similar proceeding with respect to the Trust can occur.]

EVENT OF DEFAULT

There are no events of default with respect to the Certificates. If a Payment Default or Acceleration occurs (or other default with respect to the Underlying Securities [or describe other payment source] occurs), the Trustee will act upon the instruction of Certificateholders to recover amounts due on the Underlying Securities [or describe other payment source] and distribute the proceeds from such recovery (after deducting the costs incurred in connection therewith) to the Certificateholders. See "Description of the Certificates--Recovery on Underlying Securities [or describe other payment source] Following Payment Default or Acceleration" herein.

VOTING RIGHTS

Certificateholders will have 100% of the total Voting Rights. All Voting Rights with respect to the Certificates will be allocated among all Certificateholders in proportion to the respective Certificate Principal Balances of the then-outstanding Certificates held by such Certificateholders on any date of determination.
The required percentage of Voting Rights of those Certificates that are materially adversely affected by any modification or amendment of the Trust Agreement necessary to consent to such modification or amendment shall be ____%.

VOTING OF UNDERLYING SECURITIES

The Trustee, as holder of the Underlying Securities [or describe other payment source], has the right to vote and give consents and waivers in respect of such Underlying Securities [or describe other payment source] as permitted by the depositary with respect thereto and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from the Underlying Securities Issuer for its consent to any amendment, modification or waiver of the Underlying Securities or any document relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balances of the Certificates) as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary stated herein, the Trustee shall at no time vote in favor of or consent to any matter (i) which would defer the timing or reduce the amount of any then presently scheduled payment on the Underlying Securities [or describe other payment source], including, without limitation, the deferral or elimination of any then existing right of Certificateholders to demand to accelerate the Underlying Securities following a default thereon [or describe other payment source] or (ii) which would result in the exchange or substitution of any Underlying Security [or describe other payment source] pursuant to a plan for the refunding or refinancing of such Underlying Security [or describe other payment source], except in each case with the unanimous consent of the Certificateholders and
subject          to              the                 requirement            that
such vote or consent would not, based on an opinion of counsel, materially increase the risk that the Trust would fail to qualify as a grantor trust for federal income tax purposes. The Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

[REPORTS AS TO COMPLIANCE]

The Trustee will be required to deliver to the Company by not later than [--] of each year, starting in the year following the year of issuance of the related Certificates, an officer's certificate stating that:

         o a review of the activities of the Trustee during the preceding calendar year and of performance under the Trust Agreement has been made under such officer's supervision; and

         o to the best of such officer's knowledge, based on such review, the Trustee has fulfilled all of its obligations under the Trust agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status of such default, including the steps being taken by the trustee to remedy such default.

In addition, on or prior to [--] of each year, commencing with the year following the year of issuance of the related Certificates, the Trustee will be required to deliver to the depositor an Assessment of Compliance that contains the following:

         o a statement of the Trustee's responsibility for assessing compliance with the servicing criteria applicable to it under the Trust Agreement;

         o       a  statement  that  the Trustee used certain of the criteria in
Item 1122(d) of Regulation AB (17 CFR 229.1122) to assess compliance with the applicable servicing criteria under the trust agreement;

         o the Trustee's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the Trustee; and

         o a statement that a registered public accounting firm has issued an attestation report on the Trustee's assessment of compliance with the applicable servicing criteria under the trust agreement during and as of the end of the prior calendar year.


The Trustee will also be required to simultaneously deliver an attestation report of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the Trustee's assessment of compliance with the applicable servicing criteria under the trust agreement.

Certificateholders will be able to obtain copies of these statements and reports without charge upon written request to the Trustee.

The fiscal year of the Trust will mean each twelve-month period ending on the 30th day of June (commencing with the twelve-month period ending June 30,____ ). The Company reserves the right to change the timing of the fiscal year but no fiscal year may exceed 12 months.]

AMENDMENT OF TRUST AGREEMENT

The Trust  Agreement may be amended for certain  purposes  without  notice to or
consent  of  the  Certificateholders.   See  the  section  of  the  accompanying
prospectus entitled "Description of Trust Agreement--Modification and Waiver".

TERMINATION OF THE TRUST

The Trust shall terminate upon (i) the payment in full of amounts due and owing on the Certificates, [(ii) the [distribution in kind][liquidation] of the Underlying Securities [and the distribution of the proceeds of such liquidation] to the Certificateholders [and the holders of the [I/O] [Name] Certificates] after a Payment Default or an Acceleration thereof [or the [Underlying Securities Issuer] [Underlying Securities Guarantor]] ceasing to file, or no longer being required to file, reports under the Exchange Act][or (iii) the [distribution in kind][liquidation] of the Underlying Securities upon the tender by an affiliate of the Depositor of 100% of each of the then-outstanding Certificates in exchange for 100% of the Underlying Securities][or (iv) the exercise or deemed exercise of call [rights] [warrants] for 100% of the Underlying Securities and the payment in full of the exercise price in connection therewith]. See "Description of the Trust Agreement-Termination" in the Prospectus.

                         FEDERAL INCOME TAX CONSEQUENCES

SCOPE OF OPINION

In the opinion of Orrick, Herrington & Sutcliffe LLP, Special Tax Counsel, the Trust will be a grantor trust or a partnership for federal income tax purposes and not an association taxable as a corporation (or publicly traded partnership treated as a corporation).

GENERAL

For tax reporting purposes, the Trustee intends to treat the Trust as a grantor trust and the balance of this discussion assumes that the Trust will be so classified. However, for a discussion of the consequences of recharacterization of the Trust as a partnership for federal income tax purposes, see "--Possible Recharacterization of the Trust as a Partnership in "Certain Federal Income Tax Considerations" in the Prospectus.

[INSERT  DISCUSSION  OF  TAX  CHARACTERIZATION  OF  UNDERLYING   SECURITIES   AS
APPROPRIATE]

[In general, each certificate will be treated as a synthetic debt instrument issued on the date it is acquired by the holder of such certificate. Each certificateholder will be subject to the original issue discount ("OID") rules of the Code and Treasury Regulations with respect to such certificates. Under those rules, the certificateholder (whether on the cash or accrual method of accounting) will be required to include in income the OID on its certificate as it accrues on a daily basis, under a constant yield method, regardless of when cash payments are received. The amount of OID on the certificates generally will be equal to the excess of all amounts payable on the certificate over the amount paid to acquire the certificate and the constant yield used in accruing OID generally will be the yield to maturity of the certificate as determined by such holder based on that holder's purchase price for the certificate. The amount of OID that is reported in income in any particular year will not necessarily bear any relationship to the amount of distributions, if any, paid to a holder in that year.]

Payments made on a certificate to a person that is not a U.S. Person and has no connection with the United States other than holding its Certificate generally will be made free of United States federal withholding tax, provided that (i) the holder is not related (directly or indirectly) to certain other specified persons and (ii) the holder complies with certain identification and certification requirements imposed by the IRS.

See " Certain Federal Income Tax Considerations" in the Prospectus.

                             ERISA CONSIDERATIONS

The Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  and
Section 4975 of the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(1) of the Code, including an individual retirement account ("IRA") or Keogh plan or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Plan").

In accordance with ERISA's general fiduciary standards, before investing in a Certificate, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Other provisions of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Plan and persons who have specified relationships to the Plan, i.e., "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code (collectively, "Parties in Interest"). Thus, a Plan fiduciary considering an investment in Certificates should also consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or Section 4975 of the Code. The Underlying Securities Issuer, the Underwriter, the Trustee and their respective affiliates may be Parties in Interest with respect to many Plans.

An investment in Certificates by a Plan might result in the assets of the Trust being deemed to constitute plan assets, which in turn might mean that certain aspects of such investment, including the deemed extension of credit between the Underlying Securities Issuer and the holder of a Certificate (as a result of the Underlying Securities being deemed to be plan assets) might be prohibited transactions under ERISA and Section 4975 of the Code unless exemptive relief were available under an applicable exemption issued by the United States Department of Labor (the "DOL"). Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3-101 of the DOL regulations (the "Regulation"), a Plan's assets may include the assets of an entity if the Plan acquires an "equity interest" in such entity. Thus, if a Plan acquired a Certificate, for certain purposes (including the prohibited transaction provisions of ERISA and Section 4975 of the Code), the Plan would be considered to own an undivided interest in the underlying assets of the Trust unless an exception applied under the Regulation.

Each purchaser of a Certificate, as applicable, and each fiduciary who causes any entity to purchase a Certificate will be deemed to have
represented        and   warranted     that      either      (i)          it  is
neither a Plan nor an entity the assets of which are deemed to be "plan assets" or (ii) its purchase and holding of such Certificate will not constitute or result in a non-exempt prohibited transaction. In this regard, prospective Plan investors as to which the Underlying Securities Issuer, the Underwriter or any of their affiliates may be a Party in Interest may wish to consider the exemptive relief available under the following prohibited transaction class exemptions ("PTCE"): (A) the qualified in-house asset manager ("INHAM") exemption (PTCE 96-23), (B) the insurance company general account exemption (PTCE 95-60), (C) the bank collective investment fund exemption (PTCE 91-38),
(D) the insurance company pooled separate account exemption (PTCE 90-1), (E) the qualified professional asset manager ("QPAM") exemption (PTCE 84-14), and (F) the broker-dealer exemption (PTCE 75-1).

NOTHING HEREIN SHALL BE CONSTRUED AS A REPRESENTATION THAT AN INVESTMENT IN THE CERTIFICATES WOULD MEET ANY OR ALL OF THE RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY, OR IS APPROPRIATE FOR, PLANS GENERALLY OR ANY PARTICULAR PLAN. ANY PLAN OR ANY OTHER ENTITY THE ASSETS OF WHICH ARE DEEMED TO BE "PLAN ASSETS," SUCH AS AN INSURANCE COMPANY INVESTING ASSETS OF ITS GENERAL ACCOUNT, PROPOSING TO ACQUIRE CERTIFICATES SHOULD CONSULT WITH ITS COUNSEL.

                             METHOD OF DISTRIBUTION

Subject to the terms and conditions set forth in the Underwriting Agreement, dated [____________] (the "Underwriting Agreement"), the Company has agreed to sell and Citigroup Global Markets Inc. (an affiliate of the Company [and the Underlying Securities Issuer]) (the "Underwriter[s]") has agreed to purchase, all the Certificates.

The Underwriter has agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all Certificates offered hereby, if any such Certificates are purchased, at a price of $____________ , which will constitute the aggregate proceeds to the Company, before deducting expenses estimated at $_____________.

The Company has been advised by the Underwriter that it proposes to offer the Certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Any profit on the resale of Certificates by the Underwriter will constitute underwriting compensation under the Securities Act.

The Underwriting Agreement provides that the Company will indemnify the Underwriter against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter may be required to make in respect thereof.

Citigroup Global Markets Inc. is an affiliate of the Company [and the Underlying Securities Issuer], and the participation by Citigroup Global Markets Inc. in the offering of the Certificates complies with Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

                                    RATINGS

It is a condition to the establishment of the Trust and the issuance of the Certificates that the Certificates be rated identically to the Underlying Securities by ________________. ___________________ has/have rated the
Underlying Securities "______."

The ratings address the likelihood of the receipt by Certificateholders of payments required under the Trust Agreement, and are based primarily on the credit quality of the Underlying Securities.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

The Company has not requested a rating on the Certificates by any rating agency other than the Rating Agencies. However, there can be no assurance as to whether any other rating agency will rate the Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Certificates by the Rating Agencies.

                                 LEGAL OPINIONS

Certain legal matters relating to the Certificates will be passed upon for the Company and for the Underwriter by Orrick, Herrington & Sutcliffe LLP, New York, New York.

                               INDEX OF TERMS


$  3
Acceleration..................................................................25
Administration Fee.............................................................9
Administrative Agent Termination Events.......................................45
AID...........................................................................28
Base Rate.....................................................................16
Bearer Certificates...........................................................12
Business Day..................................................................14
Calculation Agent.............................................................16
Calculation Date..................................................18, 19, 20, 22
CD Rate.......................................................................18
CD Rate Determination Date....................................................18
CD Reference Rate Certificate.................................................16
Cede...........................................................................2
Certificate...................................................................11
Certificate Account...........................................................39
Certificate of Non-U.S. Beneficial Ownership..................................53
Certificateholder..............................................................7
Certificateholders.............................................................3
Certificates...................................................................1
Citigroup.....................................................................15
Clearing Agency...............................................................22
Clearstream...................................................................53
Code..........................................................................56
Collection Period.............................................................23
Commercial Paper Rate.........................................................18
Commercial Paper Rate Determination Date......................................18
Commercial Paper Reference Rate Certificate...................................16
Company.................................................................1, 15, 8
Composite Quotations..........................................................16
Concentrated Underlying Securities....................................27, 28, 29
Coupons.......................................................................12
Credit Support Instruments....................................................41
Cut-off Date..................................................................40

Definitive Certificate........................................................25
Depositary....................................................................25
Deposited Asset Provider......................................................40
Deposited Assets...........................................................3, 36
depositor......................................................................1
Determination Date............................................................13
Distribution Date..............................................................3
DOL...........................................................................34
dollar.........................................................................3
DTC...........................................................................24
ERISA.........................................................................34
Euroclear.....................................................................53
Event of Default..............................................................20
Exchange......................................................................17
Exchange Rate Agent...........................................................13
Exchangeable Series...........................................................22
Fannie Mae....................................................................28
Federal Funds Rate............................................................19
Federal Funds Rate Determination Date.........................................19
Federal Funds Reference Rate Certificate......................................16
FFCB..........................................................................28
FHLB..........................................................................28
Final Scheduled Distribution Date..............................................3
Fiscal Agent..............................................................32, 34
Fixed Pass-Through Rate.......................................................11
Fixed Rate Certificates.......................................................15
Floating Rate Certificates....................................................15
Freddie Mac...................................................................28
Global Certificate............................................................12
GSE...........................................................................28
GSE Issuer....................................................................28
H.15(519).....................................................................16
Index Maturity................................................................16
Initial Certificate Principal Balance..........................................1
Insurer.......................................................................26
Interest Accrual Period.......................................................23
Interest Collections..........................................................23
Interest Rate..................................................................3
Interest Reset Date........................................................3, 17
Interest Reset Period.........................................................17
IRA...........................................................................34
IRS........................................................................4, 55
issuing entity.................................................................1
Letter of Credit..........................................................26, 37
Letter of Credit Bank.........................................................37
LIBOR Determination Date......................................................20
LIBOR Reference Rate Certificate..............................................16
London Banking Day............................................................15
Market Exchange Rate..........................................................13
Maximum Pass-Through Rate.....................................................16
Minimum Pass-Through Rate.....................................................16
Money Market Yield............................................................19
Nonrecoverable Advance........................................................44
Notional Amount...............................................................15
Offering Agent.................................................................2
OID.......................................................................33, 57
Optional Exchange Date........................................................23
Original Issue Date...........................................................11
outstanding debt securities...................................................31
participants..................................................................25
Parties in Interest...........................................................34
Pass-Through Rate.............................................................11
Payment Default...............................................................25
Periodic Interest.............................................................23
Plan..........................................................................34
Policy........................................................................26
Prospectus Supplement..........................................................1
PTCE..........................................................................35
Purchase Price................................................................50
Rating Agency..................................................................4
Realized Losses...............................................................22
REFCORP.......................................................................28
Registered Certificates.......................................................13
Regulation....................................................................34
Related Proceeds..............................................................44
Required Percentage...........................................................45
Reserve Account...............................................................38
Retained Interest..............................................................9
Reuters Screen LIBO Page......................................................20
Sallie Mae....................................................................28
Schedule B....................................................................29
Secured Underlying Securities.................................................32
Senior Underlying Securities..................................................31
Series.........................................................................1
Special Tax Counsel...........................................................55
sponsor........................................................................1
Spread........................................................................16
Spread Multiplier.............................................................16
Strip Certificates............................................................12
Stripped Interest.............................................................15
Sub-Administration Agreement..................................................41
Sub-Administrative Agent......................................................41

Subordinated Underlying Securities............................................31
Surety........................................................................37
Surety Bond...................................................................37
Term Asset Events of Default..........................................31, 33, 35
Treasury bills................................................................21
Treasury Rate Determination Date..............................................22
Treasury Reference Rate Certificate...........................................16
Treasury Securities...........................................................28
Trust...................................................................1, 16, 2
Trust Agreement................................................................9
Trust Indenture Act.......................................................16, 30
Trustee's Fee..................................................................9
TVA...........................................................................28
U.S. dollars...................................................................3
U.S. Person...................................................................53
U.S.$..........................................................................3
Underlying Securities...........................................2, 3, 27, 28, 29
Underlying Securities Currency................................................35
Underlying Securities Indenture...............................................30
Underlying Securities Interest Accrual Periods................................35
Underlying Securities Issuer...............................................7, 28
Underlying Securities Issuers.........................................27, 28, 29
Underlying Securities Offering Document...............................27, 28, 29
Underlying Securities Payment Date............................................19
Underlying Securities Payment Dates...........................................35
Underlying Securities Rate....................................................35
Underlying Securities Registration Statement..................................19
Underwriter[s]................................................................35
Underwriting Agreement........................................................35
United States.................................................................53
USD............................................................................3
Variable Pass-Through Rate....................................................12
Voting Rights.................................................................45

                                  APPENDIX A

                    IDENTIFICATION OF UNDERLYING SECURITIES

1.      SUMMARY OF TERMS OF THE UNDERLYING SECURITIES


    TERMS OF UNDERLYING
        SECURITIES
------------------------------  ------------------------  ----------------------

Underlying Securities Issuer:

Underlying Securities:

Dated:

Original Principal Maturity Date:

Original Par Value Amount Issued:

CUSIP Number:

Stated Interest Rate:

Interest Payment Dates:

Mode of Payment of Underlying
Securities:

Par Value Amount of Underlying
Securities Deposited Under Trust
Agreement:

The Underlying Securities will be held by the Trustee for the Owners of Certificates as book-entry credits to an account of the Trustee at [DTC].

AVAILABLE INFORMATION

The Underlying Securities Issuer is subject to the information requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information filed by the Underlying Securities Issuer with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission. [In addition, certain material described above and other information will also be available for inspection at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York.]

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus Supplement or the Prospectus in connection with the offer made by this Prospectus Supplement and the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus Supplement or the accompanying Prospectus, nor any sale made hereunder and thereunder, shall, under any circumstances, create any implication that the information contained herein and in the accompanying Prospectus is correct as of any time subsequent to the date hereof; however, if any material change occurs while this Prospectus Supplement or the accompanying Prospectus is required by law to be delivered, this Prospectus Supplement or the accompanying Prospectus will be amended or supplemented accordingly.

2.      EXCERPTS FROM THE UNDERLYING SECURITIES PROSPECTUS

Set forth below are certain sections or excerpts of certain sections of the Underlying Securities Prospectus, which may be summarized in part and which set forth the material terms of the Underlying Securities. There is no assurance that such sections have not been amended. All references to section numbers set forth below in Section 2 of this Annex relate to the section numbers of the Underlying Securities Prospectus. As used below the following terms have the meanings hereby assigned:

================================================================================
                                        $


                            STRUCTURED PRODUCTS CORP.






                             =======================


                                   PROSPECTUS
                                   SUPPLEMENT



                            Dated [______][__], 200__

Until [date], all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


================================================================================

               SUBJECT TO COMPLETION, DATED [______] [__], 200[_].

PROSPECTUS

Trust Certificates
(Issuable in Series)

Structured Products Corp.
Depositor and Sponsor

The trust certificates offered hereby and by supplements to this Prospectus will be offered from time to time in one or more series and in one or more classes within each such series. Certificates of each respective series and class will be offered on terms to be determined at the time of sale as described in the related prospectus supplement accompanying the delivery of this Prospectus. Certificates may be sold for United States dollars or for one or more foreign currencies, and the principal of, premium, if any, and any interest to be distributed in respect of certificates may be payable in United States dollars or in one or more foreign currencies. Each series and class of certificates may be issuable as individual securities in registered form without coupons or in bearer form with or without coupons attached or as one or more global securities in registered or bearer form.

Each series of certificates will represent in the aggregate the entire beneficial ownership interest in securities, issued by one or more issuers, together with, if specified in the applicable prospectus supplement, rights under swap or other derivative agreements or certain other assets to be deposited in a trust for the benefit of holders of certificates of such series by Structured Products Corp. pursuant to a trust agreement and a series supplement thereto with respect to a given series among the Company, as depositor or transferor, the administrative agent, if any, and the trustee named in the related prospectus supplement. Each term asset or term assets, in the case of debt securities with a common obligor, which represent ten percent or more of the total of term assets in the trust consist of [SELECT ONE OF THE BRACKETED SECTIONS][Alternative 1: a fixed income debt security or asset backed security or pool of such debt securities or asset backed securities issued or by their terms guaranteed by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities) organized under the laws of the United States of America or any state which are subject to the informational requirements of the Securities Exchange Act of 1934 and which in accordance therewith file reports and other information with the Securities and Exchange Commission] [Alternative 2: a fixed income debt security or pool of such debt securities issued or by their terms guaranteed by one or more foreign private issuers (as such term is defined in Rule 405 of the Securities Act of 1933) subject to the informational requirements of the Securities Exchange Act of 1934 and which in accordance therewith file reports and other information with the Securities and Exchange Commission] [Alternative 3: a fixed income debt security or pool of such debt securities which represent obligations of the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged or a United States governmental sponsored organization created pursuant to a federal statute]
[Alternative 4: a fixed income debt security or pool of such debt securities which represent obligations issued or by their terms guaranteed by a foreign government, political subdivision or agency or instrumentality thereof]. If so specified in the related prospectus supplement, the trust for a series of certificates may also include, or the certificateholders of such certificates may have the benefit of, any combination of insurance policies, letters of credit, reserve accounts and other types of rights or assets designed to support or ensure the servicing and distribution of amounts due in respect of the assets deposited into the trust. See "Description of Certificates" and "Description of Deposited Assets and Credit Support." PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH UNDER "RISK FACTORS" COMMENCING ON [PAGE 3] OF THIS PROSPECTUS AND IN THE RELATED PROSPECTUS SUPPLEMENT.

Each class of certificates of any series will represent the right, which may be senior to those of one or more of the other classes of such series, to receive specified portions of payments of principal, interest and certain other amounts on the assets deposited into the trust in the manner described herein and in the related prospectus supplement. A series may include two or more classes differing as to the timing, sequential order or amount of distributions of principal, interest or premium and one or more classes within such series may be subordinated in certain respects to other classes of such series. The certificates of each series (or class within such series) offered hereby will be rated at the time of issuance in one of the recognized investment grade rating categories by one or more nationally recognized rating agencies.

To the extent provided herein and in the applicable prospectus supplement, Structured Products Corp.'s only obligations with respect to each series of certificates will be, pursuant to certain representations and warranties concerning the assets deposited into a trust, to assign and deliver the assets deposited into a trust and certain related documents to the applicable trustee and, in certain cases, to provide for the credit support, if any. The principal obligations of an administrative agent, if any is named in the applicable prospectus supplement, with respect to a series of certificates will be pursuant to its contractual administrative obligations and, only as and to the extent provided in the related prospectus supplement, its obligation to make certain cash advances in the event of payment delinquencies on the assets deposited into a trust. See "Description of Trust Agreement--Advances in Respect of Delinquencies."

The certificates of each series will not represent an obligation of or interest in Structured Product's Corp., any administrative agent or any of their respective affiliates, except to the limited extent described herein and in the related prospectus supplement. The certificates will not be guaranteed or insured by any governmental agency or instrumentality, or by Structured Products Corp., any administrative agent or their respective affiliates.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The certificates may be offered and sold to or through underwriters, through dealers or agents or directly to purchasers, as more fully described under "Plan of Distribution" herein and "Method of Distribution" in the related prospectus supplement. This Prospectus may not be used to consummate sales of certificates offered hereby unless accompanied by a prospectus supplement.

The date of this Prospectus is _______, 200_

                               TABLE OF CONTENTS
                                                                            PAGE

PROSPECTUS SUPPLEMENT..........................................................1
AVAILABLE INFORMATION..........................................................1
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE................................1
REPORTS TO CERTIFICATEHOLDERS..................................................2
[IMPORTANT CURRENCY INFORMATION]...............................................2
RISK FACTORS...................................................................2
THE COMPANY....................................................................8
USE OF PROCEEDS................................................................8
FORMATION OF THE TRUST.........................................................8
MATURITY AND YIELD CONSIDERATIONS..............................................9
DESCRIPTION OF CERTIFICATES...................................................10
DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT............................27
DESCRIPTION OF TRUST AGREEMENT................................................39
[LIMITATIONS ON ISSUANCE OF BEARER CERTIFICATES...............................49
[CURRENCY RISKS]..............................................................50
CERTAIN FEDERAL INCOME TAX CONSIDERATIONS.....................................52
PLAN OF DISTRIBUTION..........................................................56
LEGAL OPINIONS................................................................58
INDEX OF TERMS................................................................59

                             PROSPECTUS SUPPLEMENT

The supplement to this Prospectus (each a "Prospectus Supplement") relating to a series (a "Series") of trust certificates ("Certificates") to be offered thereby and hereby will set forth information relating to the Certificates, including, among other things, the following with respect to such Series: the specific designation, aggregate principal amount, and pass through rate for the Certificates. See "Description of Certificates--General" for a listing of the items that may be specified in the applicable Prospectus Supplement. The terms of the trust certificates described in the applicable Prospectus Supplement may supplement and/or modify any related general discussion in this Prospectus.

                              AVAILABLE INFORMATION

The Company filed a registration statement relating to the Certificates with the Securities and Exchange Commission. This prospectus is a part of the registration statement, but the registration statement includes additional information.

The Company will file with the SEC all required annual reports on Form 10-K, periodic reports on Form 10-D and current reports on Form 8-K. The Company does not intend to send any financial reports to Certificateholders.

You may read and copy any reports, statements or other information the Company files at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference rooms. The Company's SEC filings are also available to the public on the SEC internet web site (http://www.sec.gov). The Company's SEC filings may be located by using the SEC Central Index Key (CIK) for [_______], [______]. For purposes of any electronic version of this prospectus, the preceding uniform resource locator, or URL, is an inactive textual reference only. The Company has taken steps to ensure that this URL was inactive at the time the electronic version of this prospectus was created.

[Reports that are filed with the SEC by the Company pursuant to the Exchange Act may be accessed by any investor, free of charge, through an internet web site at http://[_____]. In the event this internet web site is temporarily unavailable, the Company will provide to investors electronic or paper copies of such reports free of charge upon request. For purposes of any electronic version of this prospectus, the URL in this paragraph is an inactive textual reference only. The Company has taken steps to ensure that the URL in this paragraph was inactive at the time it created any electronic version of this prospectus.]

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company "incorporates by reference" information it files with the SEC, which means that it can disclose important information to you be referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. Information that the Company files later with the SEC will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this

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prospectus or the related  prospectus  supplement.  The Company  incorporates by reference any future annual, monthly and special SEC reports and proxy materials filed by or on behalf of the issuing entity until the Company terminates its offering of the Certificates.

As a recipient of this prospectus, you may request a copy of any document the Company incorporates by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling: Structured Products Corp., 390 Greenwich Street, New York, New York 10013, Attention: Secretary, (212) 816-6000.

                          REPORTS TO CERTIFICATEHOLDERS

Unless and until Definitive Certificates are issued, on each Distribution Date unaudited reports containing information concerning the related trust (the "Trust") will be prepared by the related Trustee and sent on behalf of each Trust only to Cede & Co. ("Cede"), as nominee of DTC and registered holder of the Certificates. See "Description of Certificates--Global Certificates" and "Description of Trust Agreement--Reports to Certificateholders; Notice." Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.

For so long as the Company is subject to the reporting requirements of the Exchange Act, the Company will file distribution reports on Form 10-D in relation to each Trust following each distribution date for the Certificates issued by such Trust, will file an annual report of Form 10-K in relation to such Certificates, and may file additional public reports in relation to each Trust and the Certificates related to such Trust from time to time. The Prospectus Supplement for each Trust shall specify the name and CIK number of the Trust for purposes of obtaining reports on the EDGAR system. The public may read and copy any materials filed with the Commission at the Commission's Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at http://www.sec.gov. [The Trustee [will][may] make reports available with respect to each Trust through its website at [______]. [Given the limited nature of reporting in relation to each Trust, reports will not be separately made available through any website of the Company [or the Trustee].]

                        [IMPORTANT CURRENCY INFORMATION]

[Purchasers are required to pay for each Certificate in the Specified Principal Currency for such Certificate. Currently, there are limited facilities in the United States for conversion of U.S. dollars into foreign currencies and vice versa, and banks do not currently offer non-U.S. dollar checking or savings account facilities in the United States. However, if requested by a prospective purchaser of a Certificate having a Specified Principal Currency other than U.S. dollars, Citigroup Global Markets Inc. (the "Offering Agent") will arrange for the exchange of U.S. dollars into such Specified Principal Currency to enable the purchaser to pay for such Certificate. Such request must be made on or before the fifth Business Day (as defined herein) preceding the date of delivery of such Certificate or by such later date as is determined by the Offering Agent. Each such exchange will be made by the Offering Agent on such terms and

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subject to such  conditions,  limitations  and charges as the Offering Agent may from time to time establish in accordance with its regular foreign exchange practice. All costs of exchange will be borne by the purchaser.

References herein to "U.S. dollars," "U.S.$," "USD," "dollar" or "$" are to the lawful currency of the United States.]

                                 RISK FACTORS

In connection with an investment in the Certificates of any Series, prospective investors should consider, among other things, the material risk factors set forth below and any additional material risk factors set forth in the applicable Prospectus Supplement.

The Certificates May Not Be a Liquid Investment. There will be no market for any Series (or Class within such Series) of Certificates prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or will continue for the life of such Certificates.

Certificates Are Limited Obligations and Are Not Recourse Obligations of the Company or Its Affiliates. The Certificates will not represent a recourse obligation of or interest in the Company or any of its affiliates. The Certificates of each Series will not be insured or guaranteed by any government agency or instrumentality, the Company, any Person affiliated with the Company or the Issuer[, or any other Person]. The obligations, if any, of the Company with respect to the Certificates of any Series will only be pursuant to certain limited representations and warranties with respect to the securities deposited into the Trust (the "Underlying Securities") or other assets deposited therein (together with the Underlying Securities, the "Deposited Assets").

Trust Consists of Limited Assets and Payments on the Certificates Will Be Made Solely from Deposited Assets. The only material assets expected to be in a Trust are the Deposited Assets corresponding to the related Series (or Class) of Certificates being offered. The Certificates are not insured or guaranteed by the Company, any Administrative Agent or any of their affiliates. Accordingly, Certificateholders' receipt of distributions in respect of the Certificates will depend entirely on the performance of and the Trust's receipt of payments with respect to the Deposited Assets and any Credit Support identified in the related Prospectus Supplement. See "Description of Deposited Assets and Credit Support."

[Payments on the Underlying Securities are Subordinate to other Obligations of the Underlying Securities Issuer. Payments on the Underlying Securities are subordinate to other obligations of the Underlying Securities Issuer, and the Underlying Securities Issuer will not be permitted to make payments on the Underlying Securities unless it has paid amounts due on its obligations which are senior to the Underlying Securities. Investors in the Certificates may suffer a greater loss than if payments on the Underlying Securities were not subordinated.]

Average Life and Yield of Certificates May Vary Thus Creating Reinvestment Risk. The timing of distributions of interest, premium (if any) and principal of any Series (or of any Class within such Series) of Certificates is affected by a number of factors, including the performance of the related Deposited Assets, the extent of any early redemption, repayment, amortization, acceleration of payment rate, slow down of payment rate or extension of maturity or

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amortization with respect to the related  Underlying  Securities  (or    portion
thereof) and the manner and priority in which collections from  such  Underlying
Securities and any other Deposited Assets are allocated to each Class  of   such
Series. Certain of these factors may be influenced by a variety of accounting, tax, economic, social and other factors. The related Prospectus Supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and certain other terms applicable to such Underlying Securities and any other Deposited Assets. See "Maturity and Yield Considerations."

Tax Considerations Should Be Reviewed. Special Tax Counsel has delivered an opinion to the Company that the discussion contained in this Prospectus under the caption "Certain Federal Income Tax Considerations," to the extent it constitutes matters of law or legal conclusions thereto, is true and correct in all material respects. Special Tax Counsel has also delivered an opinion that the Trust will not be characterized as an association taxable as a corporation (or publicly traded partnership treated as an association) for federal income tax purposes. Special Tax Counsel has not delivered (and does not intend to deliver) any other opinions regarding the Trust or the Certificates. Prospective investors should be aware that no rulings have been sought from the Internal Revenue Service ("IRS"), and that legal opinions are not binding on the IRS or the courts. Accordingly, there can be no assurance that the IRS or the courts will agree with Special Tax Counsel's opinions. If, contrary to Special Tax Counsel's opinion, the Trust is characterized or treated as a corporation for federal income tax consequences, among other consequences, the Trust would be subject to federal income tax (and similar state income or franchise taxes) on its income and distributions to Certificateholders would be impaired. See "Certain Federal Income Tax Considerations" in this Prospectus and in the related Prospectus Supplement.

Investment Company Act of 1940 Considerations Should Be Reviewed. The Investment Company Act of 1940 defines as an "investment company" companies engaged in the business of investing, reinvesting, owning, holding, or trading in securities. Unless an exclusion or safe harbor applies, a company is an investment company if it owns "investment securities" with a value exceeding forty percent (40%) of the value of its total assets on an unconsolidated basis, excluding government securities and cash items. One exclusion from the definition of "investment company" is provided to certain issuers of asset backed securities that comply with Rule 3a-7 of the Investment Company Act. The Company believes, based on opinion of counsel, that each Issuer formed for the issuance of securities is and will remain exempt from the registration requirements of the Investment Company Act based on Rule 3a-7 of the Investment Company Act. Registration under the Investment Company Act or a determination that an Issuer failed to register likely would have a material adverse impact on the Company or that Issuer, and distributions to holders of the Certificates of that Issuer could be seriously impaired.

Limited Nature of Rating; Reduction or Withdrawal of Rating Could Occur Which May Adversely Affect the Value of the Certificates. At the time of issue, the Certificates of any given Series (or each Class of such Series that is offered hereby) will be rated in one of the investment grade categories by one or more nationally recognized rating agencies (a "Rating Agency"). The rating of any Series or Class of Certificates is based primarily on the related Deposited Assets and any Credit Support and the relative priorities of the Certificateholders of such Series or Class to receive collections from, and to assert claims against, the Trust with respect to such Deposited Assets and any Credit Support. The rating is not a recommendation to purchase, hold or sell

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Certificates,  inasmuch as such  rating  does not comment as to market  price or suitability for a particular investor. In addition, the rating does not address the likelihood that the principal amount of any Series or Class will be paid prior to any final legal maturity date. There can be no assurance that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. Any Class or Classes of a given Series of Certificates may not be offered pursuant to this Prospectus, in which case such Class or Classes may or may not be rated in an investment grade category by a Rating Agency.

Global Certificates Limit Direct Voting and Ability to Pledge Certificates. The Certificates of each Series (or, if more than one Class exists, each Class of such Series) will initially be represented by one or more Global Certificates deposited with, or on behalf of, a Depositary (as defined herein) and will not be issued as individual definitive Certificates to the purchasers of such Certificates. Consequently, unless and until such individual definitive Certificates of a particular Series or Class are issued, such purchasers will not be recognized as Certificateholders under the Trust Agreement. Hence, until such time, such purchasers will only be able to exercise the rights of
Certificateholders indirectly through the Depositary and its respective participating organizations and, as a result, the ability of any such purchaser to pledge that Certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to such Certificate, may be limited. See "Description of Certificates--Global Certificates" and "Limitations on Issuance of Bearer Certificates" and any further description contained in the related Prospectus Supplement.

[Risks With Respect to Currency, Exchange Rates and Exchange Controls May Exist. The Certificates of any given Series (or Class within such Series) may be denominated in a currency other than U.S. dollars to the extent specified in the applicable Prospectus Supplement. An investment in a Certificate having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a U.S. dollar-denominated security. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the Company has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Past fluctuations in any particular exchange rate do not necessarily indicate, however, fluctuations in the rate that may occur during the term of any Certificate. Depreciation of the Specified Currency for a Certificate against the U.S. dollar would decrease the effective yield of such Certificate below its Pass-Through Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates and the availability of a Specified Currency for making distributions in respect of Certificates denominated in such currency. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular Certificate, the currency in which amounts then due to be distributed in respect of such Certificate would not be available.

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IT IS  STRONGLY  RECOMMENDED  THAT  PROSPECTIVE  PURCHASERS  CONSULT  THEIR  OWN
FINANCIAL  AND LEGAL  ADVISORS  AS TO THE RISKS  ENTAILED  BY AN  INVESTMENT  IN
CERTIFICATES   DENOMINATED  IN  A  CURRENCY  OTHER  THAN  U.S.   DOLLARS.   SUCH
CERTIFICATES   ARE  NOT  AN   APPROPRIATE   INVESTMENT   FOR   PERSONS  WHO  ARE
UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS. SEE "CURRENCY RISKS."

Trust May Include Derivatives Which Could Affect the Value of the Certificates. A Trust may include various derivative instruments, including interest rate and currency swaps, caps, floors, collars and options and structured securities having embedded derivatives (such as structured notes). Swaps involve the exchange with another party of their respective commitments to pay or receive amounts computed by reference to specified fixed or floating interest rates or currency rate and a notional principal amount (i.e., the reference amount with respect to which such obligations are determined, although no actual exchange of principal occurs except for currency swaps); for example, an exchange of floating rate payments for fixed rate payments. Interim payments are generally netted, with the difference being paid by one party to the other. The purchase of a cap entitles the purchaser, to the extent that a specified rate, price, yield or return exceeds a predetermined level, to receive payments computed by reference to a specified fixed or floating rate, price, yield or return and a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified rate, price, yield or return declines below a predetermined level, to receive payments computed by reference to a specified fixed or floating rate, price, yield or return and a notional principal amount from the party selling such floor. Options function in a manner similar to caps and floors, and exist on various underlying securities. Options can also be structured as securities such as warrants or can be embedded in securities with option-like characteristics. Forward contracts involve the purchase and sale of a specified security, currency or other financial instrument at a specified price and date in the future, and may be settled by physical delivery or cash payment.

Fluctuations in interest and currency rates may have a significant effect on the yield to maturity of derivatives or the levels of support that derivatives can provide to a Trust. In addition, derivatives may be limited to covering only certain risks. Continued payments on derivatives may be affected by the financial condition of the counterparties thereto (or, in some instances, the guarantor thereunder). There can be no assurance that counterparties will be able to perform their obligations. Failure by a counterparty (or the related guarantor, if any) to make required payments may result in the delay or failure to make payments on the related securities and risks. In addition, the notional amounts on which payments are made may vary under certain circumstances and may not bear any correlation to principal amounts of the related securities. The terms and risks of the relevant derivatives will be described in the related Prospectus Supplement. Further, the relevant Prospectus Supplement will identify the material terms, the material risks and the counterparty for any derivative instrument in a Trust which is the result of an agreement with such counterparty to the extent that such agreement is material.

Publicly Available Information or Non-Public Information which may be Obtained from the Trustee Concerning Underlying Securities Issuers Should Be Reviewed; Risk of Loss if Such Information Not Available. To the extent possible, it is strongly recommended that each prospective purchaser of Certificates obtain and evaluate any publicly available information or non-public information that may be obtained from the Trustee named in the applicable Prospectus Supplement concerning each of the Underlying Securities and each issuer of

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Underlying Securities (each a "Underlying Securities Issuer") as it would obtain and evaluate if it were investing directly in the Underlying Securities or in other securities issued by the Underlying Securities Issuer. If the Trustee named in the applicable Prospectus Supplement does not make available non-public information with respect to Underlying Securities which have not been registered under the Securities Act, the applicable Prospectus Supplement will describe the material terms of the Underlying Securities. In the case of publicly issued Underlying Securities, the publicly-available information, and in the case of Underlying Securities which have not been registered under the Securities Act,
any   information    that   the   Trustee   may   disseminate   to   prospective
Certificateholders, in each case concerning the applicable Underlying Securities and publicly available information concerning a Underlying Securities Issuer is important in considering whether to invest in or sell Certificates. To the extent such information is unavailable or ceases to be available, an investor's ability to make an informed decision to purchase or sell Certificates (and the value of the Certificates) could be impeded. The information in this Prospectus and any Prospectus Supplement concerning the Underlying Securities and the
Underlying   Securities  Issuers  has  been  obtained  from  publicly  available documents or from documents obtained from the Underlying Securities Issuer, and none of the Company, the Trustee or any of their affiliates has undertaken, or will undertake, any investigation of the accuracy or completeness of such documents (whether or not filed with the Commission) or the financial condition or creditworthiness of any Underlying Securities Issuer. The issuance of Certificates of any Series should not be construed as an endorsement by the Company or the Trustee or any of their affiliates of the financial condition or business prospects of any Underlying Securities Issuer.

Remedies Available to Certificateholders Are Limited Due to Passive Nature of the Trust. The remedies available to a Trustee of a relevant Trust are predetermined and therefore an investor in the Certificates has less discretion over the exercise of remedies than if such investor directly invested in the Underlying Securities. Each Trust will generally hold the related Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any Underlying Securities Issuer or the value of the Deposited Assets. Except as indicated below, a holder will not be able to dispose of or take other actions with respect to any Deposited Assets. Under certain circumstances described in the applicable Prospectus Supplement, the Trustee will (or will at the direction of a specified percentage of holders of Certificates (each a "Certificateholder") of the relevant Series) dispose of, or take certain other actions in respect of, the Deposited Assets. In certain limited circumstances, such as a mandatory redemption of Underlying Securities or the exercise by a third party of the right to purchase Underlying Securities (as described below under "Description of Trust Agreement -- Termination"), the Trustee may dispose of the Deposited Assets prior to maturity. The applicable Prospectus Supplement will describe the particular circumstances, if any, under which a Deposited Asset may be disposed of prior to maturity.

Optional Exchange for Deposited Assets Will Generally Be Unavailable. Although the Prospectus Supplement for a Series of Certificates may designate such Series as an Exchangeable Series (as defined herein) and may provide that a Certificateholder may exchange Certificates of the Exchangeable Series for a pro rata portion of Deposited Assets of the related Trust, any such Optional Exchange Right will be exercisable only to the extent that the exercise of such right would not be inconsistent with Structured Products Corp.'s (the "Company") or Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7

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under the  Investment Company Act of 1940, as amended, and all applicable rules, regulations  and interpretations  thereunder  and  subject  to  the  limitations
described  herein.  See  "Description  of   Certificates -- Optional  Exchange."
Accordingly, the optional exchange right described in this Prospectus under the heading "Description of Certificates -- Optional Exchange" and further described in the relevant Prospectus Supplement may be available only to the
Company  and  its  affiliates  and  designees.   Other  Certificateholders  will
generally not be able to exchange their Certificates of an Exchangeable Series for a pro rata portion of the Deposited Assets of the related Trust. In addition, the exercise of an optional exchange right will decrease the outstanding aggregate amount of Certificates of the applicable Exchangeable Series.



The Prospectus Supplement for each Series of Certificates will set forth information regarding any additional material risk factors applicable to such Series (and each Class within such Series).

                                   THE COMPANY

The Company was incorporated in the State of Delaware on November 23, 1992, as an indirect, wholly-owned, limited-purpose finance subsidiary of Citigroup Global Markets Holdings Inc. The Company will not engage in any business or other activities other than issuing and selling securities from time to time and acquiring, owning, holding, pledging and transferring assets (including Deposited Assets and Credit Support) in connection therewith or with the creation of a Trust and in activities related or incidental thereto. The Company does not have, nor is it expected to have, any significant unencumbered assets. The Company's principal executive offices are located at 390 Greenwich Street, New York, New York 10013 (telephone (212) 816-7496).

                                 USE OF PROCEEDS

The net proceeds to be received from the sale of each Series or Class of Certificates (whether or not offered hereby) will be used by the Company for such purposes as may be specified in the applicable Prospectus Supplement. Such purposes may include, without limitation, purchasing the related Deposited Assets (or providing a Trust with funds to purchase such Deposited Assets) and arranging certain Credit Support including, if specified in the related Prospectus Supplement, making required deposits into any reserve account or other account for the benefit of the Certificateholders of such Series or Class. Any remaining net proceeds will be used by the Company to pay general administrative expenses or other amounts due in connection with the issuance of the certificates.

                             FORMATION OF THE TRUST

The Company will sell, assign or cause to be sold or assigned the Deposited Assets for each Series of Certificates to the Trustee named in the applicable Prospectus Supplement, in its capacity as Trustee, for the benefit of the Certificateholders of such Series. See "Description of Trust Agreement--Assignment of Deposited Assets." The trust formed in connection with the issuance of Certificates may be a common law trust or a statutory or business trust. The Trustee named in the applicable Prospectus Supplement will administer the Deposited Assets pursuant to the trust agreement and a series supplement thereto with respect to a given Series (collectively, the "Trust Agreement") and will receive a fee for such services (the "Trustee's Fee"). The Trustee Fee shall be paid either by the Trust from the interest [and principal] payments received by the Trust with respect to the Underlying Securities or by the Depositor pursuant to a separate agreement with the Depositor, as specified in the applicable Prospectus Supplement. Any Administrative Agent named in the applicable Prospectus Supplement will perform such tasks as are specified therein and in the Trust Agreement and will receive a fee for such services (the "Administration Fee") as specified in the Prospectus Supplement. See "Description of Trust Agreement--Collection and Other Administrative Procedures" and "--Retained Interest; Administrative Agent Compensation and Payment of Expenses."

The Company's assignment of the Deposited Assets to the Trustee will be without recourse. To the extent provided in the applicable Prospectus Supplement, the obligations of an Administrative Agent, if any, so named therein with respect to the Deposited Assets will consist primarily of its contractual administrative obligations, if any, under the Trust Agreement, its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets in amounts described under "Description of Trust Agreement--Advances in Respect of Delinquencies," and its obligations, if any, to purchase Deposited Assets as to which there has been a breach of certain representations and warranties or as to which the documentation is materially defective. The obligations of an Administrative Agent, if any, named in the applicable Prospectus Supplement to make advances will be limited to amounts which any such Administrative Agent believes ultimately would be recoverable under any Credit Support, insurance coverage, the proceeds of liquidation of the Deposited Assets or from other sources available for such purposes. See "Description of Trust Agreement--Advances in Respect of Delinquencies."


To the extent provided in the related Prospectus Supplement, each Trust will consist of (i) the applicable Deposited Assets; (ii) such collections as from time to time are identified as deposited in the related Certificate Account;
(iii) property, if any, acquired on behalf of Certificateholders by foreclosure or repossession and any revenues received thereon; (iv) those elements of Credit Support, if any, provided with respect to any Class within such Series that are specified as being part of the related Trust in the applicable Prospectus Supplement, as described therein and under "Description of Deposited Assets and Credit Support--Credit Support"; (v) the rights of the Company under the agreement or agreements entered into by the Trustee on behalf of the Certificateholders which constitute, or pursuant to which the Trustee has acquired, such Deposited Assets; and (vi) the rights of the Trustee in any cash advance, reserve fund or surety bond. To the extent provided in the related Prospectus Supplement, the Company or any previous owner of the Deposited Assets may retain an interest in such assets (the "Retained Interest") through the ownership of an interest in the Trust which entitles the holder thereof to any residual or excess cash flow generated by the Trust to the extent available for distribution after all other required payments and distributions have been made by the Trust. The Retained Interest may, but need not be, evidenced by a certificate. The Prospectus Supplement will identify the holder of any Retained Interest if such holder is affiliated with the Company or certain other transaction parties listed in Item 1113(d)(1) of Regulation AB.

                        MATURITY AND YIELD CONSIDERATIONS

Each Prospectus Supplement will, to the extent applicable, contain information with respect to the type and maturities of the related Underlying Securities and the terms, if any, upon which such Underlying Securities may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof) or extension of maturity. The provisions of the Underlying Securities with respect to the foregoing may affect the weighted average life of the related Series of Certificates.

The effective yield to holders of the Certificates of any Series (and Class within such Series) may be affected by certain aspects of the Deposited Assets or any Credit Support or the manner and priorities of allocations of collections with respect to such Deposited Assets between the Classes of a given Series. The yield to maturity of any Series (or Class within such Series) may be affected by any optional or mandatory redemption, repayment, amortization or extension of maturity of the related Underlying Securities. A variety of tax, accounting, economic, and other factors will influence whether any applicable party exercises any right of redemption, repurchase or extension in respect of its securities. The rate of redemption may also be influenced by prepayments on the obligations a Underlying Securities Issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Underlying Securities, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Term Asset redeemable at the option of a Underlying Securities Issuer will be repaid prior to its stated maturity.

To the extent specified in the related Prospectus Supplement, each of the Underlying Securities will be subject to acceleration upon the occurrence of certain Term Asset Events of Default (as defined herein). The maturity and yield on the Certificates will be affected by any early repayment of the Underlying Securities as a result of the acceleration of the Underlying Securities. See "Description of Deposited Assets and Credit Support."

The extent to which the yield to maturity of such Certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

The yield to  maturity  of any Series (or  Class) of  Certificates  will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such Certificates, to the extent that the Pass-Through Rate for such Series (or Class) is based on variable or adjustable interest rates. With respect to any Series of Certificates, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Underlying Securities having interest rates higher or lower than the then applicable Pass-Through Rates applicable to such Certificates may affect the yield thereon.

The Prospectus Supplement for each Series of Certificates will set forth additional information regarding yield and maturity considerations applicable to such Series (and each Class within such Series) and the related Deposited Assets, including the applicable Underlying Securities.

                           DESCRIPTION OF CERTIFICATES

Each Series (or, if more than one Class exists, the Classes within such Series) of Certificates will be issued pursuant to a Trust Agreement and a separate series supplement thereto among the Company, the Administrative Agent, if any, and the Trustee named in the related Prospectus Supplement, a form of which Trust Agreement is attached as an exhibit to the Registration Statement. The provisions of the Trust Agreement (as so supplemented) may vary depending upon the nature of the Certificates to be issued thereunder and the nature of the Deposited Assets, Credit Support and related Trust.

The following summaries describe material provisions of the Trust Agreement which may be applicable to each Series of Certificates. The applicable Prospectus Supplement for a Series of Certificates will describe any material provision of the Trust Agreement or the applicable Certificates that is not described in this Prospectus. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of Trust Agreement to which reference is hereby made for a full description of such provisions, including the definition of certain terms used, and for other information regarding the Certificates. As used herein with respect to any Series, the term "Certificate" refers to all the Certificates of that Series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires.

GENERAL

There is no limit on the amount of Certificates that may be issued under the Trust Agreement, and the Trust Agreement will provide that Certificates of the applicable Series may be issued in multiple Classes. The Series (or Classes within such Series) of Certificates to be issued under the Trust Agreement will represent the entire beneficial ownership interest in the Trust for such Series created pursuant to the Trust Agreement and each such Class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such Trust, all as identified and described in the applicable Prospectus Supplement. See "Description of Deposited Assets and Credit Support--Collections."

Reference is made to the related Prospectus Supplement for a description of the following terms of the Series (and if applicable, Classes within such Series) of Certificates in respect of which this Prospectus and such Prospectus Supplement are being delivered: (i) the title of such Certificates; (ii) the Series of such Certificates and, if applicable, the number and designation of Classes of such Series; (iii) certain information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related Trust by the Company (and, with respect to any Term Asset which at the time of such deposit represents a significant portion of all such Deposited Assets and any related Credit Support, certain information concerning the terms of each such Term Asset, the identity of the issuer thereof and where publicly available information regarding such issuer may be obtained); (iv) the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each Class thereof; (v) the dates on which or periods during which such Series or Classes within such Series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such Series or Classes within such

Series will be distributable; (vi) if applicable, the relative rights and priorities of each such Class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the Certificateholders of each such Class); (vii) whether the Certificates of such Series or each Class within such Series are Fixed Rate Certificates or Floating Rate Certificates (each as defined below) and the applicable interest rate (the "Pass-Through Rate") for each such Class, including the applicable rate, if fixed (a "Fixed Pass-Through Rate"), or the terms relating to the particular method of calculation thereof applicable to such Series or each Class within such Series, if variable (a "Variable Pass-Through Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such Series or Class will be distributable and the related Record Dates, if any; (viii) the option, if any, of any Certificateholder of such Series or Class to withdraw a portion of the assets of the Trust in exchange for surrendering such Certificateholder's Certificate or to put the Certificate to the Company or a third party or of the Company or Administrative Agent, if any, or another third party to purchase or repurchase any Deposited Assets (in each case to the extent not inconsistent with the Company's or Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part; (ix) the rating of such Series or each Class within such Series offered hereby (provided, however, that one or more Classes within such Series not offered hereunder may be unrated or may be rated below investment grade); (x) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such Series or Class within such Series will be issuable; (xi) whether the Certificates of any Class within a given Series are to be entitled to (1)
principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms thereof; (xii) whether the Certificates of such Series or of any Class within such Series are to be issued as Registered Certificates or in bearer form with or without coupons attached ("Bearer Certificates") or both and, if Bearer Certificates are to be issued, whether coupons ("Coupons") will be attached thereto; whether Bearer Certificates of such Series or Class may be exchanged for Registered Certificates of such Series or Class and the circumstances under which and the place or places at which any such exchanges, if permitted, may be made; (xiii) whether the Certificates of such Series or of any Class within such Series are to be issued in the form of one or more global securities in registered or bearer form (each a "Global Certificate") and, if so, the identity of the Depositary (as defined herein), if other than The Depository Trust Company, for such Global Certificate or Certificates; (xiv) all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of Certificateholders of such Series and each Class within such Series required with respect to certain actions by the Company or the applicable Administrative Agent, if any, or the Trustee; (xv) if other than U.S. dollars, the Specified Currency applicable to the Certificates of such Series or Class for purposes of denominations and distributions on such Series or each Class within such Series and the circumstances and conditions, if any, when such Specified Currency may be changed, at the election of the Company or a Certificateholder, and the currency or currencies in which any principal of or any premium or any interest on such Series or Class are to be distributed pursuant to such election; (xvi) any additional Administrative Agent Termination Events (as defined herein), if applicable, provided for with respect to such Class;

and [(___)] any other terms of such Series or Class within such Series of Certificates not inconsistent with the provisions of the Trust Agreement relating to such Series.

The United States federal income tax consequences and ERISA consequences relating to any Series or any Class within such Series of Certificates will be described in this Prospectus and in the applicable Prospectus Supplement. In addition, any risk factors, the specific terms and other information with respect to the issuance of any Series or Class within such Series of Certificates on which the principal of and any premium and interest are distributable in a Specified Currency other than U.S. dollars will be described in the applicable Prospectus Supplement relating to such Series or Class. The U.S. dollar equivalent of the public offering price or purchase price of a Certificate having a Specified Principal Currency other than U.S. dollars will be determined on the basis of the noon buying rate in New York City for cable transfer in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified Principal Currency on the applicable issue date. As specified in the applicable Prospectus Supplement such determination will be made by the Company, the Trustee, the Administrative Agent, if any, or an agent thereof as exchange rate agent for each Series of Certificates (the "Exchange Rate Agent").

Certificates issued as individual securities in registered form without coupons ("Registered Certificates") may be transferred or exchanged for like Certificates of the same Series and Class at the corporate trust office or agency of the applicable Trustee in the City and State of New York, subject to the limitations provided in the Trust Agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. Bearer Certificates will be transferable by delivery. Provisions with respect to the exchange of Bearer Certificates will be described in the applicable Prospectus Supplement. Registered Certificates may not be exchanged for Bearer Certificates. The Company may at any time purchase Certificates at any price in the open market or otherwise. Certificates so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for cancellation of such Certificates.

DISTRIBUTIONS

Distributions allocable to principal, premium (if any) and interest on the Certificates of each Series (and Class within such Series) will be made in the Specified Currency for such Certificates by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date"). [If the Specified Currency for a given Series or Class within such Series of Registered Certificates is other than U.S. dollars, the Administrative Agent, if any, or otherwise the Trustee will arrange to convert all payments in respect of each Certificate of such Series or Class into U.S. dollars in the manner described in the following paragraph. The Certificateholder of a Registered Certificate of a given Series or Class within such Series denominated in a Specified Currency other than U.S. dollars may (if the applicable
Prospectus Supplement and such Certificate so indicate) elect to receive all distributions in respect of such Certificate in the Specified Currency by delivery of a written notice to the Trustee and Administrative Agent, if any, for such Series not later than fifteen calendar days prior to the applicable Distribution Date, except under the circumstances described under "Currency Risks--Payment Currency" below.

Such election will remain in effect until revoked by written notice to such Trustee and Administrative Agent, if any, received by each of them not later than fifteen calendar days prior to the applicable Distribution Date.]

[In the case of a Registered Certificate of a given Series or Class within such Series having a Specified Currency other than U.S. dollars, the amount of any U.S. dollar distribution in respect of such Registered Certificate will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Distribution Date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be the Offering Agent and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such Distribution Date, of the aggregate amount payable in such Specified Currency on such payment date in respect of all Registered Certificates. All currency exchange costs will be borne by the Certificateholders of such Registered Certificates by deductions from such distributions. If no such bid quotations are available, such distributions will be made in such Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case such distributions will be made as described under "Currency Risks--Payment Currency" below. The applicable Prospectus Supplement will specify such information with respect to Bearer Certificates.]

Except as provided in the succeeding paragraph, distributions with respect to Certificates will be made (in the case of Registered Certificates) at the corporate trust office or agency of the Trustee specified in the applicable Prospectus Supplement; provided, however, that any such amounts distributable on the final Distribution Date of a Certificate will be distributed only upon surrender of such Certificate at the applicable location set forth above. No distribution on a Bearer Certificate will be made by mail to an address in the United States or by wire transfer to an account maintained by the Certificateholder thereof in the United States.

Distributions on Registered Certificates in U.S. dollars will be made, except as provided below, by check mailed to the Registered Certificateholders of such Certificates (which, in the case of Global Certificates, will be a nominee of the Depositary); provided, however, that, in the case of a Series or Class of Registered Certificates issued between a Record Date (as defined herein) and the related Distribution Dates, interest for the period beginning on the issue date for such Series or Class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will be distributed on the next succeeding Distribution Date to the Registered Certificateholders of the Registered Certificates of such Series or Class on the related Record Date. A Certificateholder of $10,000,000 (or the equivalent thereof in a Specified Principal Currency other than U.S. dollars) or more in aggregate principal amount of Registered Certificates of a given Series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee for such Series not later than fifteen calendar days prior to the applicable Distribution Date. Simultaneously with the election by any Certificateholder to receive payments in a Specified
Currency other than U.S. dollars (as provided above), such Certificateholder shall provide appropriate wire transfer instructions to the

Trustee for such Series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

"Business Day" with respect to any Certificate means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in [(a)] The City of New York [or (b) if the Specified Currency for such Certificate is other than U.S. dollars, the financial center of the country issuing such Specified Currency] and (ii) if the Pass-Through Rate for such Certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any Certificate means any day on which dealings in deposits in the Specified Currency of such Certificate are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a Series or Class of Registered Certificates shall be specified as such in the applicable Prospectus Supplement.

INTEREST ON THE CERTIFICATES

General. Each Class of Certificates (other than certain Classes of Strip Certificates) of a given Series may have a different Pass-Through Rate, which may be a fixed or variable Pass-Through Rate, as described below. In the case of Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related Prospectus Supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable Prospectus Supplement on which interest on Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a Class of Strip Certificates herein or in a Prospectus Supplement does not indicate that such Certificates represent the right to receive any distributions in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related Prospectus Supplement.

Fixed Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a fixed Pass-Through Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the fixed Pass-Through Rate stated on the face thereof and in the applicable Prospectus Supplement until the principal amount thereof is distributed or made available for payment (or in the case of Fixed Rate Certificates with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable Prospectus Supplement, the Pass-Through Rate for such Series or any such Class or Classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. Interest on each Series or Class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such Prospectus Supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable Prospectus Supplement. Interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

Floating Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a variable Pass-Through Rate ("Floating Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to the first Interest Reset Date (as defined herein) for such Series or Class at the Initial Pass-Through Rate set forth on the face thereof and in the applicable Prospectus Supplement. Thereafter, the
Pass-Through Rate on such Series or Class for each Interest Reset Period (as defined herein) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, except that if so specified in the applicable Prospectus Supplement, the Spread or Spread Multiplier on such Series or any such Class or Classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule. The applicable Prospectus Supplement, will designate one of the following Base Rates as applicable to a Floating Rate Certificate: (i) LIBOR (a "LIBOR Reference Rate Certificate"),
(ii) the Commercial Paper Rate (a "Commercial Paper Reference Rate Certificate"), (iii) the Treasury Rate (a "Treasury Reference Rate Certificate"), (iv) the Federal Funds Rate (a "Federal Funds Reference Rate Certificate"), (v) the CD Rate (a "CD Reference Rate Certificate") or (vi) such other Base Rate (which may be based on, among other things, one or more market indices or the interest and/or other payments (whether scheduled or otherwise) paid, accrued or available with respect to a designated asset, pool of assets or type of asset) as is set forth in such Prospectus Supplement and in such Certificate. The "Index Maturity" for any Series or Class of Floating Rate
Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Certificates" published by the Federal Reserve Bank of New York.

As specified in the applicable Prospectus Supplement, Floating Rate Certificates of a given Series or Class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable Prospectus Supplement ("Maximum Pass-Through Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Pass-Through Rate"). In addition to any Maximum Pass-Through Rate that may be applicable to any Series or Class of Floating Rate Certificates, the Pass-Through Rate applicable to any Series or Class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application. The Floating Rate Certificates will be governed by the law of the State of New York and, under such law as of the date of this Prospectus, the maximum rate of interest, with certain exceptions, is 25% per annum on a simple interest basis.

The Company will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Pass-Through Rates on each Series or Class of Floating Rate Certificates. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each Series or Class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given Series or Class.

The Pass-Through Rate on each Class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such Class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable Prospectus Supplement. Interest Reset Dates with respect to each Series, and any Class within such Series of Floating Rate Certificates will be specified in the applicable Prospectus Supplement; provided, however, the Pass-Through Rate in effect for the ten days immediately prior to the Scheduled Final Distribution Date will be that in effect on the tenth day preceding such Scheduled Final Distribution Date. If an Interest Reset Date for any Class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, specified in the applicable Prospectus Supplement.

Interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such Series or Class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Certificate Principal Balance of such Certificate (or, in the case of a Strip Certificate with no or a nominal Certificate Principal Balance, the Notional Amount specified in the applicable Prospectus Supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Pass-Through Rate in effect on such day by 360, in the case of LIBOR Reference Rate Certificates, Commercial Paper Reference Rate Certificates, Federal Funds Reference Rate Certificates and CD Reference Rate Certificates or by the actual number of days in the year, in the case of Treasury Reference Rate Certificates. For purposes of making the foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

All percentages resulting from any calculation of the Pass-Through Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

Interest  on  any  Series  (or  Class  within  such  Series)  of  Floating  Rate
Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable Prospectus Supplement.

Upon the request of the holder of any Floating Rate Certificate of a given Series or Class, the Calculation Agent for such Series or Class will provide the Pass-Through Rate then in effect and, if determined, the Pass-Through Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

(1) CD Reference Rate Certificates. Each CD Reference Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable Prospectus Supplement as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined herein) pertaining to such CD Rate Determination Date, then the CD Rate for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Prospectus Supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the CD Rate for such Interest Reset Period will be calculated by the Calculation Agent for such CD Reference Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Reference Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or
(b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

(2) Commercial Paper Reference Rate Certificates. Each Commercial Paper Reference Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Reference Rate Certificate as of the second

Business Day prior to the Interest Reset Date for such Interest Reset
Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined herein) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined herein) pertaining to such Commercial Paper Rate Determination Date, then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Reference Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equipment by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the Commercial Paper Rate for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

         "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                  Money Market Yield =           D x 360      x         100
                                                 -------
                                                     360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

(3) Federal Funds Reference Rate Certificates. Each Federal Funds Reference Rate Certificate will bear interest for each Interest Resort Period at the Pass-Through Rate calculated with name to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m., New York City time on the Calculation Date (as defined herein) pertaining to such Federal Funds Rate Determination Date, the Federal Funds Rate for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Federal Funds Rate for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by, the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)," provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the Federal Funds Rate for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate). In the case of a Federal Funds Reference Rate Certificate that resets daily, the Pass-Through Rate on such Certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such Certificate on such second Monday (or, if not a Business Day, on the next succeeding Business
Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

The "Calculation Date"" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

(4) LIBOR Reference Rate Certificates. Each LIBOR Reference Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

With respect to LIBOR indexed to the offered rates for U.S. dollar deposits, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Reference Rate Certificate as follows:

(i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Reference Rate Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable Prospectus Supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Reference Rate Certificate.

(ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Reference Rate Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Reference Rate Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

If LIBOR with respect to any LIBOR Reference Rate Certificate is indexed to the offered rates for deposits in a currency other than U.S. dollars, the applicable Prospectus Supplement will set forth the method for determining such rate.

(5)  Treasury  Reference  Rate   Certificates.   Each  Treasury  Reference  Rate
Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

The Treasury Rate for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined herein) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Certificates-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined herein) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Reference Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the Treasury Rate for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Reference Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

The "Calculation Date"" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

PRINCIPAL OF THE CERTIFICATES

Each Certificate (other than certain Classes of Strip Certificates) will have a Certificate Principal Balance which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related Trust. Distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such Certificate of the Class or Classes entitled thereto (in the manner and priority specified in such Prospectus Supplement) until the aggregate Certificate
Principal Balance of such Class or Classes has been reduced to zero. The outstanding Certificate Principal Balance of a Certificate will be reduced to the extent of distributions of principal thereon, and, if applicable pursuant to the terms of the related Series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. The initial aggregate Certificate Principal Balance of a Series and each Class thereof will be specified in the related Prospectus Supplement. Distributions of principal of any Class of Certificates will be made on a pro rata basis among all the Certificates of such Class. Strip Certificates with no Certificate Principal Balance will not receive distributions of principal.

OPTIONAL EXCHANGE

If a holder may exchange Certificates of any given Series for a pro rata portion of the Deposited Assets, the applicable Prospectus Supplement will designate such Series as an "Exchangeable Series". The terms upon which a holder may exchange Certificates of any Exchangeable Series for a pro rata portion of the Deposited Assets of the related Trust will be specified in the related

Prospectus Supplement; provided that any right of exchange shall be exerciseable only to the extent that such exchange would not be inconsistent with the Company's and such Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder and provided further that no holder (other than the Depositor or one of its affiliates) may exercise such exchange right prior to (i) six months after the original issuance date of the related Certificates and (ii) 180 days after the date on which notice of such holder's decision to exercise such exchange right is delivered to the Trustee. Such terms may relate to, but are not limited to, the following:

                  (a) a requirement that the exchanging holder tender to the Trustee Certificates of each Class within such Exchangeable Series;

                  (b) a minimum Certificate Principal Balance or Notional Amount, as applicable, with respect to each Certificate being tendered for exchange;

                  (c) a requirement that the Certificate Principal Balance or Notional Amount, as applicable, of each Certificate tendered for exchange be an integral multiple of an amount specified in the Prospectus Supplement;

                  (d) specified dates during which a holder may effect such an exchange (each, an "Optional Exchange Date");

                  (e) limitations on the right of an exchanging holder to receive any benefit upon exchange from any Credit Support or other non-Underlying Securities deposited in the applicable Trust; and

                  (f) adjustments to the value of the proceeds of any exchange based upon the required prepayment of future expense allocations and the establishment of a reserve for any anticipated Extraordinary Trust Expenses.

In order for a Certificate of a given Exchangeable Series (or Class within such Exchangeable Series) to be exchanged by the applicable Certificateholder, the Trustee for such Certificate must receive, at least 30 (or such shorter period acceptable to the Trustee) but not more than 45 days prior to an Optional Exchange Date (i) such Certificate with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of Registered Certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such Registered Certificate, the Certificate Principal Balance or Notional Amount of such Registered Certificate to be exchanged, the certificate number or a description of the tenor and terms of such Registered Certificate, a statement that the option to elect exchange is being exercised thereby and a guarantee that the Registered Certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the Registered Certificate duly completed will be received by such Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, then such Registered Certificate and form duly completed must be received by such Trustee by such fifth Business Day. Any tender of a Certificate by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a Certificate for less than the entire Certificate Principal Balance of such Certificate, provided that the Certificate Principal Balance or Notional Amount, as applicable, of such Certificate remaining outstanding after redemption is an authorized denomination and all other exchange requirements set forth in the related Prospectus Supplement are satisfied. Upon such partial exchange, such Certificate shall be cancelled and a new Certificate or Certificates for the remaining Certificate Principal Balance thereof shall be issued (which, in the case of any Registered Certificate, shall be in the name of the holder of such exchanged Certificate).

Because initially and unless and until Definitive Certificates are issued each Certificate will be represented by a Global Certificate, the Depositary's nominee will be the Certificateholder of such Certificate and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depositary's nominee will timely exercise a right of exchange with respect to a particular Certificate, the beneficial owner of such Certificate must instruct the broker or other direct or indirect participant through which it holds an interest in such Certificate to notify the Depositary of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a Certificate in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depositary.

Upon the satisfaction of the foregoing conditions and any applicable conditions with respect to the related Deposited Assets, as described in the applicable Prospectus Supplement, the applicable Certificateholder will be entitled to receive a distribution of a pro rata share of the Deposited Assets related to the Exchangeable Series (and Class within such Exchangeable Series) of the Certificate being exchanged, in the manner and to the extent described in such Prospectus Supplement, and would therefore own the Deposited Assets and have the ability to enforce their rights directly as owners of the Deposited Assets. Alternatively, to the extent so specified in the applicable Prospectus Supplement, the applicable Certificateholder, upon satisfaction of such conditions, may direct the related Trustee to sell, on behalf of such Certificateholder, such pro rata share of the Deposited Assets, in which event the Certificateholder shall be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by such Trustee in facilitating such sale, subject to any additional adjustments set forth in the Prospectus Supplement.

PUT OPTION

If specified in the applicable Prospectus Supplement, a holder may put Certificates of a given Series to the Company or a third party. The terms upon which a holder may put its Certificates (including the price) will be specified in the related Prospectus Supplement; provided, however, any put option shall be exerciseable only to the extent that such put would not be inconsistent with the Company's or Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder.

GLOBAL CERTIFICATES

All Certificates of a given Series (or, if more than one Class exists, any given Class within that Series) will, upon issuance, be represented by one or more Global Certificates that will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for Registered Certificates denominated and payable in U.S. dollars), or such other depositary identified in the related Prospectus Supplement (the "Depositary"), and registered in the name of a nominee of the Depositary. Global Certificates may be issued in either registered or bearer form and in either temporary or definitive form. See "Limitations on Issuance of Bearer Certificates" for provisions applicable to Certificate issued in bearer form. Unless and until it is exchanged in whole or in part for the individual Certificates represented thereby (each a "Definitive Certificate"), a Global Certificate may not be transferred except as a whole by the Depositary for such Global Certificate to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

The Depository Trust Company has advised the Company as follows: The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with such Depositary ("participants") in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. Such Depositary's participants include securities brokers and dealers (including the Offering Agent), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own such Depositary. Access to such Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to the Company that it intends to follow such procedures.

Upon the issuance of a Global Certificate, the Depositary for such Global Certificate will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual Certificates represented by such Global Certificate to the accounts of its participants. The accounts to be accredited shall be designated by the underwriters of such Certificates, or, if such Certificates are offered and sold directly through one or more agents, by the Company or such agent or agents. Ownership of beneficial interests in a Global Certificate will be limited to participants or Persons that may hold beneficial interests through participants. Ownership of beneficial interests in a Global Certificate will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary for such Global Certificate or by participants or Persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a Global Certificate.

So long as the Depositary for a Global Certificate, or its nominee, is the owner of such Global Certificate, such Depositary or such nominee, as the case may be, will be considered the sole

Certificateholder of the individual Certificates represented by such Global Certificate for all purposes. Except as set forth below, owners of beneficial interests in a Global Certificate will not be entitled to have any of the individual Certificates represented by such Global Certificate registered in their names, will not receive or be entitled to receive physical delivery of any such Certificates and will not be considered the Certificateholder thereof under the Trust Agreement governing such Certificates. Because the Depositary can only act on behalf of its participants, the ability of a holder of any Certificate to pledge that Certificate to persons or entries that do not participate in the Depositary's system, or to otherwise act with respect to such Certificate, may be limited due to the lack of a physical certificate for such Certificate.

Subject to the restrictions discussed under "Limitations on Issuance of Bearer Certificates" below, distributions of principal of (and premium, if any) and any interest on individual Certificates represented by a Global Certificate will be made to the Depositary or its nominee, as the case may be, as the
Certificateholder of such Global Certificate. None of the Company, the Administrative Agent, if any, the Trustee for such Certificates, any Paying Agent or the Certificate Registrar for such Certificates will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in such Global Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests. Receipt by owners of beneficial interests in a temporary Global Certificate of payments of principal, premium or interest in respect thereof will be subject to the restrictions discussed below under "Limitations on Issuance of Bearer Certificates" below.

The Company expects that the Depositary for Certificates of a given Class and Series, upon receipt of any distribution of principal, premium or interest in respect of a definitive Global Certificate representing any of such Certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Certificate as shown on the records of such Depositary. The Company also expects that payments by participants to owners of beneficial interests in such Global Certificate held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants. Receipt by owners of beneficial interests in a temporary Global Certificate of payments of principal, premium or interest in respect thereof will be subject to the restrictions discussed below under "Limitations on Issuance of Bearer Certificates."

If the Depositary for Certificates of a given Class of any Series is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within ninety days, the Company will issue individual Definitive Certificates in exchange for the Global Certificate or Certificates representing such Certificates. In addition, the Company may at any time and in its sole discretion determine not to have any Certificates of a given Class represented by one or more Global Certificates and, in such event will issue individual Definitive Certificates of such Class in exchange for the Global Certificate or Certificates representing such Certificates. Further, if the Company so specifies with respect to the Certificates of a given Class, an owner of a beneficial interest in a Global Certificate representing Certificates of such Class may, on terms acceptable to the Company and the Depositary for such Global Certificate, receive individual Definitive Certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a Global Certificate will be entitled to physical delivery of individual Definitive Certificates of the Class represented by such Global Certificate equal in principal amount to such beneficial interest and to have such Definitive Certificates registered in its name (if the Certificates of such Class are issuable as Registered Certificates). Individual Definitive Certificates of such Class so issued will be issued as (a) Registered Certificates in denominations, unless otherwise specified by the Company, of $1,000 and integral multiples thereof if the Certificates or such Class are issuable as Registered Certificates, (b) as Bearer Certificates in the denomination or denominations specified by the Company if the Certificates of such Class are issuable as Bearer Certificates or (c) as either Registered or Bearer Certificates, if the Certificates of such Class are issuable in either form. See, however, "Limitations on Issuance of Bearer Certificates" below for a description of certain restrictions on the issuance of individual Bearer Certificates in exchange for beneficial interests in a Global Certificate.

The applicable Prospectus Supplement will set forth any material terms of the depositary arrangement with respect to any Class or Series of Certificates being offered thereby to the extent not set forth above.

               DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

GENERAL

                    [SELECT ONE OF THE BRACKETED SECTIONS]

[Alternative 1] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest in a designated, fixed income debt security or asset backed security or a pool of such debt securities or asset backed securities (the "Underlying Securities") issued by one or more issuers (the "Underlying Securities Issuers"), purchased by a Trust with proceeds from, and at the direction of, the Company or purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. Each Term Asset, or Underlying Securities, in the case of debt securities with a common obligor, that represent ten percent (10%) or more of the pool of Term assets as of the date of the related Prospectus Supplement ("Concentrated Underlying Securities") will be issued or by their terms guaranteed by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities) organized under the laws of the United States or any state, which are subject to the informational requirements of the Exchange Act and which, in accordance therewith, file reports and other information with the Commission. Based on information contained in the offering document pursuant to which Underlying Securities were originally offered (a "Underlying Securities Offering Document"), the applicable Prospectus Supplement shall set forth certain information with respect to the public availability of information with respect to any Underlying Securities Issuer the debt securities of which are Concentrated Underlying Securities. Material terms of the Concentrated Underlying Securities will be included in the related Prospectus Supplement.]

[Alternative 2] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest in a designated, fixed income debt security or pool of such debt securities (the "Underlying Securities"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. Each Term Asset, or Underlying Securities, in the case of debt securities with a common obligor, that represent ten percent (10%) or more of the pool of Term assets as of the date of the related Prospectus Supplement ("Concentrated Underlying Securities") will represent direct obligations of one or more foreign private issuers (as such term is defined in Rule 405 of the Securities Act) (the "Underlying Securities Issuers") subject to the informational requirements of the Exchange Act and which in accordance therewith file reports and other information with the Commission. Based on information contained in the offering document pursuant to which Underlying Securities were originally offered (a "Underlying Securities Offering Document"), the applicable Prospectus Supplement shall set forth certain information with respect to the public availability of information with respect to any Underlying Securities Issuer the debt securities of which are Concentrated Underlying Securities. Material terms of the Concentrated Underlying Securities will be included in the related Prospectus Supplement.]

[Alternative 3] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, fixed income debt security or a pool of such debt securities (the "Underlying Securities") assigned to a Trust as described in the applicable Prospectus Supplement. The respective issuer of any Term Asset is referred to herein as a "Underlying Securities Issuer". Each Term Asset, or Underlying Securities, in the case of debt securities with a common obligor, that represent ten percent (10%) or more of the pool of Term assets as of the date of the related Prospectus Supplement ("Concentrated Underlying Securities") will represent an obligation (i) issued or by their terms guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities") or (ii) of a U.S. governmental sponsored organization created pursuant to federal statute (a "GSE"). As specified in the applicable Prospectus Supplement, the obligations of one or more of the following GSEs may be included in a Trust: Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Association ("Freddie Mac"), Student Loan Marketing Association ("Sallie Mae"), Resolution Funding Corporation ("REFCORP"), Federal Home Loan Banks ("FHLB") (to the extent such obligations represent the joint and several obligation of the twelve Federal Home Loan Banks), Tennessee Valley Authority ("TVA") and Federal Farm Credit Banks ("FFCB"). The Trusts may also include securities guaranteed by the United States Agency for International Development ("AID") and government trust certificates. Debt securities of such GSEs may be exempt from registration under the Securities Act pursuant to
Section 3(a)(2) of the Securities Act (or deemed by statute to be so exempt) and are not required to be registered under the Exchange Act. Concentrated Underlying Securities of any such GSE will be included in a Trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or (B) such organization makes publicly available its annual report which shall include financial statements or similar financial information with respect to such organization (any such GSE, a "GSE Issuer"). Based on information contained in the offering document pursuant to which Underlying Securities were originally offered (a "Underlying Securities Offering Document"), the applicable Prospectus Supplement shall set forth certain information with respect to the public availability of information with respect to any Underlying Securities Issuer the debt securities of which constitute
Concentrated   Underlying

Securities. Material terms of the Concentrated Underlying Securities will be included in the related Prospectus Supplement.]

[Alternative 4] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest in a designated, fixed income debt security or a pool of such debt securities (the "Underlying Securities"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. Each Term Asset will represent an obligation issued or by their terms guaranteed by a foreign government, political subdivision or agency or instrumentality thereof (the "Underlying Securities Issuers"). Each Term Asset, or Underlying Securities, in the case of debt securities with a common obligor, that represent ten percent (10%) or more of the pool of Term assets as of the date of the related Prospectus Supplement ("Concentrated Underlying Securities") will represent an obligation issued or by their terms guaranteed by a foreign government or a political subdivision or agency or instrumentality thereof which has offered debt securities in the United States pursuant to a registration statement filed with the Commission containing information required by Schedule B of the Securities Act ("Schedule B"), which qualifies as a "seasoned" issuer under Commission practice and which issuer or guarantor the Company reasonably believes (based on publicly available information) is eligible to use Schedule B as of the time of any offering of Certificates hereunder. The Underlying Securities may include, but shall not be limited to, obligations of any or all of the following Foreign Governments (which may include, but shall not be limited to, obligations guaranteed by the following): Austria, Australia, Canada, Canadian Provinces, Denmark, Finland, France, Germany, Ireland, Japan, Norway, Italy, Spain, Sweden and the United Kingdom. The Prospectus Supplement for any series will set forth the Foreign Government obligations included in the related Trust. Based on information contained in the offering document pursuant to which Underlying Securities were originally offered (a "Underlying Securities Offering Document"), the applicable Prospectus Supplement shall set forth certain information with respect to the public availability of information with respect to any Underlying Securities Issuer the debt securities of which constitute Concentrated Underlying Securities. Material terms of the Concentrated Underlying Securities will be included in the related Prospectus Supplement.]

The following is a general description of the Deposited Assets which the Company is permitted to include in a Trust and does not purport to be a complete description of any such Deposited Asset. This description is qualified in its entirety by reference to the applicable Prospectus Supplement, the Underlying Securities Prospectus and the Underlying Securities themselves. Material information regarding the actual Deposited Assets, as of the Cut-off Date (as defined herein), will be provided in the Prospectus Supplement used to offer a Series of Certificates.

If the offering of the Underlying Securities is not registered as a primary offering of the Underlying Securities which meets all of the conditions set forth in paragraph (b) of Rule 190 under the Securities Act, all of the following conditions will be met: (i) neither the Underlying Securities Issuer nor any of its affiliates will have a direct or indirect agreement, arrangement, relationship or understanding, written or otherwise, relating to the Underlying Securities and Certificates, (ii) neither the Underlying Securities Issuer nor any of its affiliates will be an affiliate of the Depositor or the Trust, and
(iii) the Depositor would be free to publicly resell the Underlying Securities without registration under the Securities Act.

UNDERLYING SECURITIES

                    [INCLUDE FOR ALTERNATIVES 1 AND 2 ONLY]

[General. As specified in the related Prospectus Supplement each Term Asset will have been issued pursuant to an agreement (each, a "Underlying Securities Indenture") between the Underlying Securities Issuer and the Underlying
Securities Trustee. Unless otherwise specified, the Underlying Securities Indenture and the Underlying Securities Trustee will be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Underlying Securities Indenture will contain certain provisions required by the Trust Indenture Act.

Certain Covenants. Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the issuer's, and in some cases any subsidiary's, ability to: (i) consolidate, merge, or transfer or lease assets;
(ii) incur or suffer to exist any lien, charge, or encumbrance upon any of its property or assets, or to incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of such indebtedness is secured by the grant of such a lien; (iii) declare or pay any cash dividends, or make any distribution on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any. An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserves. Subject to certain exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

The Underlying Securities Indenture related to one or more Underlying Securities included in a Trust may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. To the extent that the Underlying Securities are investment grade debt they are unlikely to contain significant restrictive covenants although certain non-investment grade debt may not be subject to restrictive covenants either. There can be no assurance that any such provision will protect the Trust or Trustee as a holder of the Underlying Securities against losses. The Prospectus Supplement used to offer any Series of Certificates will describe material covenants in relation to any Concentrated Term Asset and, as applicable, will describe material covenants which are common to any pool of Underlying Securities.

Events of Default. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement, or condition contained in the securities or the indenture which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities; (iii) failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities, and (iv) certain events of insolvency or bankruptcy with respect to the Underlying Securities Issuer.

Remedies. Indentures generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.

Each Underlying Securities Indenture may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Certificates will describe the events of default under the Underlying Securities Indenture with respect to any Concentrated Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Term Asset Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Underlying Securities, against losses. If a Term Asset Event of Default occurs and the Trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of a Underlying Securities and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Term Asset ("outstanding debt securities") in determining whether to declare the acceleration of the Underlying Securities.

Subordination. As set forth in the applicable Prospectus Supplement, certain of the Underlying Securities with respect to any Trust may be either senior ("Senior Underlying Securities") or subordinated ("Subordinated Underlying Securities") in right to payment to other existing or future indebtedness of the Underlying Securities Issuer. With respect to Subordinated Underlying Securities, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Underlying Securities, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, the Trust or Trustee as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the Underlying Securities Issuer. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding the Trust or Trustee as a holder of Senior Underlying Securities would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the Prospectus Supplement used to offer any Series of Certificates for a description of any subordination provisions with respect to any Concentrated Underlying Securities and the percentage of Senior Underlying Securities and Subordinated Underlying Securities, if any, in a Trust comprised of a pool of securities.

Secured Obligations. Certain of the Underlying Securities with respect to any Trust may represent secured obligations of the Underlying Securities Issuer ("Secured Underlying Securities"). Generally, unless an event of default shall have occurred, or with respect to certain collateral or as otherwise set forth in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations generally has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain certain provisions for release, substitution or disposition of collateral under certain circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is `issued will also provide for the disposition of the collateral upon the occurrence of certain events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors.

The Underlying Securities Indenture with respect to any Secured Term Asset may include, some, or all or none of the foregoing provisions or variations thereof. The Prospectus Supplement used to offer any Series of Certificates which includes Concentrated Underlying Securities which are Secured Underlying Securities, will describe the security provisions of such Underlying Securities and the related collateral. With respect to any Trust comprised of a pool of securities, a substantial portion of which are Secured Underlying Securities, the applicable Prospectus Supplement will disclose certain general information with respect to such security provisions and the collateral.]

                       [INCLUDE FOR ALTERNATIVE 4 ONLY]

General. None of the Underlying Securities will have been issued pursuant to an indenture and no trustee is provided for with respect to any Term Asset. Generally, there will be a fiscal agent (each a "Fiscal Agent") for the Foreign Government Issuer with respect to the Term Asset whose actions will be governed by a fiscal agency agreement. A Fiscal Agent does not have the same responsibilities or duties to act on behalf of the holders of a Foreign Government's debt securities as would a trustee.

Contractual Restrictions. There will generally be few, if any, contractual restrictions on the Foreign Government Issuers or Foreign Government Guarantors in respect of the Underlying

Securities. The Underlying Securities by their terms and provisions may, however, restrict certain actions of the related Foreign Governments and may also require, among other things, the creation or maintenance of reserves or a sinking fund or contain an undertaking or pledge of the Foreign Government not to encumber its assets to secure any other external indebtedness without providing like security for the related Term Asset. Certain actions in respect of the debt securities of Foreign Governments may also be subject to proper executive, legislative or administrative approval.

The Prospectus Supplement used to offer any Series of Certificates will describe material covenants or undertakings in relation to any Concentrated Term Asset and, as applicable, will describe material covenants or undertakings which are common to any pool of Underlying Securities. There can be no assurance that any such provision will protect the Trust as a holder of the Underlying Securities against losses. In the event of a breach of any such covenant or undertaking it may not be possible to force any action in respect of the Underlying Securities or to obtain an enforceable judgment against a Foreign Government.

Events of Default. Debt securities issued by foreign governments generally provide that any one of a number of specified events will constitute an event of default with respect to such securities. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement, or condition contained in the securities which failure is materially adverse to security holders and continues for a specified period after notice thereof; (iii) the declaration of a moratorium on payment of interest or principal in respect of external indebtedness and (iv) failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer (including other external indebtedness) or the acceleration by or on behalf of the holders thereof of such securities.

Each Term Asset may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Certificates will describe the events of default under the Underlying Securities with respect to any Concentrated Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Term Asset Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Underlying Securities, against losses. If a Term Asset Event of Default occurs and the Trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of a Underlying
Securities and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other outstanding debt securities in determining whether to declare the acceleration of a Term Asset.

Remedies. Generally, upon the occurrence of an event of default, the holders of not less than a specified percentage of the outstanding securities of a Foreign Government may enforce their rights under the securities including, in some cases, the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable, subject to the issuer's right to cure, if applicable. A fiscal agency agreement will not typically provide for the agent to enforce the rights of the security holders as would an indenture trustee. Consequently, any rights in respect of the Underlying Securities must be pursued through the Trustee as a holder thereof in the manner prescribed with respect to the Underlying Securities. There can be no assurance that the Trustee will be able to enforce any contractual obligation against a Foreign Government. Additionally, where action may be taken in respect of the Underlying Securities only by a specified percentage of the holders of the outstanding debt securities, the Trustee's ability to influence such action will be limited by the proportion of such securities held by the Trust.]

                       [INCLUDE FOR ALTERNATIVE 3 ONLY]

[General. None of the Underlying Securities will have been issued pursuant to an indenture, and no trustee is provided for with respect to any Term Asset. There will generally be a fiscal agent ("Fiscal Agent") for a GSE Issuer with respect to any related Term Asset whose actions will be governed by a fiscal agency agreement. A Fiscal Agent is not a trustee for the holders of the Underlying Securities and does not have the same responsibilities or duties to act for the holders of a GSE's securities as would a trustee.

The applicable prospectus supplement will make reference to any disclosure documents prepared in connection with the issuance of Terms Assets by Freddie Mac or Fannie Mae.

Contractual and Statutory Restrictions. A GSE Issuer and the related Underlying Securities may be subject to certain contractual and statutory restrictions which may provide some protection to certificateholders against the occurrence or effects of certain specified events. In general, each GSE is limited to such activities as will promote its statutory purposes as set forth in the publicly available information with respect to such issuer. See "Description of the Underlying Securities" in the related Prospectus Supplement. A GSE's promotion of its statutory purposes, as well as its statutory, structural and regulatory relationships with the federal government, may cause or require such GSE to conduct its business in a manner that differs from that an enterprise which is not a GSE might employ.

Neither the United States or any agency thereof is obligated to finance any GSE Issuer's operations or to assist a GSE Issuer in any manner. Prospective purchasers should consult the publicly available information with respect to each GSE Issuer for a more detailed description of the regulatory and statutory restrictions on the related GSE's activities.

Events of Default. Underlying Securities issued by a GSE Issuer may provide that any one of a number of specified events will constitute an event of default with respect thereto. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or authorizing legislation or regulation, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof; and (iii) certain events of insolvency or bankruptcy with respect to the GSE Issuer. The Underlying Securities will generally provide that upon the occurrence of an event of default the holders of not less than a specified percentage of the outstanding securities may declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable, subject to the issuer's right to cure, if applicable.

Each Term Asset may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Certificates will describe the events of default under the Underlying Securities with respect to any Concentrated Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Term Asset Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Underlying Securities, against losses. If a Term Asset Event of Default occurs and the Trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of a Term Asset and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Term Asset in determining whether to declare the acceleration of a Term Asset.]

PRINCIPAL ECONOMIC TERMS OF UNDERLYING SECURITIES

The applicable Prospectus Supplement will disclose the name of each Underlying Securities Issuer with respect to the applicable Series of Certificates. In addition, reference is made to the applicable Prospectus Supplement with respect to each Series of Certificates for a description of the following terms, as applicable, of any Concentrated Term Asset: (i) the title and series of such Underlying Securities, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the issuer; (iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Underlying Securities will bear interest, if any ("Underlying Securities Rate"); the date or dates from which such interest will accrue ("Underlying Securities Interest Accrual Periods"); and the dates on which such interest will be payable ("Underlying Securities Payment Dates"); (vii) the obligation, if any, of the Underlying Securities Issuer to redeem the outstanding debt securities pursuant to any sinking fund or analogous provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation; (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the Underlying Securities Issuer; (ix) whether the Underlying Securities were issued at a price lower than the principal amount thereof; (x) if other than United States dollars, the foreign currency in which such debt securities are denominated, or in which payment of the principal of (and premium, if any) or any interest on such Underlying Securities will be made (the "Underlying Securities Currency"), and the circumstances, if any, when such currency of payment may be changed; (xi) material events of default or restrictive covenants provided for with respect to such Underlying Securities; (xii) the rating thereof, if any; and (xiii) any other material terms of such Underlying Securities.

With respect to a Trust comprised of a pool of Underlying Securities, the related Prospectus Supplement will, to the extent applicable, describe the composition of the Underlying Securities pool as of the Cut-off Date, certain material events of default or restrictive covenants common to the Underlying Securities, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to certain terms set forth above in the preceding paragraph and any other material terms regarding such pool of securities.

PUBLICLY AVAILABLE INFORMATION

In addition to the foregoing, the applicable Prospectus Supplement will disclose, with respect to each Underlying Issuer, the financial information described in Item 1112(b) of Regulation AB, to the extent required to be disclosed pursuant to such Item.

OTHER DEPOSITED ASSETS


In addition to the Underlying Securities, the Company may also deposit into a given Trust, or the Trustee on behalf of the Certificateholders of a Trust, may enter into an agreement constituting or providing for the purchase of, to the extent described in the related Prospectus Supplement, certain assets related or incidental to one or more of such Underlying Securities, such as (i) one or more letters of credit, surety bonds, financial guaranty insurance policies, or interest rate or currency swaps, caps, floors, collars, puts or calls (all as described below under the caption "Credit Support"), (ii) any cash or permitted investments held by the Issuing Entity in a reserve account (as described below under the caption "Credit Support - Reserve Account"), and (iii) any proceeds obtained by the Trust with respect to the Underlying Securities or any Credit Support (all such assets for any given Series, together with the related Underlying Securities, the "Deposited Assets"). The applicable Prospectus Supplement will to the extent appropriate contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Underlying Securities.


The Deposited Assets for a given Series of Certificates and the related Trust will not constitute Deposited Assets for any other Series of Certificates and the related Trust and the Certificates of each Class of a given Series possess an equal and ratable interest in such Deposited Assets. The applicable Prospectus Supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given Series may be beneficially owned solely by or deposited solely for the benefit of one Class or a group of Classes within such Series. In such event, the other Classes of such Series will not possess any beneficial ownership interest in, or be cross-collateralized by, those specified assets constituting a part of the Deposited Assets.

CREDIT SUPPORT

As specified in the applicable Prospectus Supplement for a given Series of Certificates, the Trust for any Series of Certificates may include, or the Certificateholders of such Series (or any Class or group of Classes within such Series) may have the benefit of, Credit Support for any Class or group of Classes within such Series. Such Credit Support may be provided by any combination of the following means described below. The applicable Prospectus Supplement will set forth whether the Trust for any Class or group of Classes of Certificates contains, or the Certificateholders of such Certificates have the benefit of, Credit Support and, if so, the amount, type and other relevant terms of each element of Credit Support with respect to any such Class or Classes and certain information with respect to the obligors of each such element.

Subordination. As discussed below under "--Collections," the rights of the Certificateholders of any given Class within a Series of Certificates to receive collections from the Trust for such Series and any Credit Support obtained for the benefit of the Certificateholders of such Series (or Classes within such Series) may be subordinated to the rights of the Certificateholders of one or more other Classes of such Series to the extent described in the related Prospectus Supplement. Such subordination accordingly provides some additional credit support to those Certificateholders of those other Classes. For example, its losses are realized during a given period on the Deposited Assets relating to a Series of Certificates such that the collections received thereon are insufficient to make all distributions on the Certificates of such Series, those realized losses would be allocated to the Certificateholder of any Class of such Series that is subordinated to another Class, to the extent and in the manner provided in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, certain amounts otherwise payable to Certificateholders of any Class that is subordinated to another Class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "-Reserve Accounts" and in the related Prospectus Supplement.

If so provided in the related Prospectus Supplement, the Credit Support for any Series or Class of Certificates may include, in addition to the subordination of certain Classes of such Series and the establishment of a reserve account, any of the other forms of Credit Support described below. Any such other forms of Credit Support that are solely for the benefit of a given Class will be limited to the extent necessary to make required distributions to the Certificateholders of such Class. In addition, if so provided in the applicable Prospectus Supplement, the obligor of any other forms of Credit Support may be reimbursed for amounts paid pursuant to such Credit Support out of amounts otherwise payable to one or more of the Classes of the Certificates of such Series.

Letter of Credit; Surety Bond. The Certificateholders of any Series (or Class or group of Classes of Certificates within such Series) may, if specified in the applicable Prospectus Supplement, have the benefit of a letter or letters of credit (a "Letter of Credit") issued by a bank (a "Letter of Credit Bank") or a surety bond or bonds (a "Surety Bond") issued by a surety company (a "Surety"). In either case, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to cause the Letter of Credit or the Surety Bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay timely the fees or premiums therefor unless, as described in the related Prospectus Supplement, the payment of such fees or premiums is otherwise provided for. The Trustee or such other person specified in the applicable Prospectus Supplement will make or cause to be made draws under the Letter of Credit or the Surety Bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable Prospectus Supplement. Any amounts otherwise available under the Letter of Credit or the Surety Bond will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable Prospectus Supplement will describe the manner, priority and source of funds by which any such draws are to be repaid.

In the event that the Letter of Credit Bank or the Surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related Prospectus Supplement, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to obtain or cause to be obtained a substitute Letter of Credit or Surety Bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any Letter of Credit Bank or any Surety, as applicable, will continue to satisfy such requirements or that any such substitute Letter of Credit, Surety Bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the Letter of Credit or the Surety Bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original Letter of Credit or Surety Bond.


The applicable Prospectus Supplement shall include a description of the Letter of Credit Bank or Surety with respect to its [credit/debt/insurance strength] ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the Letter of Credit Bank or Surety. In addition, to the extent that the Letter of Credit or Surety Bond will cover payment of 10% or more of the aggregate principal amount of the Certificates covered thereby, the applicable Prospectus Supplement will provide or incorporate by reference the descriptive information and financial information regarding the Letter of Credit Bank or Surety required pursuant to Item 1114(b)(1) and (2) of Regulation AB.


Reserve Accounts. If so provided in the related Prospectus Supplement, the Trustee or such other person specified in the Prospectus Supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the Trustee) (a "Reserve Account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Account may be funded through application of a portion of collections received on the Deposited Assets for a given Series of Certificates, in the manner and priority specified in the applicable Prospectus Supplement Amounts may be distributed to Certificateholders of such Class or group of Classes within such Series, or may be used for other purposes, in the manner and to the extent provided in the related Prospectus Supplement. Amounts deposited in any Reserve Account will be invested in certain permitted investments by, or at the direction of, the Trustee, the Company or such other person named in the related Prospectus Supplement.

Financial Guaranty Insurance. If so provided in the related Prospectus Supplement, the Trustee or such other person specified in the Prospectus Supplement will obtain or cause to be obtained a financial guaranty insurance policy (the "Policy") from an eligible institution (the "Insurer") in favor of the Trustee on behalf of the Certificateholders. The applicable Prospectus Supplement shall identify the Class of Certificates guaranteed by the Policy and shall include a description of the payments of principal, premium (if any) and interest guaranteed with respect to such Class of Certificates. The Prospectus Supplement shall also set forth the expiration date of the Policy.]

[The applicable Prospectus Supplement shall include a description of the issuer of the Policy with respect to its insurance strength ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the Insurer. In addition, to the extent that the Policy will cover payment of 10% or more of the aggregate principal amount of the Certificates covered thereby, the applicable Prospectus Supplement will provide or incorporate by reference the descriptive information and financial information regarding the issuer of the policy required pursuant to Item 1114(b)(1) and (2) of Regulation AB.]



Other Credit Support. If so provided in the related Prospectus Supplement, the Trust may include, or the Certificateholders of any Series (or any Class or group of Classes within such Series) may have the benefit of, one or more interest rate or currency swaps, caps, floors, collars puts or calls. Any put or call will be designed to assure the servicing or timely distribution of proceeds to Certificateholders and will thus be an "eligible asset" within the meaning of Rule 3a-7(b)(1) under the Investment Company Act. The Prospectus Supplement will identify the counterparty to any such instrument and will provide a description of the material terms thereof.


COLLECTIONS

The Trust Agreement will establish procedures by which the Trustee or such other person specified in the Prospectus Supplement is obligated, for the benefit of the Certificateholders of each Series of Certificates, to administer the related Deposited Assets, including making collections of all payments made thereon, depositing from time to time prior to any applicable Distribution Date such collections into a segregated account maintained or controlled by the applicable Trustee for the benefit of such Series (each a "Certificate Account"). An Administration Agent, if any is appointed pursuant to the applicable Prospectus Supplement, will direct the Trustee, and otherwise the Trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as any administrative fee) and certain Credit Support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the Certificates of such Series (and Classes within such Series), all in the manner and priorities described in the related Prospectus Supplement. The applicable Prospectus Supplement will specify the collection periods, if applicable, and Distribution Dates for a given Series of Certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. There can be no assurance that amounts received from the Deposited Assets and any Credit Support obtained for the benefit of Certificateholders for a particular Series or Class of Certificates over a specified period will be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such Certificates. The applicable Prospectus Supplement will also set forth the manner and priority by which any Realized Loss will be allocated among the Classes of any Series of Certificates, if applicable.

The relative priorities of distributions with respect to collections from the assets of the Trust assigned to Classes of a given Series of Certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable Prospectus

Supplement. Moreover, the applicable Prospectus Supplement may specify that the relative distribution priority assigned to each Class of a given Series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such Class for payments of other amounts, such as interest or premium.

                        DESCRIPTION OF TRUST AGREEMENT

GENERAL

The following summary of material provisions of the Trust Agreement and the Certificates does not purport to be complete and such summary is qualified in its entirety by reference to the detailed provisions of the form of Trust Agreement filed as an exhibit to the Registration Statement. The applicable Prospectus Supplement for a Series of Certificates will describe any applicable material provision of the Trust Agreement or the Certificates that is not described herein. Wherever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

ASSIGNMENT OF DEPOSITED ASSETS


At the time of issuance of any Series of Certificates, the Company will cause the Underlying Securities to be included in the related Trust, and any other Deposited Asset specified in the Prospectus Supplement, to be assigned to the related Trustee, together with all principal, premium (if any) and interest received by or on behalf of the Company on or with respect to such Deposited Assets after the cut-off date specified in the Prospectus Supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date. If specified in the Prospectus Supplement, the Trustee will, concurrently with such assignment, deliver the Certificates to the Company in exchange for certain assets to be deposited in the Trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the Trust Agreement. Such schedule will include certain statistical information with respect to each Term Asset and each other Deposited Asset as of the Cut-off Date, and in the event any Term Asset represents ten percent or more of the total Underlying Securities with respect to any Series of Certificates, such schedule will include, to the extent applicable, information regarding the payment terms thereof, the maturity or term thereof, the rating, if any, thereof and certain other information with respect thereto.


In addition, the Company will, with respect to each Deposited Asset, deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the Trustee. The Trustee (or such custodian) will review such documents upon receipt thereof or within such period as is permitted in the Prospectus Supplement, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders.

With respect to certain types of Deposited Assets specified in the applicable Prospectus Supplement only if and to the extent provided therein, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall immediately notify the Administrative Agent, if any, and the Company, and the Administrative Agent, if any, and otherwise the Trustee shall immediately notify the relevant person who sold the applicable Deposited Asset to the Company (a "Deposited Asset Provider"). To the extent specified in the applicable Prospectus Supplement, if the Deposited Asset Provider cannot cure such omission or defect within 60 days after receipt of such notice, the Deposited Asset Provider will be obligated, within 90 days of receipt of such notice, to repurchase the related Deposited Asset from the Trust at the Purchase Price (as defined herein) or provide a substitute for such Deposited Asset. There can be no assurance that a Deposited Asset Provider will fulfill this repurchase or substitution obligation. Although the Administrative Agent, if any, or otherwise an Administrator, on behalf of the Trustee is obligated to use its best efforts to enforce such obligation, neither such Administrative Agent nor the Company will be obligated to repurchase or substitute for such Deposited Asset if the Deposited Asset Provider defaults on its obligation. When applicable, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, or failure to provide, a constituent document, and the Trust and the Certificateholders will not have any continuing direct or indirect liability under the Trust Agreement as sellers of the assets of the Trust in enforcing such obligation.

Each of the Company and the Administrative Agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Trust Agreement. Upon a breach of any such representation of the Company or any such Administrative Agent, as the case may be, which materially and adversely affects the interests of the Certificateholders, the Company or any such Administrative Agent, respectively, will be obligated to cure the breach in all material respects.


ADDITIONAL UNDERLYING SECURITIES; ISSUANCE OF ADDITIONAL CERTIFICATES



If so provided in a Prospectus Supplement, from time to time after the closing date for the related Series of Certificates, additional Underlying Securities may be sold to or deposited with the Trust without the consent of Certificateholders, in which case additional Certificates will be issued in a principal amount equal to such percentage of the principal amount of Underlying Securities so sold to or deposited with the Trust as is specified in the Prospectus Supplement. Any such additional Certificates issued will rank pari passu with the Certificates issued on the closing date and, to the extent provided in the Prospectus Supplement, any such additional Underlying Securities will be subject to additional call rights or warrants. Notice shall be given to existing Certificateholders of the deposit or sale of additional Underlying
Securities with or to the Trust at the time specified in the Prospectus Supplement.


COLLECTION AND OTHER ADMINISTRATIVE PROCEDURES

General. With respect to any Series of Certificates, the Trustee or such other person specified in the Prospectus Supplement, directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets and will follow or cause to be followed such collection procedures, if any, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the Trust Agreement and any related instrument governing any Credit Support (collectively, the "Credit Support Instruments") and provided that, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

Sub-Administration. Any Trustee or Administrative Agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "Sub-Administrative Agent"), but the Trustee or Administrative Agent will remain obligated with respect to such obligations under the Trust Agreement. Each Sub-Administrative Agent will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the Trustee; maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable Sub-Administration Agreement (as defined herein).

The agreement between any Administrative Agent or Trustee and a Sub-Administrative Agent (a "Sub-Administration Agreement") will be consistent with the terms of the Trust Agreement and such assignment to the Sub-Administrator by itself will not result in a withdrawal or downgrading of the rating of any Class of Certificates issued pursuant to the Trust Agreement. With respect to any Sub-Administrative Agreement between an Administrative Agent and a Sub-Administrative Agent, although each such Sub-Administration Agreement will be a contract solely between such Administrative Agent and the Sub-Administrative Agent, the Trust Agreement pursuant to which a Series of Certificates is issued will provide that, if for any reason such Administrative Agent for such Series of Certificates is no longer acting in such capacity, the Trustee or any successor Administrative Agent must recognize the Sub-Administrative Agent's rights and obligations under such Sub-Administration Agreement.

The Administrative Agent or Trustee, as applicable, will be solely liable for all fees owed by it to any Sub-Administrative Agent, irrespective of whether the compensation of the Administrative Agent or Trustee, as applicable, pursuant to the Trust Agreement with respect to the particular Series of Certificates is sufficient to pay such fees. However, a Sub-Administrative Agent may be entitled to a Retained Interest in certain Deposited Assets to the extent provided in the related Prospectus Supplement. Each Sub-Administrative Agent will be reimbursed by the Administrative Agent, if any, or otherwise the Trustee for certain expenditures which it makes, generally to the same extent the Administrative Agent or Trustee, as applicable, would be reimbursed under the terms of the Trust Agreement relating to such Series. See "--Retained Interest; Administrative Agent Compensation and Payment of Expenses."

The Administrative Agent or Trustee, as applicable, may require any Sub-Administrative Agent to agree to indemnify the Administrative Agent or Trustee, as applicable, for any liability or obligation sustained by the Administrative Agent or Trustee, as applicable, in connection with any act or failure to act by the Sub-Administrative Agent.

Realization upon Defaulted Deposited Assets. As administrator with respect to the Deposited Assets, the Trustee (or an Administrator on its behalf), on behalf of the Certificateholders of a given Series (or any Class or Classes within such Series), will present claims under each applicable Credit Support Instrument, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the Trustee or Administrative Agent under any Credit Support Instrument are to be deposited in the Certificate Account for the related Trust, subject to withdrawal as described above.

If recovery on a defaulted Deposited Asset under any related Credit Support Instrument is not available, the Trustee will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset, provided that it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Administrative Agent and the Trustee, as applicable, in connection with such proceedings to the extent reimbursable from the assets of the Trust under the Trust Agreement, the Trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable Prospectus Supplement, the Administrative Agent or Trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Certificate Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to Certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

RETAINED INTEREST; ADMINISTRATIVE AGENT COMPENSATION AND PAYMENT OF EXPENSES


The Prospectus Supplement for a Series of Certificates will specify whether there will be any Retained Interest in the Deposited Assets, and, if so, the owner thereof. If so provided, the Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the Trust Agreement. A Retained Interest in a Deposited Asset is represented by the ownership of an interest in the Trust which entitles the holder thereof to any residual or excess cash flow generated by the Trust to the extent available for distribution after all other required payments and distributions have been made by the Trust.


The applicable Prospectus Supplement will specify the Administrative Agent's, if any, and the Trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given Series of Certificates.

If and to the extent specified in the applicable Prospectus Supplement, in addition to amounts payable to any Sub-Administrative Agent, the Administrative Agent, if any, and otherwise the Trustee will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the Trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement.

[NO] ADVANCES IN RESPECT OF DELINQUENCIES

The Administrative Agent, if any, specified in the applicable Prospectus Supplement will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the Certificateholders of the related Series of Certificates. [However, to the extent provided in the applicable Prospectus Supplement, any such Administrative Agent will advance on or before each Distribution Date its own funds or funds held in the Certificate Account for such  Series  that  are  not  part  of  the  funds  available  for distribution for such Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) with respect to the Deposited Assets that were due during the related Collection Period and were delinquent on the related Determination Date, subject to (i) any such Administrative Agent's good faith determination that such advances will be reimbursable from Related Proceeds (as defined herein) and (ii) such other conditions as may be specified in the Prospectus Supplement.]

[Advances, if any, are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the Class or Classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Advances of an Administrative Agent's funds, if any, will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of Credit Support) for such Series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); provided, however, that any such advance will be reimbursable from any amounts in the Certificate Account for such Series to the extent that such Administrative Agent shall determine, in its sole judgment, that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by such Administrative Agent from excess funds in the Certificate Account for any Series, such Administrative Agent will replace such funds in such Certificate Account on any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligations, if any, of an Administrative Agent to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.]

CERTAIN MATTERS REGARDING THE ADMINISTRATIVE AGENT AND THE COMPANY

An Administrative Agent, if any, for each Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The entity serving as Administrative Agent for any such Series may be the Trustee, the Company, an affiliate of either of them, the Deposited Asset Provider or any third party and may have other normal business relationships with the Trustee, the Company, their affiliates or the Deposited Asset Provider.

The Trust Agreement will provide that an Administrative Agent may resign from its obligations and duties under the Trust Agreement with respect to any Series of Certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any Class of Certificates of such Series or upon a determination that its duties under the Trust Agreement with respect to such Series are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor has assumed the Administrative Agent's obligations and duties under the Trust Agreement with respect to such Series.

The Trust Agreement will further provide that neither such an Administrative Agent, the Company nor any director, officer, employee, or agent of the Administrative Agent or the Company will incur any liability to the related Trust or Certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the Trust Agreement or for errors in judgment; provided, however, that none of the Administrative Agent, the Company nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The Trust Agreement may further provide that, unless otherwise provided in the applicable series supplement thereto, such an Administrative Agent, the Company and any director, officer, employee or agent of the Administrative Agent or the Company will be entitled to the indemnification by the related Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the Trust Agreement will provide that neither such an Administrative Agent nor the Company will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the Trust Agreement or which in its opinion may involve it in any expense or liability. Each of such Administrative Agent or the Company any, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Trust Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. The applicable Prospectus Supplement will describe how such legal expenses and costs of such action and any liability resulting therefrom will be allocated.

Any person into which an Administrative Agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an Administrative Agent is a part, or any person succeeding to the business of an Administrative Agent, will be the successor of the Administrative Agent under the Trust Agreement with respect to the Certificates of any given Series.

ADMINISTRATIVE AGENT TERMINATION EVENTS; RIGHTS UPON ADMINISTRATIVE AGENT TERMINATION EVENT

"Administrative Agent Termination Events" under the Trust Agreement with respect to any given Series of Certificates will consist of the following: (i) any failure by an Administrative Agent to remit to the Trustee any funds in respect of collections on the Deposited Assets and Credit Support, if any, as required under the Trust Agreement, that continues unremedied for five days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Company, or to the Administrative Agent, the Company and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights (as defined herein); (ii) any failure by an Administrative Agent duly to observe or perform in any material respect any of its other covenants or obligations under the Trust Agreement with respect to such Series which continues unremedied for thirty days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Company, or to the Administrative Agent, the Company and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an Administrative Agent indicating its insolvency or inability to pay its obligations. Any additional Administrative Agent Termination Events with respect to any given Series of Certificates will be set forth in the applicable Prospectus Supplement. In addition, the applicable Prospectus Supplement and the related series supplement to the Trust Agreement will specify as to each matter requiring the vote of holders of Certificates of a Class or group of Classes within a given Series, the circumstances and manner in which the Required Percentage (as defined herein) applicable to each such matter is calculated. "Required Percentage" means, with respect to any matter requiring a vote of holders of Certificates of a given Series, the specified percentage (computed on the basis of outstanding Certificate Principal Balance or Notional Amount, as applicable) of Certificates of a designated Class or group of Classes within such Series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable Prospectus Supplement and the related series supplement to the Trust Agreement. "Voting Rights" evidenced by any Certificate will be the portion of the voting rights of all the Certificates in the related Series allocated in the manner described in the Prospectus Supplement.

So long as an Administrative Agent Termination Event under the Trust Agreement with respect to a given Series of Certificates remains unremedied, the Company or the Trustee may, and at the direction of holders of such Certificates evidencing not less than the "Required Percentage--Administrative Agent Termination" of the Voting Rights, the Trustee will, terminate all the rights and obligations of such Administrative Agent under the Trust Agreement relating to the applicable Trust and in and to the related Deposited Assets (other than any Retained Interest of such Administrative Agent), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of such Administrative Agent under the Trust Agreement with respect to such Series (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable so to act, it may, or, at the written request of the holders of such Certificates evidencing not less than the "Required Percentage--Termination" of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administration agent with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such Administrative Agent under the Trust Agreement with respect to such Series. Pending such appointment, the Trustee is obligated to act in such capacity (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated). The Trustee and any such successor may agree upon the compensation to be paid to such successor, which in no event may be greater than the compensation payable to such Administrative Agent under the Trust Agreement with respect to such Series.

REMEDIES OF CERTIFICATEHOLDERS

Any Certificateholder may institute any proceeding with respect to the applicable Trust Agreement subject to the following conditions: (i) such holder previously has given to the Trustee written notice of breach; (ii) the holders of Certificates evidencing not less than the "Required Percentage--Remedies" of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity; and (iii) the Trustee for fifteen days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by the Trust

Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

MODIFICATION AND WAIVER

The Trust Agreement for each Series of Certificates may be amended by the Company and the Trustee with respect to such Series, without notice to or consent of the Certificateholders, for certain purposes including (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the Prospectus Supplement,
(iii)  to  add  or  supplement  any  Credit  Support  for  the  benefit  of  any
Certificateholders (provided that if any such addition affects any series or class of Certificateholders differently than any other series or class of Certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of Certificateholders), (iv) to add to the covenants, restrictions or obligations of the Company, the Administrative Agent, if any, or the Trustee for the benefit of the Certificateholders, (v) to add, change or eliminate any other provisions with respect to matters or questions arising under such Trust Agreement, so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the Trust or result in a sale or exchange of any Certificate for tax purposes and (y) the Trustee has received written confirmation from each Rating Agency rating such Certificates that such amendment will not cause such Rating Agency to reduce or withdraw the then current rating thereof, or (vi) to comply with any requirements imposed by the Code. Without limiting the generality of the foregoing, the Trust Agreement may also be modified or amended from time to time by the Company, and the Trustee, with the consent of the holders of Certificates evidencing not less than the "Required Percentage--Amendment" of the Voting Rights of those Certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the Trust Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that in the event such modification or amendment would materially adversely affect the rating of any Series or Class by each Rating Agency, the "Required Percentage--Amendment" specified in the related series supplement to the Trust Agreement shall include an additional specified percentage of the Certificates of such Series or Class.

No such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any Certificate without the consent of the holder of such Certificate or (ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any such amendment without the consent of the holders of all Certificates covered by the Trust Agreement then outstanding.

Holders of Certificates evidencing not less than the "Required Percentage--Waiver" of the Voting Rights of a given Series may, on behalf of all Certificateholders of that Series, (i) waive, insofar as that Series is concerned, compliance by the Company, the Trustee or the Administrative Agent, if any, with certain restrictive provisions, if any, of the Trust Agreement before the time for such compliance and (ii) waive any past default under the Trust Agreement with respect to Certificates of that Series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such Certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding Certificate affected thereby.

REPORTS TO CERTIFICATEHOLDERS; NOTICES

Reports to Certificateholders. With each distribution to Certificateholders of any Class of Certificates of a given Series, the Administrative Agent or the Trustee, if provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such Certificateholder, to the Company and to such other parties as may be specified in the Trust Agreement, a statement setting forth:

                  (i) the amount of such distribution to Certificateholders of such Class allocable to principal of or interest or premium, if any, on the Certificates of such Class; and the amount of aggregate unpaid interest as of such Distribution Date;

                  (ii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related Prospectus Supplement;

                  (iii) the amount of compensation received by the Administrative Agent, if any, and the Trustee for the period relating to such Distribution Date, and such other customary information as the Administrative Agent, if any, or otherwise the Trustee deems necessary or desirable to enable Certificateholders to prepare their tax returns;

                  (iv) if the Prospectus Supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

                  (v) the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

                  (vi) the aggregate Certificate Principal Balance or aggregate Notional Amount, if applicable, of each Class of Certificates (including any Class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise;

                  (vii) as to any Series (or Class within such Series) for which Credit Support has been obtained, the amount of coverage of each element of Credit Support included therein as of the close of business on such Distribution Date.

In the case of information furnished pursuant to subclauses (i) and (iii) above, the amounts shall be expressed as a U.S. dollar amount (or equivalent thereof in any other Specified Currency) per minimum denomination of Certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the Administrative Agent, if any, or the Trustee shall furnish to each person who at any time during the calendar year was a Certificateholder a statement containing the information set forth in subclauses
(i) and (iii)
above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Administrative Agent or the Trustee, as applicable, shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Administrative Agent or the Trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

Notices. Any notice required to be given to a holder of a Registered Certificate will be mailed to the address of such holder set forth in the applicable Certificate Register. Any notice required to be given to a holder of a Bearer Certificate will be published in a newspaper of general circulation in the city or cities specified in the Prospectus Supplement relating to such Bearer Certificate.

EVIDENCE AS TO COMPLIANCE

The Trust Agreement will provide that commencing on a certain date and on or before a specified date in each following year, a firm of independent public accountants will furnish an annual statement to the Trustee to the effect that such firm has examined specified documents and records relating to the administration of the Deposited Assets and other Trust property during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the Prospectus Supplement, which date shall not be more than one year after the related Original Issue Date), and that, on the basis of specified agreed procedures considered appropriate under the circumstances, they are of the opinion that such administration was conducted in compliance with the terms of the Trust Agreement, except for any exceptions as they believe to be immaterial and any other exceptions and qualifications as are identified in the report.

If so specified in the applicable Prospectus Supplement, the Trust Agreement will also provide for delivery to the Company, the Administrative Agent, if any, and the Trustee on behalf of the Certificateholders, on or before a specified date in each year, of an annual statement signed by two officers of the Trustee to the effect that the Trustee has fulfilled its obligations under the Trust
Agreement throughout the preceding year with respect to any Series of Certificates.

Copies of the annual accountants' statement and the statement of officers of the Trustee, if any, may be obtained by Certificateholders without charge upon written request to either the Administrative Agent or the Trustee, as applicable, at the address set forth in the related Prospectus Supplement.

REPLACEMENT CERTIFICATES

If a Certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable Trustee in the City and State of New York (in the case of Registered Certificates) or at the principal London office of the applicable Trustee (in the case of Bearer Certificates), or such other location as may be specified in the applicable Prospectus Supplement, upon payment by the holder of such expenses as may be incurred by the applicable Trustee in connection therewith and the furnishing of such evidence and indemnity as such Trustee may require. Mutilated Certificates must be surrendered before new Certificates will be issued.

TERMINATION

The obligations created by the Trust Agreement for each Series of Certificates will terminate upon the payment to Certificateholders of that Series of all amounts held in the related Certificate Account or by an Administrative Agent, if any, and required to be paid to them pursuant to the Trust Agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset and (ii) the purchase of all the assets of the Trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will any trust created by the Trust Agreement continue beyond the respective date specified in the related Prospectus Supplement. Written notice of termination of the obligations with respect to the related Series of Certificates under the Trust Agreement will be provided as set forth above under "--Reports to Certificateholders; Notices--Notices," and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

CALL [RIGHTS] [WARRANTS]

If specified in the applicable Prospectus Supplement, the Trust may issue call [rights] [warrants] which entitle the holder thereof to [call the Certificates for redemption] [purchase the Deposited Assets] [on or after a date specified in the Prospectus Supplement] at a price specified and calculated in the manner set forth in the Prospectus Supplement. [The Prospectus Supplement shall also describe other events which may [allow][require] the holder of the call [rights][warrants] to [call the Certificates for redemption][purchase the Underlying Securities].


Any purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a Series of Certificates shall be made at a price approximately equal to the aggregate fair market value of all the assets in the Trust (as determined by the Trustee, the Administrative Agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable Prospectus Supplement, a specified price as determined therein, which price will not be less than the outstanding principal balance of the Certificates plus accrued interest, if any, thereon (such price, a "Purchase Price"). The exercise of a call [right] [warrant] will effect early retirement of the Certificates of that Series and may be exercised at or after the time specified in the related Prospectus Supplement. The Trust and the Certificateholders shall have no continuing direct or indirect liability under the Trust Agreement as sellers of the assets of the Trust in effecting such termination.


DUTIES OF THE TRUSTEE

The Trustee makes no representations as to the validity or sufficiency of the Trust Agreement, the Certificates of any Series or any Deposited Asset or related document and is not accountable for the use or application by or on behalf of any Administrative Agent of any funds paid to such Administrative Agent or its designee in respect of such Certificates or the Deposited Assets, or deposited into or withdrawn from the related Certificate Account or any other account by or on behalf of such Administrative Agent. The Trustee is required to perform only those duties specifically required under the Trust Agreement with respect to such Series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the Trust Agreement.

On the closing date for each Series of Certificates, the Depositor will provide the Trustee with certain information relating to the Underlying Issuer and the Underlying Securities. Based on this information, the Trustee will calculate the amount of interest to be paid with respect to the Certificates on each distribution date. In addition, the Trustee will perform distribution calculations, remit distributions on the distribution dates to Certificateholders and prepare semi-annual statements to Certificateholders detailing the payments received and the activity on the Underlying Securities during the relevant collection period. [The Trustee shall make a distribution date statement available to the Certificateholders on each distribution date via the Trustee's internet website at [_______]. Certificateholders with questions may direct them to the Trustee at [________]. In performing these obligations, the Trustee will be able to conclusively rely on the information provided to it by the Depositor at closing, and the Trustee will not be required to recompute, recalculate or verify the information provided to it by the Company.

In addition to having express duties under the trust agreement, the Trustee, as a fiduciary, also has certain duties unique to fiduciaries under applicable law. In general, the Trustee will be subject to certain federal laws and, because the trust agreement is governed by New York law, certain New York state laws. [As a national bank acting in a fiduciary capacity, the Trustee will, in the administration of its duties under the trust agreement, be subject to certain regulations promulgated by the Office of the Comptroller of the Currency, specifically those set forth in Chapter 12, Part 9 of the Code of Federal Regulations.] [Or set forth other regulatory requirements.] New York common law has required fiduciaries of common law trusts formed in New York to perform their duties in accordance with the "prudent person" standard, which requires the Trustee to exercise such diligence and care in the administration of the Trust as a person of ordinary prudence would employ in managing his own property.

[Describe any other duties and responsibilities of the Trustee set forth in the Trust Agreement and under applicable law as required by Item 1109(c) of Regulation AB]

THE TRUSTEE

The Trustee for any given Series of Certificates under the related Trust Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association or trust company serving as Trustee, will be unaffiliated with, but may have normal banking relationships with, the Company, any Administrative Agent and their respective affiliates. The related Prospectus Supplement shall describe any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the transactions contemplated by the related Trust Agreement, between the Depositor and the Trustee, or any affiliates of such parties, that exist on the closing date for the related Series of Certificates or that existed during the immediately preceding two years and that is material to an investor's understanding of such Series of Certificates.

REMOVAL AND REPLACEMENT OF TRUSTEE

The Trustee for any given Series of Certificates, may at any time resign and be discharged from such Series by giving written notice thereof to the Depositor, the Administrative Agent, if any, the Rating Agency and to all
Certificateholders of such Series. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee for such Series. If a successor Trustee is not appointed by the Depositor or does not accepted appointment within 30 days after the resigning Trustee gave its notice of resignation, the resigning Trustee may petition a court of competent jurisdiction for the appointment of a successor Trustee.

If at any time the Trustee shall cease to be eligible to act as such and shall fail to resign after written request by the Depositor, or if at any time the Trustee shall become incapable of acting, or certain bankruptcy related events shall occur with respect to the Trustee, then the Depositor may remove the Trustee and appoint a successor Trustee. Notice of such appointment shall be delivered to the Certificateholders and the Administrative Agent, if any, by the Depositor.

The Holders of Certificates of any Series representing the Required Percentage--Removal of Trustee of the aggregate Voting Rights may at any time remove the Trustee and appoint a successor Trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact and duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Administrative Agent, if any, by the Depositor.

Any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

Expenses associated with changing from a Trustee to successor Trustee will be paid [by the Trust from the interest [and principal] payments received by the Trust with respect to the Underlying Securities] [by the Depositor pursuant to a separate agreement with the Depositor] [or specify other source of payment].

BANKRUPTCY REMOTENESS

The applicable Prospectus Supplement shall describe any provisions in the Trust Agreement for the related Series of Certificates which address whether declaration of bankruptcy, receivership or similar proceeding with respect to the Trust can occur.


                [LIMITATIONS ON ISSUANCE OF BEARER CERTIFICATES]

[In compliance with United States federal income tax laws and regulations, the Company and any underwriter, agent or dealer participating in the offering of any Bearer Certificate will agree that, in connection with the original issuance of such Bearer Certificate and during the period ending 40 days after the issue date of such Bearer Certificate, they will not offer, sell or deliver such Bearer Certificate, directly or indirectly, to a U.S. Person or to any person within the United States, except to the extent permitted under U.S. Treasury regulations.

Bearer Certificates will bear a legend to the following effect: "Any United States Person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 1650(j) and 1287(a) of the Internal Revenue Code." The sections referred to in the legend provide that, with certain exceptions, a United States taxpayer who holds Bearer Certificates will not be allowed to deduct any loss with respect to, and will not be eligible for capital gain treatment with respect to any gain realized on a sale, exchange, redemption or other disposition of, such Bearer Certificates.

As used herein, "United States" means the United States of America and its possessions, and "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

Pending the availability of a definitive Global Certificate or individual Bearer Certificates, as the case may be, Certificates that are issuable as Bearer
Certificates may initially be represented by a single temporary Global Certificate, without interest coupons, to be deposited with a common depositary in London for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear"), and Clearstream Banking ("Clearstream") for credit to the accounts designated by or on behalf of the purchases thereof. Following the availability of a definitive Global Certificate in bearer form, without coupons attached, or individual Bearer Certificates and subject to any further limitations described in the applicable Prospectus Supplement, the temporary Global Certificate will be exchangeable for interests in such definitive Global Certificate or for such individual Bearer Certificates, respectively, only upon receipt of a Certificate of Non-U.S. Beneficial Ownership. A "Certificate of Non-U.S. Beneficial Ownership" is a certificate to the effect that a beneficial interest in a temporary Global
Certificate is owned by a person that is not a U.S. Person or is owned by or through a financial institution in compliance with applicable U.S. Treasury regulations. No Bearer Certificate will be delivered in or to the United States. If so specified in the applicable Prospectus Supplement, interest on a temporary Global Certificate will be distributed to each of Euroclear and Clearstream with respect to that portion of such temporary Global Certificate held for its account, but only upon receipt as of the relevant Distribution Date of a Certificate of Non-U.S. Beneficial Ownership.]

                                [CURRENCY RISKS]

[EXCHANGE RATES AND EXCHANGE CONTROLS]

[An investment in a Certificate having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the Company has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any Certificate. Depreciation of the Specified Currency for a Certificate against the U.S. dollar would result in a decrease in the effective yield of such Certificate below its Pass-Through Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a Specified Currency for making distributions in respect of Certificates denominated in such currency. At present, the Company has identified the following currencies in which distributions of principal, premium and interest on Certificates may be made: Euros, Australian dollars, Canadian dollars, Danish kroner, Japanese yen, New Zealand dollars, and U.S. dollars. However, Certificates distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any
Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular Certificate, the currency in which amounts then due to be distributed in respect of such Certificate are distributable would not be available. In that event, such payments will be made in the manner set forth above under "Description of Certificates--General".

IT IS STRONGLY RECOMMENDED THAT PROSPECTIVE PURCHASERS CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. SUCH CERTIFICATES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

The information set forth in this Prospectus is directed to prospective purchasers of Certificates who are United States residents. The applicable
Prospectus Supplement for certain issuances of Certificates may set forth certain information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, such Certificates.

Any Prospectus Supplement relating to Certificates having a Specified Currency other than U.S. dollars will contain information concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

PAYMENT CURRENCY

Except as set forth below, if distributions in respect of a Certificate are required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such Certificate shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency.

If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

All determinations referred to above made by the applicable Trustee shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the related Certificateholders of such Series.

FOREIGN CURRENCY JUDGMENTS

The Certificates will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.]

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

SCOPE OF OPINION

In the opinion of Orrick, Herrington & Sutcliffe LLP, special tax counsel ("Special Tax Counsel") (i) the Trust will be a grantor trust or partnership for federal income tax purposes and not an association taxable as a corporation (or publicly traded partnership treated as an association) and (ii) each certificateholder will be treated, for federal income tax purposes, as a holder of an equity interest in the Trust. Special Tax Counsel has not delivered (and does not intend to deliver) any other opinions regarding the Trust or the Certificates. If in connection with the issuance of any Certificates, special tax counsel renders an opinion with regard to the characterization of the Trust that is materially different from the opinion contained in clause (i) above, such opinion will be filed on with the Commission in a Current Report on Form 8-K.

Prospective investors should review the tax section set forth in the related prospectus supplement because information therein supersedes the information set forth in this prospectus. Prospective investors should be aware that no rulings have been sought from the Internal Revenue Service (the "IRS"), and that legal opinions are not binding on the IRS or the courts. Accordingly, there can be no assurance that the IRS or the courts will agree with Special Tax Counsel's opinions. If, contrary to Special Tax Counsel's opinion, the Trust is characterized or treated as a corporation for United States federal income tax purposes, among other consequences, the Trust would be subject to United States federal income tax (and similar state income or franchise taxes) on its income and distributions to Certificateholders would be impaired. In light of Special Tax Counsel's opinion, however, the balance of this discussion assumes that the Trust will not be characterized or treated as a corporation.

GENERAL

The following summary of the material United States income tax consequences of the ownership of the certificates is based on the Internal Revenue Code of 1986 (the "Code") as well as Treasury regulations and administrative and judicial rulings and practice. Legislative, judicial and administrative changes may occur, possibly with retroactive effect, that could alter or modify the continued validity of the statements and conclusions set forth in this Prospectus. This summary is intended as an explanatory discussion of the consequences of holding the certificates generally and does not purport to furnish information in the level of detail or with the investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, it is strongly recommended that each prospective investor consult with its own tax advisor regarding the application of United States federal income tax laws, as well as any state, local, foreign or other tax laws, to its particular situation.

Except with respect to certain withholding tax matters discussed below under "Withholding Taxes with Respect to Non-U.S. Persons," the discussion is limited to consequences to U.S. Persons. For purposes of this discussion, a U.S. Person is:

           o        a citizen or resident of the United States,

           o a corporation or partnership organized in or under the laws of the United States, any state of the United States or the District of Columbia, or

           o an estate or trust that is a United States person within the meaning of Section 7701(a)(30) of the Code.

For the purposes of this discussion, the Company and Special Tax Counsel have assumed, without inquiry, that the Underlying Securities will be characterized as indebtedness for United States federal income tax purposes. The related prospectus supplement may contain additional information about the United States federal income tax characterization of the Underlying Securities.

TAX STATUS OF THE TRUST

The Trustee intends for tax reporting purposes to treat the Trust as a grantor trust. Prospective investors should be aware, however, that certain of the terms of the Certificates (for example, the allocation of the proceeds of a disposition of the Underlying Securities) may be viewed by the IRS as inconsistent with the grantor trust rules and, accordingly, the Trust may be viewed by the IRS as a partnership for federal income tax purposes. Nonetheless, because treating the Trust as a grantor trust is the more appropriate approach for tax reporting purposes, the Trustee currently intends to treat the trust as a grantor trust and, except as specifically indicated otherwise under "Possible Recharacterization of the Trust as a Partnership" below, the balance of this discussion assumes that the Trust will be so classified. (The applicable trust agreement will prohibit the Trust from electing to be taxed as a corporation.)

Each Certificateholder will be treated, for United States federal income tax purposes, as a holder of an equity interest in the Trust and, accordingly, (i) as if it had purchased its pro rata interest of the Trust's underlying assets and (ii) as if it were the obligor on its pro rata portion of the Trust's obligations. Thus, for example, if the Certificates or the Underlying Securities are subject to call warrants, each Certificateholder will be treated as if it had sold call warrants with respect to the Underlying Securities in an amount representing its pro rata interest in the Trust. Further, if the income of the Trust is used (directly or indirectly) to pay expenses of the Trust, the holders will be treated as if each had first earned its pro rata share of that income and then paid its share of the expense. Prospective investors should be aware that expenses of the Trust may be subject to limitations on deductibility, which may depend on each particular investor's circumstances, but would include, in the case of an individual (or entity treated as an individual) Section 67 of the Code, which allows miscellaneous itemized deductions only to the extent that in the aggregate they exceed 2 percent of adjusted gross income.

The Trust will indicate in the related prospectus supplement whether the Underlying Securities and any call warrants will be identified as part of an integrated transaction within the meaning of Treasury Regulation ss. 1.1275-6. Among other consequences of such identification is the treatment generally of each Certificate as a synthetic debt instrument issued on the date it is acquired by the holder of the Certificate. Similar treatment will also generally apply to Certificates representing "stripped coupons" and/or "stripped bonds," which generally will be the case when Certificates are issued in multiple classes and the different classes represent the ownership of differing percentage ownership interests of the right to interest and principal on the Underlying Securities. It is also possible that each Certificate will be treated as an actual debt instrument issued on the Closing Date. In that case, the Certificates would be taxed like conventional debt instruments and the discussion under "Income of Certificateholders" would not apply. If a series of Certificates has more than one class and some but not all classes are treated as actual debt instruments issued on the Closing Date, income on the classes not so treated may be treated as unrelated business taxable income (and thus subject to tax) in the hands of pension plans, individual retirement accounts and other tax-exempt investors.

INCOME OF CERTIFICATEHOLDERS

Original Issue Discount. Each Certificateholder will be subject to the original issue discount ("OID") rules of the Code and Treasury Regulations with respect to such Certificates. Under those rules, the Certificateholder (whether on the cash or accrual method of accounting) will be required to include in income the OID on the Certificates as it accrues on a daily basis, under a constant yield method, regardless of when cash payments are received. The amount of OID on a Certificate generally will be equal to the excess of all amounts payable on the Certificate over the amount paid to acquire the Certificate and the constant yield used in accruing OID generally will be the yield to maturity of a Certificate as determined by each holder based on that holder's purchase price for the Certificate. It is unclear whether the holder of a Certificate should, in calculating OID, assume that the Underlying Securities will, or will not, be called under any Call Warrant. Further, it is not clear how actual and expected future prepayments or losses on the Underlying Securities are to be taken into account.

The Trustee intends for information reporting purposes to account for OID, if any, reportable by Certificateholders by reference to the price paid for a Certificate by an initial purchaser at an assumed issue price, although the amount of OID will differ for other purchasers. Such purchasers should consult their tax advisers regarding the proper calculation of OID.

The amount of OID that is reported in income in any particular year will not necessarily bear any relationship to the amount of distributions, if any, paid to a holder in that year.

Purchase and Sale of a Certificate. A Certificateholder's adjusted tax basis in a Certificate generally will equal the cost of the Certificates, increased by any amounts includible in income as OID, and reduced by any payments made on the Certificates. If a Certificate is sold or redeemed, capital gain or loss will be recognized equal to the difference between the proceeds of the sale or redemption and the Certificateholder's adjusted tax basis in the Certificates.

POSSIBLE RECHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

As indicated above, it is possible that the IRS will seek to recharacterize the Trust as a partnership. If the IRS were to successfully recharacterize the Trust as a partnership, the Trust would not be subject to federal income tax. Under Treasury Regulation ss. 1.761-2, certain partnerships may "elect out" of subchapter K of the Code (partnership tax accounting). Although subject to uncertainty, if the Trust is characterized as a partnership, it may be eligible to make this election. Assuming that it is so eligible, each Certificateholder will be required to report its respective share of the items of income, deductions, and credits of the organization on their respective returns (making such elections as to individual items as may be appropriate) in a manner consistent with the exclusion of the Trust from partnership tax accounting. Such reporting should be substantially similar to the income tax reporting that would be required under the grantor trust rules. In mutual consideration for each holder's purchase of a Certificate, each such holder is deemed to consent to the Trust's making of a protective election out of subchapter K of the Code and is deemed to agree not to delegate (for a period of more than one year) authority to purchase, sell to exchange its Certificate to any person.

If the election to be excluded from the partnership tax accounting provisions of the Code is not effective, among other consequences, (i) the Trust would be required to account for its income and deductions at the Trust level (not necessarily taking into account any particular holder's circumstances, including any difference between the holder's basis in its Certificates and the Trust's basis in its assets) and to utilize a taxable year for reporting purposes and
(ii) each holder would be required to separately take into account such holder's distributive share of income and deductions of the Trust. A holder would take into account its distributive share of Trust income and deductions for each taxable year of the Trust in the holder's taxable year which ends with or within the Trust's taxable year. A holder's share of the income of the Trust computed at the Trust level would not necessarily be the same as if computed under the OID rules described above under "Income of Certificateholders" and, in particular, may not take account of any difference in the yield on the Certificate to the holder based on the Certificateholder's purchase price and the yield on the Underlying Securities determined at the Trust level.

WITHHOLDING TAXES WITH RESPECT TO NON-U.S. PERSONS

Payments made on a Certificate to a person that is not a U.S. Person and has no connection with the United States other than holding its Certificates generally will be made free of United States federal withholding tax, provided that (i) the holder is not related (directly or indirectly) to the obligor, guarantor, if any, or sponsor of the Underlying Securities, the Company, the holder of any other class of Certificates (if such Series provides for multiple classes of Certificates), the holder of any Call Warrant or the counterparty on any notion principal contract or other derivative contract of which the Trust is a party and (ii) the holder complies with certain identification and certification requirements imposed by the IRS.

STATE AND OTHER TAX CONSEQUENCES

In addition to the federal income tax consequences described above, potential investors should consider the state, local and foreign tax consequences of the acquisition, ownership and disposition of the Certificates. State, local and foreign tax law may differ substantially from federal tax law, and this discussion does not purport to describe any aspect of the tax law of a state or other jurisdiction (including whether the Trust, if treated as a partnership for federal income tax purposes, would be treated as a partnership under any state or local jurisdiction). Therefore, it is strongly recommended that prospective purchasers consult their own tax advisers with respect to such matters.

                              PLAN OF DISTRIBUTION

Certificates may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable Prospectus Supplement will set forth the terms of the offering of any Series of Certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of such Certificates and the proceeds to the Company from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which such Certificates may be listed, any restrictions on the sale and delivery of Certificates in bearer form and the place and time of delivery of the Certificates to be offered thereby.

If underwriters are used in the sale, Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Such Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Such managing underwriters or underwriters in the United States will include Citigroup Global Markets Inc., an affiliate of the Company [and the Term Asset Issuer]. The obligations of the underwriters to purchase such Certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such Certificates if any of such Certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Certificates may also be sold through agents designated by the Company from time to time. Any agent involved in the offer or sale of Certificates will be named, and any commissions payable by the Company to such agent will be set forth, in the applicable Prospectus Supplement. Any such agent will act on a best efforts basis for the period of its appointment.

If so indicated in the applicable Prospectus Supplement, the Company will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase Certificates at the public offering price described in such Prospectus Supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such Prospectus Supplement. Such contracts will be subject only to those conditions set forth in the applicable Prospectus Supplement and such Prospectus Supplement will set forth the commissions payable for solicitation of such contracts.

Any underwriters, dealers or agents participating in the distribution of Certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of Certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Company to indemnification by the Company against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Company or its affiliates in the ordinary course of business.

Citigroup Global Markets Inc. is an affiliate of the Company and is an indirect wholly owned subsidiary of Citigroup Global Markets Holdings Inc., the indirect parent corporation of the Company. Citigroup Global Markets Inc.'s participation in the offer and sale of Certificates complies with the requirements of Rule 2720 of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

As to each Series of Certificates, only those Classes rated in one of the investment grade rating categories by a Rating Agency will be offered hereby. Any unrated Classes or Classes rated below investment grade may be retained by the Company or sold at any time to one or more purchasers.

                                 LEGAL OPINIONS

Certain legal matters (including federal income tax matters) with respect to the Certificates will be passed upon for the Company and the Underwriters by Orrick, Herrington & Sutcliffe LLP, New York, New York or other counsel identified in the applicable Prospectus Supplement.

                                INDEX OF TERMS

================================================================================
$  3
Acceleration..................................................................25
Administration Fee.............................................................9
Administrative Agent Termination Events.......................................45
AID...........................................................................28
Base Rate.....................................................................16
Bearer Certificates...........................................................12
Business Day..................................................................14
Calculation Agent.............................................................16
Calculation Date..................................................18, 19, 20, 22
CD Rate.......................................................................18
CD Rate Determination Date....................................................18
CD Reference Rate Certificate.................................................16
Cede...........................................................................2
Certificate...................................................................11
Certificate Account...........................................................39
Certificate of Non-U.S. Beneficial Ownership..................................53
Certificateholder..............................................................7
Certificateholders.............................................................3
Certificates...................................................................1
Citigroup.....................................................................15
Clearing Agency...............................................................22
Clearstream...................................................................53
Code..........................................................................56
Collection Period.............................................................23
Commercial Paper Rate.........................................................18
Commercial Paper Rate Determination Date......................................18
Commercial Paper Reference Rate Certificate...................................16
Company.................................................................1, 15, 8
Composite Quotations..........................................................16
Concentrated Underlying Securities....................................27, 28, 29
Coupons.......................................................................12
Credit Support Instruments....................................................41
Cut-off Date..................................................................40
Definitive Certificate........................................................25
Depositary....................................................................25
Deposited Asset Provider......................................................40
Deposited Assets...........................................................3, 36
depositor......................................................................1
Determination Date............................................................13
Distribution Date..............................................................3
DOL...........................................................................34
dollar.........................................................................3
DTC...........................................................................24
ERISA.........................................................................34
Euroclear.....................................................................53
Event of Default..............................................................20
Exchange......................................................................17
Exchange Rate Agent...........................................................13
Exchangeable Series...........................................................22
Fannie Mae....................................................................28
Federal Funds Rate............................................................19
Federal Funds Rate Determination Date.........................................19
Federal Funds Reference Rate Certificate......................................16
FFCB..........................................................................28
FHLB..........................................................................28
Final Scheduled Distribution Date..............................................3
Fiscal Agent..............................................................32, 34
Fixed Pass-Through Rate.......................................................11
Fixed Rate Certificates.......................................................15
Floating Rate Certificates....................................................15
Freddie Mac...................................................................28
Global Certificate............................................................12
GSE...........................................................................28
GSE Issuer....................................................................28
H.15(519).....................................................................16
Index Maturity................................................................16
Initial Certificate Principal Balance..........................................1
Insurer.......................................................................26
Interest Accrual Period.......................................................23
Interest Collections..........................................................23
Interest Rate..................................................................3
Interest Reset Date........................................................3, 17
Interest Reset Period.........................................................17
IRA...........................................................................34
IRS........................................................................4, 55
issuing entity.................................................................1
Letter of Credit..........................................................26, 37
Letter of Credit Bank.........................................................37
LIBOR Determination Date......................................................20
LIBOR Reference Rate Certificate..............................................16
London Banking Day............................................................15
Market Exchange Rate..........................................................13
Maximum Pass-Through Rate.....................................................16
Minimum Pass-Through Rate.....................................................16
Money Market Yield............................................................19

Nonrecoverable Advance........................................................44
Notional Amount...............................................................15
Offering Agent.................................................................2
OID.......................................................................33, 57
Optional Exchange Date........................................................23
Original Issue Date...........................................................11
outstanding debt securities...................................................31
participants..................................................................25
Parties in Interest...........................................................34
Pass-Through Rate.............................................................11
Payment Default...............................................................25
Periodic Interest.............................................................23
Plan..........................................................................34
Policy........................................................................26
Prospectus Supplement..........................................................1
PTCE..........................................................................35
Purchase Price................................................................50
Rating Agency..................................................................4
Realized Losses...............................................................22
REFCORP.......................................................................28
Registered Certificates.......................................................13
Regulation....................................................................34
Related Proceeds..............................................................44
Required Percentage...........................................................45
Reserve Account...............................................................38
Retained Interest..............................................................9
Reuters Screen LIBO Page......................................................20
Sallie Mae....................................................................28
Schedule B....................................................................29
Secured Underlying Securities.................................................32
Senior Underlying Securities..................................................31
Series.........................................................................1
Special Tax Counsel...........................................................55
sponsor........................................................................1
Spread........................................................................16
Spread Multiplier.............................................................16
Strip Certificates............................................................12
Stripped Interest.............................................................15
Sub-Administration Agreement..................................................41
Sub-Administrative Agent......................................................41
Subordinated Underlying Securities............................................31
Surety........................................................................37
Surety Bond...................................................................37
Term Asset Events of Default..........................................31, 33, 35
Treasury bills................................................................21
Treasury Rate Determination Date..............................................22
Treasury Reference Rate Certificate...........................................16
Treasury Securities...........................................................28
Trust...................................................................1, 16, 2
Trust Agreement................................................................9
Trust Indenture Act.......................................................16, 30
Trustee's Fee..................................................................9
TVA...........................................................................28
U.S. dollars...................................................................3
U.S. Person...................................................................53
U.S.$..........................................................................3
Underlying Securities...........................................2, 3, 27, 28, 29
Underlying Securities Currency................................................35
Underlying Securities Indenture...............................................30
Underlying Securities Interest Accrual Periods................................35
Underlying Securities Issuer...............................................7, 28
Underlying Securities Issuers.........................................27, 28, 29
Underlying Securities Offering Document...............................27, 28, 29
Underlying Securities Payment Date............................................19
Underlying Securities Payment Dates...........................................35
Underlying Securities Rate....................................................35
Underlying Securities Registration Statement..................................19
Underwriter[s]................................................................35
Underwriting Agreement........................................................35
United States.................................................................53
USD............................................................................3
Variable Pass-Through Rate....................................................12
Voting Rights.................................................................45

================================================================================

                                    PART II



Item 14. Other Expenses of Issuance and Distribution

         The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

       Registration Fee..................................                $107.00
       Printing and Engraving Expenses...................                  *
       Trustee's Fees....................................                  *
       Legal Fees and Expenses...........................                  *
       Blue Sky Fees and Expenses........................                  *
       Accountants' Fees and Expenses....................                  *
       Rating Agency Fees................................                  *
       Miscellaneous.....................................                  *
                                                                           -

                    Total................................  $*

* To be provided by amendment.

Item 15. Indemnification of Directors and Officers

         The Company's By-laws provide for indemnification of directors and officers of the Company to the fullest extent permitted by Delaware law.

         Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

         The Company carries directors' and officers' liability insurance that covers certain liabilities and expenses of the Company's directors and officers.



Item 16. Exhibits

         1.1 Form of proposed Underwriting Agreement for Trust Certificates to be distributed in the United States (Incorporated by reference to Exhibit No. 1 to pre-effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 33-55860), filed on March 24, 1994).

         3.1 Certificate of Incorporation of Structured Products Corp. (Incorporated by reference to Exhibit No. 4.1 to the Registration Statement on Form S-3 (File No. 33-55860), filed on December 17, 1992).

         3.2 By-laws of Structured Products Corp. (Incorporated by reference to Exhibit No. 4.2 to the Registration Statement on Form S-3 (File No. 33-55860), filed on December 17, 1992).

         4.1 Form of Trust Agreement, with forms of Trust Certificates attached thereto (Incorporated by reference to Exhibit No.
                  4.3 to pre-effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 33-55860), filed on March 24, 1994).

         4.2 Form of qualified Trust Agreement (Incorporated by reference to Exhibit No. 4.2 to pre-effective Amendment No. 4 to the Registration Statement on Form S-3 (File No. 33-55860), filed on September 2, 1994).

         4.3      Form of Indenture (Incorporated by reference to Exhibit No.
                  4.3 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 33-55860), filed on December 29, 1995).

         5.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

         8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

         23.1 Consents of Orrick, Herrington & Sutcliffe LLP (included in its opinions filed as Exhibits 5.1 and 8.1).

         25.1 Statement of eligibility of Trustee (U.S. Bank Trust National Association).


Item 17. Undertakings

(a) Rule 415 Offering.

 The undersigned registrant hereby undertakes:

 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

 (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

 Provided , however, that:

(A) Paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement; and

(B) Provided further, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this Registration Statement is for an offering of asset-backed securities on Form S-3 and the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

If the registrant is relying on Rule 430B:

(A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or
(b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering
containing  material  information  about  the  undersigned   registrant  or  its
securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) Filings Incorporating Subsequent Exchange Act Documents by Reference.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Request for Acceleration of Effective Date.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) Filings  Regarding  Asset-Backed  Securities   Incorporating  by  Reference
Subsequent Exchange Act Documents by Third Parties

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e) Filings Regarding Asset-Backed Securities That Provide Certain Information Through an Internet Web Site

The undersigned registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB, information provided in response to that Item pursuant to Rule 312 of Regulation S-T through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in the registration statement. In addition, the undersigned registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the specified Internet address as of the date of the prospectus included in the registration statement if a subsequent update or change is made to the information.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 20th day of July, 2006.


                             STRUCTURED PRODUCTS CORP.,


                             By:     /s/ John Dickey
                                    ------------------
                             Name:  John Dickey
                             Title: Assistant Vice President, Finance Officer

         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




July 20, 2006                                By: /s/ Scott L. Flood*
---------------                                 --------------------------------
Date                                         Name: Scott L. Flood
                                             Title:   Director



July 20, 2006                                By: /s/ Orlando Figueroa*
---------------                                 --------------------------------
Date                                         Name: Orlando Figueroa
                                             Title:   Director



July 20, 2006                                By: /s/ Timothy Beaulac*
---------------                                 --------------------------------
Date                                         Name: Timothy Beaulac
                                             Title:   President (Principal
                                                      Executive Officer)



July 20, 2006                                By: /s/ Cliff Verron*
---------------                                 --------------------------------
Date                                         Name: Cliff Verron
                                             Title:   Vice President (Principal
                                                      Accounting Officer and
                                                      Principal Finance Officer)




* The undersigned, by signing his name hereto, does hereby sign this Amendment No. 2 on behalf of each of the persons indicated above pursuant to powers of attorney filed with the Registration Statement on Form S-3 (File No. 333-133978) on May 10, 2006.



July 20, 2006                                By:  /s/ John Dickey
---------------                                 --------------------------------
Date                                            Name:   John Dickey
                                                Title:  Attorney-in-Fact

                                EXHIBIT INDEX


     Exhibit                      Description of Exhibit
       No.
1.1 Form of proposed Underwriting Agreement for Trust Certificates to be distributed in the United States (Incorporated by reference to Exhibit No. 1 to pre-effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 33-55860), filed on March 24, 1994).

3.1         Certificate of Incorporation of Structured Products Corp.
            (Incorporated by reference to Exhibit No. 4.1 to the Registration Statement on Form S-3 (File No. 33-55860), filed on December 17,
            1992).

3.2 By-laws of Structured Products Corp. (Incorporated by reference to Exhibit No. 4.2 to the Registration Statement on Form S-3 (File No. 33-55860), filed on December 17, 1992).


4.1         Form of qualified Trust Agreement.


5.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.*

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.*

23.1 Consents of Orrick, Herrington & Sutcliffe LLP (included in its opinion filed as Exhibits 5.1 and 8.1).

25.1        Statement of eligibility of Trustee (U.S. Bank Trust National
            Association).

* Previously filed